UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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SALLY BEAUTY HOLDINGS, INC.

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3001 Colorado Boulevard, Denton, Texas 76210

LETTER FROM OUR PRESIDENT AND CHIEF EXECUTIVE OFFICER

To our stockholders,

Fiscal 2022 was a busy year for Sally Beauty Holdings, Inc. as we continued putting the infrastructure and core capabilities in place to take our business into the future. I want to thank our team for all that it accomplished and the strides we made towards becoming a more agile and focused organization, all while navigating inflationary pressures and supply chain headwinds to continue delivering for our customers. As a result of our solid performance, we were able to strengthen our balance sheet and return cash to our stockholders, repurchasing almost seven million shares in 2022.

Our New Key Strategic Initiatives

As we enter fiscal 2023, our historically strong cash flow generation and healthy balance sheet leave us well positioned to invest in new business models and services to drive growth and profitability. We will continue leveraging our core competencies and the modern infrastructure SBH has built in recent years, while focusing on three new key strategic initiatives to better position the Company for long term success:

•	Enhance our customer centricity, including an expanded services ecosystem that supports professional stylists, and increased education and expertise to inspire and support all customers;
•	Grow high margin owned brands at Sally Beauty and amplify innovation; and
•	Increase the efficiency of operations and optimize our capabilities.

In addition, we are focused on advancing our ESG and our diversity, inclusion and belonging commitments. Diversity, inclusivity, and self-expression fuel innovation and growth, and we are committed to doing what it takes to inspire a more colorful, confident, and welcoming world.

Annual Meeting Details

You are invited to attend the annual meeting of stockholders of SBH, to be held virtually on Thursday, January 26, 2023 at 9:00 a.m., central time. Details of the business to be conducted at the annual meeting are given in the Official Notice of the Meeting, Proxy Statement, and form of proxy enclosed with this letter. We encourage you to vote in advance so that we will know that we have a quorum of stockholders for the meeting.

It is important that your shares be represented and voted whether you plan to attend the annual meeting. Your prompt vote over the Internet, by telephone via toll-free number or by mailing a written proxy will save us the expense and extra work of additional proxy solicitation. Voting by any of these methods at your earliest convenience will ensure your representation at the annual meeting.

On behalf of the SBH team, I would like to express our appreciation for your continued investment in SBH.

Denise Paulonis

Director, President and Chief Executive Officer

December 14, 2022

3001 Colorado Boulevard, Denton, Texas 76210

LETTER FROM OUR BOARD CHAIR

Dear Fellow Stockholders,

In my time as Chair of Sally Beauty Holdings, Inc., it has been my privilege to write letters such as this one to you, our stockholders. As I prepare to retire from the Board and my role as Chair, I am confident the Company is well positioned to deliver sustainable growth and value creation.

SBH remains committed to the long-term interests of our stockholders and continues to value Boardroom diversity as integral to effective corporate governance, along with our core tenets of outstanding qualifications, experience and professional skills. Our Nominating, Governance and Corporate Responsibility Committee regularly engages in intentional and thoughtful Board refreshment to ensure we have the right mix of skills to meet the evolving needs of our business. The changes being made to our Board this year are reflective of these efforts.

I am pleased that the Board has elected Diana Ferguson to succeed me as Chair, effective at the conclusion of the year’s Annual Meeting. Diana has been a valued addition to our Board since joining in January 2019, and she has brought fresh insights from her extensive track record of success in corporate financial management, strategic planning and transaction execution.

In July 2022, the Board welcomed Rachel Bishop, President of Hefty Tableware at Reynolds Consumer Products, Jeffrey Boyer, Chief Operating Officer of Fossil Group, and Lawrence “Chip” Molloy, Chief Financial Officer of Sprouts Farmers Market, as new directors. These three highly respected executives enhance our expertise across retail operations, strategy and finance, and the Board has already benefitted from their experience.

Following the appointments, and in addition to my retirement, Marshall Eisenberg, John Miller and Edward Rabin will not be standing for re-election at the Annual Meeting. On behalf of the full Board, I want to express our sincere gratitude for their many contributions during their time as directors and thank them for their years of service to SBH.

I am proud of the SBH Board and management team and am confident in their ability to lead and steward the business successfully going forward. I believe that our management team has set the proper course for SBH with wise and appropriate strategic pillars – enhancing customer centricity, growing high margin owned brands with greater innovation, and increasing operational efficiencies. On behalf of the Board, thank you for your continued investment, support and confidence in SBH.

Sincerely,

Robert R. McMaster

Chair of the Board

December 14, 2022

SALLY BEAUTY
HOLDINGS, INC.
3001 Colorado Boulevard, Denton, Texas 76210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To our stockholders:
The annual meeting of stockholders of Sally Beauty Holdings, Inc. (the “Company”) will be held virtually on Thursday, January 26, 2023, at 9:00 a.m., central time, for the purpose of considering and acting upon the following:
(1) The election of the nine directors named in the accompanying Proxy Statement for a one-year term;
(2) To approve an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as disclosed in the accompanying Proxy Statement;
(3) To express the views of stockholders on how frequently advisory votes on executive compensation should occur;
(4) The ratification of the selection of KPMG LLP as our independent registered public accounting firm for our 2023 fiscal year; and
(5) To transact such other business as may properly come before the annual meeting or any adjournment thereof.
Only stockholders of record at the close of business on November 28, 2022 will be entitled to receive notice of and to vote at the meeting and any adjournment or postponement thereof.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on January 26, 2023:
The Proxy Statement and the 2022 Annual Report to stockholders are available at:
www.edocumentview.com/sbh
By Order of the Board of Directors,
John Henrich
Corporate Secretary
December 14, 2022
IMPORTANT:
We urge you to vote your shares at your earliest convenience to ensure the presence of a quorum at the meeting. Promptly voting your shares via the Internet, by telephone via toll-free number or by signing, dating, and returning the enclosed proxy card will save us the expense and extra work of additional solicitation. If your shares are held in street name by a bank, broker or other similar holder of record, your bank, broker or other similar holder of record is not permitted to vote on your behalf on Proposal 1 (election of directors) or Proposal 2 (approval of an advisory resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation) or Proposal 3 (how frequently should stockholders vote on executive compensation) unless you provide specific instructions by completing and returning a voting instruction form or following the voting instructions provided to you by your bank, broker or other similar holder of record. Enclosed is an addressed, postage-paid envelope for those voting by mail in the United States. Because your proxy is revocable at your option, submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so. Please refer to the voting instructions included on your proxy card or the voting instructions forwarded by your bank, broker, or other similar holder of record if you hold your shares in street name.

TABLE OF CONTENTS
  4 2022 PROXY STATEMENT SUMMARY
10   PROPOSAL 1 – ELECTION OF DIRECTORS
15 BOARD NOMINEE QUALIFICATIONS
16 BOARD NOMINEE DIVERSITY
17 CORPORATE GOVERNANCE, THE BOARD AND ITS COMMITTEES
17 Board Purpose and Structure
17 Corporate Governance Philosophy
18 Board Diversity
19 Environmental, Social And Corporate Governance
19 ESG – Purpose and Values
19 ESG – Governance
19 ESG – Ethics Code
20 Human Capital
24 Diversity, Inclusion and Belonging
26 Philanthropy and Community Impact
27 Environmental Sustainability
28 Responsible Sourcing
29 Data Protection and Cybersecurity
30 Director Independence
30 Nomination of Directors
31 Stockholder Recommendations or Nominations for Director Candidates
31 Director Qualifications
31 Annual Election of Directors
32 Mandatory Retirement of Directors
32 Directors Who Change Their Present Job Responsibilities
32 Board Self Evaluations
32 Board Meetings and Attendance
32 Board Leadership Structure
SALLYBEAUTY HOLDINGS, INC. 2022 Proxy Statement

TABLE OF CONTENTS
33 Communications with the Board
33 Board’s Role in the Risk Management Process
33 Committees of the Board of Directors
36 Compensation Committee Interlocks and Insider Participation
36 Compensation Risk Assessment
36 Related Party Transactions
38 Directors’ Compensation and Benefits
38 Narrative Discussion of Director Compensation Table
40 Director Indemnification Agreements
40 No Material Proceedings
41 BENEFICIAL OWNERSHIP OF THE COMPANY’S STOCK
42 Securities Owned by Directors and Executive Officers
43 Persons Owning More than Five-percent of the Company’s Common Stock
44   PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION
45   PROPOSAL 3 – ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES ON EXECUTIVE COMPENSATION
46 EXECUTIVE OFFICERS
48 EXECUTIVE COMPENSATION
48 Compensation Discussion and Analysis
72 Compensation and Talent Committee Report
73 Compensation Tables
85 CEO PAY RATIO
86   PROPOSAL 4 – RATIFICATION OF SELECTION OF AUDITORS
87 Report of the Audit Committee
88 DEADLINES AND PROCEDURES FOR NOMINATIONS AND STOCKHOLDER PROPOSALS
89 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
93 OTHER MATTERS
A-1 APPENDIX 1 NON-GAAP FINANCIAL NUMBERS RECONCILIATION
www.sallybeautyholdings.com 3

2022 PROXY STATEMENT SUMMARY
Proxies are being solicited by the Board of Directors of Sally Beauty Holdings, Inc. (NYSE: SBH) (“we,” “us,” or the “Company”) to be voted at our 2023 Annual Meeting. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
ANNUAL MEETING OF STOCKHOLDERS
TIME AND DATE
9:00 a.m. Central Time, January 26, 2023
PLACE
This year’s meeting will be a virtual annual meeting and will be held solely online via live webcast. You will be able to attend and participate in the annual meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting meetnow.global/MRAZFNL and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials. Please refer to the Q&A section beginning on page 89 for instructions on how to attend the virtual meeting.
RECORD DATE
November 28, 2022
VOTING
Stockholders as of the Record Date are entitled to notice of, and to vote at, the annual meeting. Each share of common stock is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
On or about December 14, 2022, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record as of the Record Date. The Notice contains instructions on how to access over the internet the Company’s Notice of Annual Meeting of Stockholders, Proxy Statement, form of proxy and Annual Report on Form 10-K for the fiscal year ended September 30, 2022 (FY22).
VOTING MATTERS
PROPOSAL
BOARD VOTE
RECOMMENDATION
PAGE
REFERENCE
(for more detail)
Proposal 1: Elect nine directors
FOR each Nominee
10
Proposal 2: Approve, on an advisory basis, compensation of our named executive officers (NEOs)
FOR
44
Proposal 3: Express view on how frequently advisory votes on compensation of our NEOs should occur
FOR
“1 Year”
45
Proposal 4: Ratify KPMG LLP as our independent registered public accounting firm for fiscal 2023
FOR
86
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

2022 PROXY STATEMENT SUMMARY

DIRECTOR NOMINEES

Nine directors are standing for election at the 2023 Annual Meeting for one-year terms. The following table provides summary information about each of the director nominees as well as their committee memberships. The table also discloses the Board's determination as to the independence of each nominee under the listing standards of the New York Stock Exchange ("NYSE") and relevant rules of the Securities and Exchange Commission ("SEC"). Additional information about each nominee's background and experience can be found beginning on page 10. To be elected, each nominee must receive more votes cast "for" such nominee's election than votes cast "against" such nominee's election.

Name	Age	Director since	Occupation	Experience/ Qualification	Indep.	AC	CC	NG/ CR	EC
Denise Paulonis	50	May 2018	President & CEO, Sally Beauty Holdings, Inc.	Management, Finance, Audit, Retail					•
Rachel R. Bishop, Ph.D.	49	July 2022	President, Hefty Tableware, Reynolds Consumer Products	Consumer Products, Retail, ESG, M&A	✓		•	•	
Jeffrey Boyer	64	July 2022	COO, Fossil Group	Management, Audit, Retail	✓	•	•		
Diana S. Ferguson *(Board Chair Elect)*	59	Jan. 2019	Principal, Scarlett Investments LLC	Management, Finance	✓		C	•	•
Dorlisa K. Flur	57	Jan. 2020	Snr. Advisor, Former Chief Strategy & Transformation Officer, Southeastern Grocers, Inc.	Management, Mass Market Retail Transformation	✓	•	•	•	
James M. Head	57	Jan. 2021	EVP and CFO, MultiPlan Corporation	Finance, Strategy, M&A	✓	•			CE
Linda Heasley	67	May 2017	President and CEO, Janie and Jack	Management, Retail	✓		•	•	
Lawrence "Chip" P. Molloy	61	July 2022	CFO, Sprouts Farmers Market	Management, Finance, Audit	✓	CE			•
Erin Nealy Cox	52	July 2021; also Aug. 2016 to Nov. 2017	Partner, Kirkland & Ellis	Cyber Security, Governance, Legal	✓			CE	•

DIRECTORS NOT STANDING FOR RE-ELECTION

Name	Age	Director since	Occupation	Experience/ Qualification	Indep.	AC	CC	NG/ CR	EC
Marshall E. Eisenberg	77	November 2006	Founding Partner, Neal Gerber & Eisenberg LLP	Governance, Risk Management, Legal	✓			C	
Robert R. McMaster *(Board Chair)*	74	November 2006	Retired Executive and Independent Auditor	Management, Finance, Audit	✓	C			•
John A. Miller	69	November 2006	Co-Chairman of Envoy Solutions	Management, Finance	✓	•			C
Edward W. Rabin	76	November 2006	Retired Executive	Management	✓		•		

Committees:

AC = Audit **CC** = Compensation & Talent **NG/CR** = Nominating, Governance and Corporate Responsibility **EC** = Executive
C = Chair **CE** = Chair Elect

Each director nominee elected will serve until the 2024 annual meeting. The Board recommends a vote **FOR** each nominee.

www.sallybeautyholdings.com 5

2022 PROXY STATEMENT SUMMARY
BOARD NOMINEES SNAPSHOT
Diversity
Independence
67%
Women
6 of 9
Director Nominees are Women
1 of 9
Director Nominees is
racially/ethnically diverse
Independence
8 of 9
Director Nominees are
Independent
89%
Independent
Age Mix
40S 50S
57 years
Median Age
1 5 3 0
60S 70S
Tenure
6
3
0
0-3 yrs 4-7 yrs 8+ yrs
2.4 years
Average Tenure
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

2022 PROXY STATEMENT SUMMARY
FY22 PERFORMANCE
COMPARABLE SALES (1) 3-YEAR AVERAGE ROIC (3)
OI
($ in Millions)
AOI (1)(2)
($ in Millions)
DILUTED EPS ADJUSTED DILUTED EPS (2)
-0.3% -8.9%
9.6% 0.6%
FY19 FY20 FY21 FY22
21.5% 19.1% 18.9% 16.2%
FY17-19 FY18-20 FY19-21 FY20-22
$459
$259
$418 $338
FY19 FY20 FY21 FY22
$458
$294
$461 $391
FY19 FY20 FY21 FY22
$2.26
$0.99
$2.10 $1.66
FY19 FY20 FY21 FY22
$2.26
$1.22
$2.40 $2.16
FY19 FY20 FY21 FY22
(1) Please see page 59 for Comparable Sales and Adjusted Operating Income (“AOI”) definition.
(2) Please see Appendix 1 for a reconciliation of non-GAAP numbers.
(3) 3-Year Average Return on Invested Capital (“ROIC”) is defined as net income plus after-tax interest expense divided by monthly invested capital over the three-year performance period.
Net Sales were $3.82 billion, a decrease of 1.5% over the prior year.
Global E-Commerce Sales were $333 million and represented 8.7% of total net sales.
GAAP operating earnings of $338 million and GAAP operating margin of 8.8%, Adjusted Operating Earnings of $391 million and Adjusted Operating Margin of 10.3%.
Repurchased 6.8 million shares at an aggregate cost of $130.3 million and completed full repayment of $300 million of 8.75% senior secured notes. www.sallybeautyholdings.com 7

2022 PROXY STATEMENT SUMMARY

FY22 STRATEGIC OBJECTIVES AND ACCOMPLISHMENTS

Leverage Our Digital Platform

✓  Create an Easy and Reliable Omni-Channel Platform for Do-It-Yourself (“DIY”) Enthusiasts and Stylists

✓  Optimize BSG’s Redesigned E-commerce Site and Fulfillment Options of Buy Online / Pick-up in Store (“BOPIS”) and 2-Hour Delivery

✓  Increase Adoption Rates of Sally’s Fulfillment Model: BOPIS, Ship From Store, and 2-Hour Delivery

✓  Scale and Optimize the Full Suite of Omni-channel Services to Drive E-commerce Penetration to 15% or More Over Time

Drive Loyalty and Personalization

✓  Drive Customer Engagement and Sales

✓  Grow Loyalty Programs: Sally US/Canada Sales From Loyalty Members & BSG Sales From Rewards Credit Card (Fall 2020 Launch)

✓  Sally: Recommend Product Usage, Send Reminders to Replenish, and Incorporate DIY and Educational Content into the Customer Journey

✓  BSG: Showcase New Product Arrivals and Send Reminders to Restock Back Bars

✓  Drive Higher Customer Lifetime Value by Growing Transaction Spend and Increasing Purchasing Frequency

Deliver Product Innovation	✓ Focus on Sustainable and Clean Products ✓ Expand our Owned Brand Penetration at Sally ✓ Launch New Products at BSG in Color and Care ✓ Expand Nail Category at Both Sally and BSG

Advance our Supply Chain

✓  Create a Highly Automated, Integrated Best-In-Class Capabilities Across Inventory Forecasting, Assortment, Pricing/Promotions, & In-Stocks

✓  Execute Final Phase of JDA (Merchandising and Supply Chain Platform) Implementation

✓  Complete JDA Rollout to Remaining Sally Stores; BSG Stores Completed

✓  Fully Integrate JDA with Our North Texas Distribution Center

Progress on ESG

Our Environmental, Social and Governance (“ESG”) strategy focuses primarily on the areas where we believe we can have a meaningful impact:

✓  Employees – Safety, Health and Well-being

✓  Diversity, Inclusion and Belonging

✓  Philanthropy and Community Engagement

✓  Energy and Environment

✓  Product Development and Sourcing

✓  Data Protection and Cybersecurity

  2022 Proxy Statement

2022 PROXY STATEMENT SUMMARY

FY22 CORPORATE GOVERNANCE HIGHLIGHTS

•	Continued thoughtful, orderly transition of Board leadership, thereby strengthening Board governance.
•	Appointed three new directors to the Board in July.
•	Appointed new Board Chair Elect (Ferguson).
•	Appointed new Committee Chair Elects of Audit (Molloy), Executive (Head) and Nominating, Governance and Corporate Responsibility (Nealy Cox).
•	Current Nominee slate will result in gender-diverse Board with 2/3 women, 1/3 men.
•	Continued integration of Company’s purpose and values across our ESG plans.

FY22 ESG HIGHLIGHTS The Board continued its focus on advancing company-wide ESG and sustainability efforts, which are focused on five main areas where we can have a meaningful impact:

1) Employees – focused on key areas relevant to our team, especially:

•	Safety, health and well-being
•	Input and feedback from team through surveys and other mechanisms
•	Engagement, retention, succession and talent development

2) Diversity, Inclusion, Belonging – diversity and inclusion are at the heart of SBH:

•	Continued multi-phase, year-round Diversity Inclusion and Belonging leadership training
•	Scored 95 on the Human Rights Campaign’s Corporate Equality Index
•	Launched Employee Resource Groups (ERGs) for Women, LGBTQ+, Black and Hispanic associates

3) Philanthropy and Community Impact:

•	Established disaster relief fund and raised over $31,000 to assist Company employees impacted by hurricanes in Florida and Puerto Rico during 2022
•	Raised over $8,000 for the National Breast Cancer Foundation
•	Built out infrastructure and governance of non-profit entity, SBH Inspires Foundation

4) Environmental Sustainability, Responsible Sourcing: Made progress towards reducing our environmental impact by reducing energy usage and increasing energy efficiency.

5) Data Privacy and CyberSecurity Oversight: Each quarter during FY22, our Chief Information Security Officer delivered detailed reports to the Audit Committee on: risk identification and management strategies, cybersecurity strategy and governance structure, consumer data protection, risk mitigation activities, learnings from data security incidents of peer companies, results of third-party assessments and testing, and updates on employee training.

FY22 STOCKHOLDER OUTREACH – During FY22, we engaged with investors and sell-side analysts by hosting numerous meetings, investor calls and virtual events. We believe that listening to investors is essential to good governance and to the long-term sustainability of our company.

FY22 EXECUTIVE COMPENSATION HIGHLIGHTS – Highlights of our Named Executive Officer compensation program – including NEO Changes and Compensation Program Changes for FY22 and FY23 – are described in the CD&A section beginning on page 48.

www.sallybeautyholdings.com  9

PROPOSAL 1
ELECTION OF DIRECTORS
Our current Board of Directors consists of thirteen individuals, twelve of whom qualify as independent of us under the rules of the NYSE. Nine of our thirteen directors are standing for re-election. Our Certificate of Incorporation and our By-Laws provide for the annual election of each of our directors for one-year terms.
Following the recommendations of our Nominating, Governance and Corporate Responsibility Committee, our Board of Directors has nominated the following nine individuals for election to our Board of Directors: Ms. Paulonis, Ms. Bishop, Mr. Boyer, Ms. Ferguson, Ms. Flur, Mr. Head, Ms. Heasley, Mr. Molloy and Ms. Nealy Cox. Accordingly, this Proposal 1 seeks the election of these nine individuals to be directors, each with a one-year term that will expire at the annual meeting of stockholders in 2024.
Unless otherwise indicated, all proxies that authorize the proxy holders to vote for the election of directors will be voted “FOR” the election of the nominees listed below. If a nominee becomes unavailable for election as a result of unforeseen circumstances, it is the intention of the proxy holders to vote for the election of such substitute nominee, if any, as the Board of Directors may propose. As of the date of this Proxy Statement, each of the nominees has consented to serve and the Board is not aware of any circumstances that would cause a nominee to be unable to serve as a director.
Each director nominee is a current director with a term expiring at this annual meeting. Each director nominee has furnished to us the following information with respect to their principal occupation or employment and principal directorships:
Denise Paulonis
Director, President and Chief Executive Officer, age 50
Ms. Paulonis has served on our Board of Directors since May 2018 and is the Company’s President and Chief Executive Officer, a role she has held since October 2021. Prior to being appointed to her current role, Ms. Paulonis served as Chief Financial Officer of Sprouts Farmers Market, Inc. Prior to joining Sprouts in February 2020, Ms. Paulonis was the Executive Vice President and Chief Financial Officer of The Michaels Companies, a position she held from August 2016 to January 2020. Ms. Paulonis joined Michaels in September 2014 and served as its Senior Vice President, Finance and Treasurer from November 2015 to August 2016 and as its Vice President, Corporate Finance, Investor Relations and Treasury from September 2014 to November 2015.
Prior to joining Michaels, Ms. Paulonis held various senior level positions with PepsiCo and McKinsey & Company, after starting her career at Procter & Gamble. She holds an M.B.A. from The Wharton School at the University of Pennsylvania and a Bachelors of Science in Finance and Economics from Miami University. Ms. Paulonis has served on the Conagra Brands Board of Directors since August 2022. We believe that Ms. Paulonis’ executive, management and finance experience well qualifies her to serve on our Board.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS
Rachel R. Bishop, Ph.D.
Director, age 49
Ms. Bishop was elected to our Board of Directors in July 2022. Ms. Bishop brings more than 20 years of experience in consumer goods, manufacturing and retail. She currently serves as President, Hefty Tableware at Reynolds Consumer Products (NASDAQ: REYN), where she oversees a $1Bn portfolio of consumer products and leads Reynolds’ ESG programming. She was a member of the management team that led Reynolds through a successful IPO in January 2020. Prior to joining Reynolds in 2019, she held senior positions with Treehouse Foods, Inc., (NYSE: THS) from 2014 through 2018, including President, Snacks Division and SVP & Chief Strategy Officer. Her previous roles include GVP Retail Development and Global Merchandising at The Walgreen Co., now Walgreens Boots Alliance Inc., and started her business career with eight years at McKinsey & Company. Ms. Bishop holds a Ph.D. in Materials Science and Engineering from Northwestern University, and a Bachelor of Science in Materials Science and Engineering, and in Geophysics from Brown University. We believe that Ms. Bishop’s strong executive background in consumer products, retail, ESG, M&A and strategic planning well qualifies her to serve on our Board.

Jeffrey Boyer
Director, age 64
Mr. Boyer was elected to our Board of Directors in July 2022. Mr. Boyer is an experienced finance and operations executive and retail industry veteran. He currently serves as Chief Operating Officer of Fossil Group (NASDAQ: FOSL) after having held the role of Chief Financial Officer and Treasurer from October 2017 to April 2020. Mr. Boyer also served as a director on Fossil Group’s Board from 2007 to 2017, including serving as Chair and a member of its Audit Committee. Prior to joining Fossil Group, Mr. Boyer held Chief Financial Officer roles at Pier 1 Imports, Tuesday Morning, and Michaels Stores, Inc., among others. He began his career at PricewaterhouseCoopers. Mr. Boyer holds a Bachelor of Science in Finance from the University of Illinois. We believe that Mr. Boyer’s extensive finance and operations experience, and his executive leadership in retail, well qualifies him to serve on our Board. www.sallybeautyholdings.com 11

PROPOSAL 1
ELECTION OF DIRECTORS
Diana S. Ferguson
Director, age 59
Ms. Ferguson was elected to our Board of Directors in January 2019. Ms. Ferguson has served as a principal of Scarlett Investments, LLC, a private investment firm, since 2013. She formerly served as Chief Financial Officer to Cleveland Avenue, LLC, a venture capital investment firm, from September 2015 to December 2020. She also served as Chief Financial Officer of the Chicago Board of Education from February 2010 to May 2011 and as Senior Vice President and Chief Financial Officer of The Folgers Coffee Company from April 2008 to November 2008 when Folgers was sold. Prior to joining Folgers, she was Executive Vice President and Chief Financial Officer of Merisant Worldwide, Inc. Ms. Ferguson also served as the Chief Financial Officer of Sara Lee Foodservice, a division of Sara Lee Corporation, and in a number of leadership positions at Sara Lee Corporation, including Senior Vice President of Strategy and Corporate Development, as well as Treasurer.
She currently is a director of Mattel, Inc., where she serves on the Audit Committee and is also a director of Gartner, Inc. where she serves on the Audit Committee. We believe that Ms. Ferguson’s executive, management and finance experience well qualifies her to serve on our Board.

Dorlisa K. Flur
Director, age 57
Ms. Flur has served on our Board of Directors since 2020. Ms. Flur is a corporate director and strategic advisor to companies in the retail industry. She currently serves as a director of Hibbett, Inc., where she is a member of its Audit Committee and chairs its Nominating and Corporate Governance Committee. She also serves as a director of United States Cold Storage, a wholly-owned subsidiary of John Swire & Sons, Ltd., and chairs its Strategy Committee. Ms. Flur has served as senior advisor to Southeastern Grocers, Inc. since August 2018 and was previously its Chief Strategy and Transformation Officer from August 2016 to July 2018. Ms. Flur previously served as Executive Vice President, Omnichannel for Belk, Inc. from 2013 to 2016, where she integrated stores and eCommerce and also led supply chain. Prior to that she was Vice Chair, Strategy and Chief Administrative Officer at Family Dollar Stores, Inc. where she held a series of top operating roles including real estate, marketing and merchandising as the company scaled from 5000 to 7500 stores.
Ms. Flur is a former partner of McKinsey & Company, Inc. and co-led its Charlotte, North Carolina office. She is recognized by the National Association of Corporate Directors as NACD Directorship Certified™ and has also completed its climate governance cohort. We believe that Ms. Flur’s governance, executive and management experience, including extensive work driving transformations within mass market retail, well qualifies her to serve on our Board.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

PROPOSAL 1
ELECTION OF DIRECTORS
James M. Head
Director, age 57
Mr. Head was elected to our Board of Directors in January 2021. Mr. Head has served as the Executive Vice President and Chief Financial Officer of MultiPlan Corporation since November, 2021. Prior to being appointed to his current role he served as a Partner at BDT & Company, LLC from 2016 until June 2021 and, prior to that, worked at Morgan Stanley for 22 years where he held various executive leadership roles, including Co-Head of the Mergers, Acquisitions and Restructuring Group, Americas from 2013 to 2016; Co-Head of the Financial Institutions M&A Group, Americas from 2008 to 2013; and Managing Director from 2003 to 2016. We believe that Mr. Head’s financial, strategic, and transactional experience – including over 30 years as an investment banker involved in complex financial and strategic transactions – well qualifies him to serve on our Board.

Linda Heasley
Director, age 67
Ms. Heasley has served on our Board of Directors since May 2017. Prior to her current role as President and Chief Executive Officer of Janie and Jack, a children’s brand, she was President and Chief Executive Officer of Downshift LLC providing advisory services to start ups from January 2020 to November 2021, and President and Chief Executive Officer of J.Jill Inc. from April 2018 to December 2019. Ms. Heasley served as the Chief Executive Officer and a Director of The Honey Baked Ham Company, LLC from February 2017 to March 2018. Ms. Heasley served as the President and Chief Executive Officer of Lane Bryant Inc. from February 2013 until February 2017 and the Chair, President and Chief Executive Officer at Limited Stores LLC from August 2007 until February 2013.
Prior to this, Ms. Heasley held senior leadership roles at CVS Health Corporation, Timberland, Bath and Body Works and LBrands, Inc. Ms. Heasley previously served as a director of J.Jill Inc. We believe that Ms. Heasley’s executive and management experience well qualifies her to serve on our Board. www.sallybeautyholdings.com 13

PROPOSAL 1
ELECTION OF DIRECTORS
Lawrence “Chip” P. Molloy
Director, age 61
Mr. Molloy was elected to our Board of Directors in July 2022. Mr. Molloy brings finance, private equity and board experience to Sally Beauty. He currently serves as Chief Financial Officer of Sprouts Farmers Market (NASDAQ: SFM) having served as a director and Chair of the Audit and Compensation Committees of Sprouts’ board from 2012 to 2021 and Interim Chief Financial Officer of Sprouts from June 2019 to February 2020. Previously, Mr. Molloy served as a director and Chair of Torrid’s Audit Committee from 2018 to 2021 and Interim Chief Executive Officer of Torrid from January 2018 through August 2018. His previous roles include serving as Senior Advisor at Roark Capital Group, a private equity firm focused predominately on the restaurant and retail sectors, as well as holding Chief Financial Officer roles at Under Armour and Petsmart. Prior to his business career, Chip served as a U.S. Navy fighter pilot for 10 years, later retiring from the Naval Reserve with the rank of Commander. Mr. Molloy holds an MBA from the University of Virginia and a Bachelor of Science in Computer Science from the US Naval Academy. We believe that Mr. Molloy’s extensive executive and finance experience well qualifies him to serve on our Board.

Erin Nealy Cox
Director, age 52
Ms. Nealy Cox has served on our Board of Directors since July 2021 and is a partner in the Government, Regulatory and Internal Investigations Group at Kirkland & Ellis. Ms. Nealy Cox is a trial attorney, cybersecurity expert and former federal prosecutor who served as an independent director on our Board from August 2016 to November 2017. She resigned from the Board when she was nominated and confirmed as the U.S. Attorney for the Northern District of Texas. Ms. Nealy Cox served in this role until January 2021.
Prior to her appointment as the U.S. Attorney, she served briefly in 2017 as a senior advisor at McKinsey & Co. in the consulting firm’s cybersecurity and risk practice. From 2008 to 2016 Ms. Nealy Cox was executive managing director at Stroz Friedberg, a cybersecurity and investigations consulting firm. She began her career serving as an Assistant U.S. Attorney for ten years in the Northern District of Texas. We believe that Ms. Nealy Cox’s executive management, cybersecurity and legal experience well qualifies her to serve on our Board.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES LISTED ABOVE.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

Board Nominee Qualifications

SKILLS TABLE

The following table summarizes the key knowledge, skills and experience that qualifies each nominee for our Board of Directors.

	CEO/Senior Executive Experience Experience as CEO, COO, CFO, President or senior executive of company or partnership, or significant subsidiary, operating division or business unit.	Public Board Governance Experience as director on board of publicly- traded company.	Independence Satisfy the NYSE’s independence requirements.	Financial Expertise Possess the knowledge and experience to be qualified as an “audit committee financial expert.”	International Operations Executive- level experience working in organization with global operations.	Marketing; Merchandising; Sales Experience in a senior management position responsible for managing a marketing, merchandising and/or sales function.	Retail Operations Experience in a senior management position responsible for managing retail operations.	Legal or Consulting Background	Cybersecurity Expertise Experience, certification, specialized knowledge or skills

Paulonis	✓	✓		✓	✓	✓	✓	✓

Bishop	✓		✓		✓	✓	✓	✓

Boyer	✓	✓	✓	✓	✓		✓		✓

Ferguson	✓	✓	✓	✓	✓		✓	✓

Flur	✓	✓	✓	✓	✓		✓	✓

Head	✓	✓	✓	✓	✓			✓

Heasley	✓	✓	✓		✓	✓	✓		✓

Molloy	✓	✓	✓	✓	✓		✓

Nealy Cox	✓	✓	✓					✓	✓

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Board Nominee Diversity

Gender Identity

	Female	Male	Non-Binary	Did Not Disclose Gender

Director Nominees (9)	6	3	—	—
Demographic Background

Asian, South Asian, Southeast Asian or East Asian	—	—	—	—

Native Hawaiian or Pacific islander	—	—	—	—

Middle Eastern	—	—	—	—

Black or African American	1	—	—	—

Hispanic or Latino	—	—	—	—

Native American or Alaskan Native	—	—	—	—

White	5	3	—	—

Multiracial or Biracial	—	—	—	—

LGBTQ+	1

Did Not Disclose Demographic Background	—

  2022 Proxy Statement

CORPORATE GOVERNANCE,

THE BOARD AND ITS COMMITTEES

BOARD PURPOSE AND STRUCTURE

The Board oversees, counsels, and directs management in the long-term interests of the Company and our stockholders. The Board’s responsibilities include:

•	providing strategic guidance to our management;
•	overseeing the conduct of our business and the assessment of our business and other enterprise risks to evaluate whether the business is being properly managed;
•	selecting, evaluating the performance of, and determining the compensation of the CEO and other executive officers;
•	planning for succession with respect to the position of CEO and monitoring management’s succession planning for other executive officers; and
•	overseeing the processes for maintaining our integrity with regard to our financial statements and other public disclosures, and compliance with law and ethics.

CORPORATE GOVERNANCE PHILOSOPHY

We are committed to conducting our business in a way that reflects best practices and high standards of legal and ethical conduct. To that end, our Board of Directors has approved and oversees a comprehensive system of corporate governance policies and programs. These documents meet or exceed the requirements established by the NYSE listing standards and by the SEC and are reviewed periodically and updated as necessary under the guidance of our Nominating, Governance and Corporate Responsibility Committee to reflect changes in regulatory requirements and evolving oversight practices.

Because our Board is committed to corporate governance best practices, we are committed to integrating responsible sustainability and corporate responsibility initiatives into our operations and strategic business objectives.

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BOARD DIVERSITY

We value boardroom diversity as integral to effective corporate governance. We believe that board diversity – gender, race, age, insight, background, personality, and professional experience – is a necessity that improves the quality of strategic decision-making and long-term vision, and represents the kind of company we aspire to be.

In the past five years the Board has made meaningful efforts to diversify board membership, increasing the percentage of women on our Board from 22 percent to 46 percent. If the current slate of Director Nominees is elected, the Board will be comprised 66 percent of women. In addition, beginning this year we are disclosing the demographic background and gender identity of each director nominee. This enhanced diversity has strengthened board-level expertise in critical areas such as: consumer goods and global retailing; corporate financial management; strategic planning and transaction execution; data protection and cybersecurity; and integrated marketing, digital experience, e-commerce and mobile.

Our Board’s leadership by example on diversity continues to be recognized. In November 2021 the Company became a three-time winner of a “Corporate Champions” award, bestowed by the Women’s Forum of New York, which promotes gender parity and diversity on corporate boards. The Women’s Forum named SBH as a “50% Plus Corporate Champion”, the highest tier awarded for S&P 500 and Fortune 1000 companies with board seats held by women. In FY20 Women Inc. magazine named several of our female directors to their celebrated list of “Most Influential Corporate Board Directors.” In FY22 the National Association of Corporate Directors (NACD) named SBH director Dorlisa Flur to the prestigious 2022 NACD Directorship 100™, which honors “those who have demonstrated exemplary board leadership and innovation in corporate governance.” The NACD also named our Board as a nominee for a 2019 NACD NXT™ Recognition Award.

These awards showcase board expertise and practices that promote greater diversity and inclusion.

Under our Corporate Governance Guidelines, the Nominating, Governance and Corporate Responsibility Committee recommends to the Board criteria for selection of directors and reviews periodically with the Board the criteria adopted by the Board. Although the Guidelines do not contain a specific policy on diversity, the Board demonstrates — by its own diverse composition — its commitment to diversity and inclusion.

Our Board recognizes that they play a crucial role in setting the tone for the Company’s workplace culture. The Board has encouraged leaders to hire exceptional employees that bring diversity of thought that allows us to better anticipate the needs and concerns of our various customers. By hiring people with diverse voices, listening to them, and responding accordingly, we believe that we are taking the necessary steps to maintain our long-term sustainability.

  2022 Proxy Statement

ENVIRONMENTAL, SOCIAL AND CORPORATE GOVERNANCE

ESG – PURPOSE AND VALUES     Every aspect of our ESG program is integrally tied to and reflects our company purpose and values. Our purpose and values reflect and emphasize our commitment to being a good corporate citizen and inspiring a more sustainable world. We are committed to reflecting our purpose and core values in everything we do, especially in our Diversity, Inclusion and Belonging (DIB), ESG and sustainability initiatives.

Our DIB initiatives are our commitments to strive to create a world that is more colorful (diverse) and welcoming (inclusive), where people can be themselves and where diversity is beautiful. Our ESG initiatives are our commitments to being part of something bigger, and caring for our people, customers, communities, and planet.

ESG – GOVERNANCE     Our Board of Directors believes that ESG and sustainability issues are essential to our Company’s long-term performance and value creation. The Board is committed to corporate governance best practices and to integrating responsible ESG initiatives into our operations and strategic business objectives.

The Board and the Nominating, Governance and Corporate Responsibility Committee have oversight of the Company’s ESG plan. On a quarterly basis, this committee receives updates on management’s execution against ESG initiatives. On an annual basis, this committee advises on the long-term design of the Company’s ESG program. In 2020, the Compensation and Talent Committee was delegated oversight authority over the Company’s diversity and inclusion programs and goals. The charters for both Committees are available at http://investor.sallybeautyholdings.com. We have not incorporated by reference into this Proxy Statement the information included on or linked from our website, and you should not consider it to be part of this Proxy Statement.

Management of ESG-related projects is jointly led by our General Counsel, our CIO & Chief Transformation Officer and our Chief Human Resources Officer. Together they coordinate a cross-functional team of subject matter experts to drive progress towards ESG goals. Management reports quarterly to and engages with the Board and its Committees regarding progress against our ESG goals.

ESG – ETHICS CODE    Our Company’s core values regarding ESG and corporate responsibility are reflected in our Code of Business Conduct and Ethics (“Ethics Code”), which is the standard of conduct that applies to all of our employees, officers and directors. The Ethics Code reflects the Board’s beliefs about how we should conduct ourselves individually and as a company, and includes the following core principles relating to corporate responsibility and ESG matters: we intend to operate our business as a good corporate citizen, conduct operations with regard to the welfare of our employees and for the protection of the environment; and provide equal opportunity to all employees.

Our Ethics Code is available on our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations. We intend to disclose on our website any substantive amendment to, or waiver from, a provision of the Ethics Code that applies to our principal executive officer, our principal financial officer, our principal accounting officer or persons performing similar functions.

www.sallybeautyholdings.com  19

Our ESG and sustainability strategy is informed by the SASB standards for specialty retailers and focuses primarily on the following five areas where we believe we can continue to have a material, meaningful impact: Human Capital; Diversity, Inclusion and Belonging; Philanthropy and Community Impact; Environmental Sustainability and Responsible Sourcing; and Data Protection and CyberSecurity.

HUMAN CAPITAL

OUR PEOPLE AND PURPOSE    Our Company’s purpose is “To inspire a more colorful, confident, and welcoming world.” Our purpose represents the impact that we intend to have in the world. We believe that the most immediate impact our Company can have is how we support, engage with and value our employees. At SBH, we deeply appreciate and care for our associates and believe they are a material and essential part of our global operations and strategy.

OUR CULTURE AND VALUES    Our Company values are the beating heart of our Company, and they embody how we intend to live up to and achieve our purpose. Our five core values form the bedrock of our culture, and are reflected in our greatest asset – our people. Very simply, our values underscore SBH’s commitment to building a diverse, inclusive company by helping each associate experience a genuine sense of belonging. They embody a culture where each associate can bring their full selves to work, and where everyone contributes to the conversation. Where each employee inspires their team and their customers with their passion and knowledge. Where employees are empowered to make decisions, to deliver for our customers, and to take ownership of their growth and development through education, training, and leadership opportunities. Where we take care of each other, our communities, and the planet.

TALENT OVERSIGHT/GOVERNANCE    Our Board has made oversight of talent and culture a priority through its Compensation and Talent Committee, which oversees the Company’s human resource strategies and initiatives on compensation and benefits, diversity and inclusion, and associate engagement and well-being. The Compensation and Talent Committee regularly receives updates from SBH senior management regarding diversity and inclusion, talent development, retention and turnover, employee engagement and succession planning.

  2022 Proxy Statement

Our key human capital management objectives are to retain, develop and recruit a diverse group of highly qualified and dynamic employees and leaders throughout the Company. At SBH, we intend that our talent oversight policies and programs will create an inclusive environment and empower everyone at SBH to contribute to and share responsibility for our Company’s success.

TALENT AND CAREER DEVELOPMENT    SBH is committed to encouraging growth, well-being and career development of our associates through continuous learning opportunities online, independent development plans, and education financial assistance.

•

We offer employees a streamlined learning and development platform (“Thrive”), which is designed to onboard, upskill and communicate with our employees by connecting them with relevant content. Thrive helps our employees facilitate their role, career and personal growth.

•	We also have a variety of Leadership Development programs and trainings available to leaders (and potential leaders) at various levels throughout our field, supply chain and corporate teams.
•

We have a comprehensive Performance Management process, which includes opportunities for employees to receive feedback and to design for themselves an Individual Development Plan, which is a tool designed to help each employee grow as an individual and as a professional, and strengthen leadership competencies and succession pipelines.

•

Through our Education Assistance Program we offer financial assistance either for professional certification programs or courses in pursuit of an associates, bachelor’s or graduate degree through an accredited institution.

•

We have designed and launched various Academies within SBH to help support career growth and grow key job skills and competencies to ensure that we can train and retain talent in a competitive labor market.

COMMUNICATION AND ENGAGEMENT    SBH’s senior leadership team strives to maintain consistent communication and an open-door policy with our associates. We encourage dialogue and transparency on a regular basis. Ways in which we communicate with and hear back from our teams include:

•

Town Hall Meetings. These are held at least 4 times per year. Each Town Hall consists of business updates from our CEO and other senior leaders, followed by open-ended Q&A in an “Ask Me Anything” format.

•

Live Streams and Virtual Meetings. Our leaders engage with our dispersed field and supply chain teams through both formal updates and more informal live sessions using tools such as WebEx, Zoom and Facebook Live.

•

Summits. Our Sally and Beauty Systems Group teams have conducted summits with field leadership teams every fall for a number of years, usually at the beginning of our fiscal year. These summits include everything from leadership development to systems training to product knowledge showcases, and everything in between. More recently, we have had more cross-functional summits in our Corporate Support Center focused on marketing, social media, technology and E-Commerce.

•

Associate Engagement Survey. We conduct an annual engagement survey open to all our associates in the U.S. and Canada. From this, we identify key themes, needs and actions to be taken across our different departments and groups. The survey is conducted anonymously by an independent third party and is structured to allow associates to voice any concerns, questions and expectations. Results of the survey (which are entirely anonymized) are pushed upwards through managers, allowing transparency to the views of both direct and indirect reports, as well as to other departments. Each department holds meetings to address and respond to questions or concerns and to set action plans/priorities for making improvements.

www.sallybeautyholdings.com  21

•

Engagement on Diversity Issues. We actively seek to engage with our employees on issues of diversity and inclusion. We want our employees to tell us how we are doing and where and how we can improve. We are committed to listening to our associates about their experiences and concerns in this important area, and to responding with empathy and action in a responsible, proactive way. Over the last few years, we have conducted substantive, thoughtful training of SBH leaders and teams, focusing on building empathy and understanding of issues such as prejudice, discrimination, privilege, social identity, unconscious bias and mental wellness. Over the past two years we provided a comprehensive set of e-learning training sessions and we also began a series of open dialogues between leaders and their teams about issues of Diversity, Inclusion and Belonging (DIB). We also began a DIB Ambassador Program with people from across SBH dedicated to learning more, and helping to facilitate and elevate our discussions across the Company. Both our company-wide Engagement Survey and dedicated DIB-focused Survey provide all associates a voice on issues of diversity, inclusion and belonging, with questions specifically focused on those issues. Our separate DIB-focused survey allows us to dive deeper into these matters while giving associates an opportunity to be heard. We then share the key findings from this survey and hold focused town halls with our teams to continue the dialogue on how we are doing, what our priorities should be.

•

Based on what we heard from our team in our FY21 DIB Survey results, we launched the first of four Employee Resource Groups (ERGs) in FY22. Our initial ERGs are for Women, LGBTQ+, Black and Hispanic employees. Each ERG has an Executive sponsor, Lead and co-lead as well as a group of self-elected employees. The ERGs are engaging with employees throughout the organization, connecting with departmental leaders to share the voice of their ERGs to help shape business strategies, and seeking ways to connect within our communities.

  2022 Proxy Statement

•	DIB/Inclusion Improvement: Our FY22 Engagement Survey showed meaningful improvement from FY21:

HEALTH, SAFETY, WELL-BEING    SBH places a high value on the health, safety and well-being of our associates and this is reflected in our values and culture. As a company we evidence this commitment in many ways, including: our continuing, agile and empathetic treatment of associates throughout the pandemic; our compensation and benefits package; and our provision of safe, healthy working conditions.

•

COVID-19 Update. In FY22 SBH has continued to prioritize the health, safety and well-being of our approximately 29,000 global associates who are the backbone of our global business. Over the course of FY22, we continued to adapt and respond to the various impacts of COVID-19 across our business. Our associates continued to show themselves to be resilient and creative, all with a great amount of grace and grit. The health and safety of our associates remains a priority. Such efforts included various safety protocols such as detailed cleaning protocols, personal protective equipment requirements, and visual cues regarding social distancing, mask-wearing, etc. At times of peak case counts or the emergence of the new variants, we instituted rolling, rapid testing for COVID-19 at a number of our distribution centers. We continued to maintain and update these protocols, monitor for compliance and make improvements and adjustments where needed throughout FY22. We have also managed through closures and capacity restrictions where required by local law, and sought to provide as much notice and support to our teams as reasonably possible. While the need for many of these COVID-related measures subsided later in FY22, we stand ready to respond quickly and effectively should the need arise.

•

Compensation. Wage, Holiday, Leave Programs, Parental Leave: Our full-time employees receive vacation, sick time, 6 holidays and 3 floating holidays annually. SBH also provides medical leave for up to 6 weeks for all associates that do not otherwise qualify for leave under the U.S. Family and Medical Leave Act. In addition, we provide personal leave (up to 30 days) for employees who have been with SBH for at least 6 months with an average of 30 work hours per week. We recently added a paid parental leave program providing 6 weeks of fully paid leave for the birth, adoption or placement of a child. Bonuses and incentives: Our Annual Incentive Plan (AIP) provides annual incentive awards to participating associates based on company-wide sales and performance metrics established periodically by the Board. The AIP is designed to attract and retain key employees and motivate participants to achieve profitability and growth for our Company. We also provide a quarterly bonus program for field management teams – District Managers, Area Managers, Store Managers and Distribution Center Warehouse Managers and Supervisors.

•

Benefits. Healthcare and pension: SBH offers medical coverage, pharmacy coverage, telehealth coverage for minor medical needs, and preventive in-network care is covered 100% on all plans. Three medical plans are offered and the Company makes monthly contributions to each plan. We offer access to health and well-being resources through an employee assistance program and other resources. Beginning in 2022, many of these benefits – including fundamental medical benefits – were made available to our part-time associates. SBH also offers a 401(k) Retirement Savings Plan that gives employees an opportunity to save for retirement on a tax-advantaged basis, with company-funded match. Flexible working hours: we instituted a Flex Work Week Program at our Corporate Support Center and offer flexible scheduling in our distribution centers. Our stores

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also do their best to accommodate scheduling needs as much as possible. In our Corporate Support Center, we have instituted hybrid work arrangements for most positions, and expanded remote work opportunities based on the type of work performed. We will monitor and continue to evolve how this works over time.

•

Safe Working Conditions; Supplier Vendor Code of Conduct. We believe that every associate has the right to safe and humane working conditions and we require all our suppliers to understand and comply with our Supplier Code of Conduct. SBH values our partnerships with suppliers and vendors and understands the impact they can have on our associates. Thus, SBH has included rules governing their conduct, both with respect to expectations while interacting with our associates, and, with our foreign suppliers, assurances that they too are providing a safe and healthy working environment for their associates. Whistleblower Policy: We have an Employee Concern Line – operated by an independent company – which allows for complaints to be made securely and anonymously. To further strengthen the integrity and protections of this confidential reporting mechanism, complaints about any Vice President or above are reported to an independent ombudsperson. The Employee Concern Line is only one part of our broad-scope effort to provide employees with resources to safely deal with and report any harassment, discrimination, bullying, retaliation, etc. We have formalized these procedures in our Freedom from Discrimination and Harassment Policy and our SBH Cares Policy, each of which reflects our core values and is made available to all employees. Our Supplier Code of Conduct reflects our whistleblower policy; we require vendors and suppliers to provide their employees with whistleblower protection without fear of retaliation for calling attention to legal or ethical issues. Our commitment to the safety of our associates is also evidenced by our background check policy for new hires, training and policy communications related to handling both associate and customer incidents, partnerships to maintain the stores and make necessary repairs, as well as ongoing support in the field and at the Corporate Support Center.

DIVERSITY, INCLUSION AND BELONGING

OUR VALUES    At Sally Beauty we celebrate differences, inclusivity and self-expression. This fundamental aspect of SBH is rooted in our belief that beauty is for everyone and everyone should find their own path to beauty.

Our associates and our customers care about celebrating diversity and self-expression. We want our company and our stores to be places where all of our associates and customers feel valued for who they are, and experience a sense of belonging. We want to lead on this issue – both internally with our people, and externally with customers and investors – and that is how we want to be viewed and perceived going forward. We believe we should take action when appropriate and stand up for the right things.

Diversity, Inclusion and Belonging are core to our brand values and are at the heart of who we are as a Company – at the Board level, throughout our global workforce, and in our shared commitment to serving a diverse customer base and their communities.

OUR BOARD    Our Board’s composition leads the Company’s commitment to Diversity, Inclusion and Belonging. Having diverse voices on our Board enhances the Board’s expertise, broadens its viewpoint and sets the tone to encourage leaders at all levels of the Company to listen to the concerns of our associates and customers alike. Our Compensation and Talent Committee provides regular hands-on oversight of our Diversity, Inclusion and Belonging initiatives. Our Board believes that listening to and understanding diverse voices is crucial to the Company’s success and long-term sustainability.

  2022 Proxy Statement

OUR WORKFORCE    One of our core values is “Be
Yourself”, which to us means simply “Come as you are –
everyone is welcome here.” Throughout our global
workforce, this is something we take to heart and live out
every day.

We are committed to fostering a diverse and inclusive
workforce where everyone is welcome and each person
can be authentic about who they are at work. We believe
our culture of inclusion and acceptance fosters and
directly enhances the diversity within our global
workforce.

Our SBH team in the U.S. and Canada is over 90% women
and over 48% racially/ethnically diverse. In 2019 and
2020, Forbes named our Company one of America’s Best
Employers for Diversity. We recognize and celebrate the
bedrock values of workforce diversity, inclusion,
belonging and engagement within our teams. For us
these are key drivers of the success of the business, as our associates should – and do – reflect the various qualities
of our customers and what they desire and expect from
SBH. To that end, we are committed to including a
diverse slate of candidates for our job openings.

OUR CUSTOMERS    We have an incredibly diverse customer base that we serve in almost every community in the US, and we have an obligation to be accepting and inclusive of them and to serve them to our best ability. SBH customers span the entire continuum of gender and ethnic diversity. We sell products to treat and style every kind of hair; we deliver a tailored assortment of beauty products that serve the local communities where our over 4,080 U.S. and Canadian stores are located. Serving the diverse demographics and needs of our customers drives a culture and workforce that embraces and reflects the communities we serve.

Some examples of customer-focused actions we have taken in the past few years include:

•

We established our DIB Operations Leadership Team, ensuring Diversity, Inclusion and Belonging have a “seat-at-the-table” for our strategic and operational decision-making with respect to customers, product assortment and vendor partners.

•

Our Beauty Systems Group segment launched its “MOVE Initiative,” which is focused on strengthening connections with textured hair-focused salons and stylists and the Black entrepreneurs that own those salons.

•	For the last two years, we have hosted our “World of Texture Summit” with 8,200 stylists attending virtually.
•

We have seen continued success with our accelerator program, Cultivate, which helps beauty entrepreneurs grow their business and has empowered female-owned beauty brands to bring their visions and business plans to life. Our most recent winners were Luxxi (founded by Jasmine Shamberger) – an innovative and modern press-on nail line – and Juices & Botanics (Whitney Eaddy, CEO), a luxury hair care line. More information is available at www.sallybeauty.com/cultivate.

•

April Holt, Group Vice President of Stores for Beauty Systems Group, was recently named “Corporate Ally of the Year” by Sadiaa Black Beauty Room & Awards! This award “recognizes an executive in the beauty, fashion and retail industries who has impacted beauty diversity, equity, and inclusion by providing groundbreaking education, resources, and marketing support. April was recognized “for the efforts she has led to bring more focus to textured hair and other relevant issues in the world of professional beauty.”

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MINORITY AND WOMEN-OWNED BRANDS    SBH has a long history of partnering with women and minority-owned beauty brands, with SBH often providing their first major distribution point with a national or even international footprint. In the past two years 22 minority-owned brands have launched new products that SBH distributes. As of the end of FY22, our assortment includes:

•	57 Female Owned or Founded Brands
•	59 Black Owned or Founded Brands
•	17 Hispanic Owned or Founded Brands
•	14 Asian Owned or Founded Brands
•	3 LGBTQ+ Owned or Founded Brands

SBH intends to actively build off this legacy of success by maintaining and growing our assortment of minority and women owned or founded brands.

FY22 ACCOMPLISHMENTS    In FY22, in addition to continuing many of the initiatives and programs already in place, we made progress on Diversity, Inclusion and Belonging in the following ways:

•

We continued our multi-phase, year-round DIB leadership training (partnering with an external expert: the NOVA Collective) focused on building an understanding of issues such as prejudice, discrimination, privilege, social identity, unconscious bias and mental and emotional well-being, which were followed by leaders having open dialogues with their teams about these important issues.

•

We continued SBH’s Diversity, Inclusion and Belonging initiative, “One & All”. To help address issues of racial injustice, part of this initiative is designed to give our Black associates and their concerns a greater voice on issues of diversity, inclusion, and belonging and forums in which to be heard.

•

We established our first Employee Resource Groups (ERGs), which are associate-led groups organized around a common identity or passion. Our first four ERGs are Women, LGBTQ+, and Black and Hispanic associates. As we learn from our ERGs’ continuing work and interaction with the business, we plan to expand ERGs across resource groups, as well as geographically.

•	Launched our public-facing DIB website at www.sallybeautyholdings.com/our-company/diversity-inclusion-and-belonging to share our vision, progress, associate stories and initiatives.
•	Updated our Careers websites with focus on DIB, our Purpose & Values and ESG.
•	Launched our DIB initiatives and strategies within our global LATAM and Sally Europe business units, adapting plans to accommodate local differences.
•

The Company’s DIB leaders and ambassadors continue to help ensure that all associates feel their views, cultures and beliefs are recognized, respected and included, and to provide our associates with internal advocacy and real action.

•

In FY22, we improved our score to 95 out of 100 on the Human Rights Campaign’s annual Corporate Equality Index (CEI), which measures and rates workplaces based on LGBTQ+ equality with respect to policies and benefits.

We will continue to develop and evolve how we enhance Diversity, Inclusion & Belonging throughout SBH. We recognize the value these initiatives bring to our Company, our associates, our customers and the communities we serve.

PHILANTHROPY AND COMMUNITY IMPACT

OUR VALUES    We are guided in our philanthropy and volunteering strategy by our purpose and core values. To us this means we place a high value on sharing our passion with, and taking care of, our community and the planet. We are committed to positively impacting the growth and well-being of our associates, customers and the communities in which we live and work by supporting causes that reflect the passion of our associates and customers. We want

  2022 Proxy Statement

our associates and customers to realize the power of taking action – as an individual and as a team – and how much change we can drive in the world from small actions that we chose to take together.

OUR PEOPLE    SBH encourages employees to be aware of and involved in charitable works in their community. Our primary mechanism for accomplishing this has been our long-standing partnership with the United Way of Denton County in Denton, Texas where our Corporate Support Center is located. Our company has two senior leaders who sit on the local United Way Board of Directors, and three of our associates from our Corporate Support Center are involved in the United Way’s leadership development program. Each year we organize a pledge drive for employees and allow payroll deductions to be applied to the United Way or to another 501(c)(3)-qualified charity of their choice. And we organize other fundraising events to raise awareness and funds for the United Way.

OUR FOUNDATION    In FY22, we established SBH Inspires Foundation to implement our charitable initiatives and facilitate ESG-related goals consistent with the company’s purpose, values and long-term vision. In FY23, we will be working towards identifying core causes to support, and we expect that these will be rooted in our commitment to engage and inspire associates and customers and to contribute positively to the communities where our employees work and live. Going forward we plan to leverage the Foundation both to reflect and bring life to our purpose and values.

ACTIONS    During FY22 and through fall 2022, we took the following steps to inspire our associates and customers, and to drive positive change through philanthropy:

•	Continued developing infrastructure and governance for our strategic non-profit organization, SBH Inspires Foundation.
•	Established disaster relief fund and raised over $31,000 to assist Company employees impacted by hurricanes in Florida and Puerto Rico during 2022.
•	Raised over $8,000 for the National Breast Cancer Foundation during Breast Cancer Awareness Month.

ENVIRONMENTAL SUSTAINABILITY

PURPOSE AND VALUES    In FY22 we continued to build on the strong progress we have made to responsibly manage our environmental impact. This progress is consistent with our desire to inspire a more colorful, confident and welcoming world, and to ultimately be part of something bigger than ourselves. We believe we have a duty to take care of the communities in which we operate, and to take care of our planet. We will continue to focus on improving our long-term sustainability and reducing our environmental impact across our global footprint.

GOVERNANCE    The Board and the Nominating, Governance and Corporate Responsibility Committee have strategic oversight over ESG matters and initiatives. Management of ESG-related projects is jointly led by our General Counsel, our CIO & Chief Transformation Officer and our Chief Human Resources Officer. Together they coordinate a cross-functional team of subject matter experts to drive progress towards ESG goals. Management reports quarterly to and engages with the Board and its Committees regarding progress against our ESG goals.

ACCOMPLISHMENTS    In FY22, we continued to evolve our focus on our global sustainability efforts. This year we partnered with Slalom, a global business and technology consulting company, who is a leader in partnering with companies to build out and advance their ESG framework. With the help of Slalom and our cross-functional ESG Working Group, Sally aligned to focus on two key areas: sustainable packaging and responsible supply chain. Within our two key focus areas, we will continue our journey with an explicit focus on energy management and sustainable packaging for our own brand products.

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Some of our Energy Management Accomplishments in FY22:

•	In North America, we are partnering with Engie a company that provides visibility to all gas and electric across our DC and store networks.
•

We reduced working hours in our Corporate Support Center and stores along with installation of LED lighting in all new, relocated and remodeled stores contributing to a reduction in energy usage companywide.

•	In North America, new and replacement exterior store signage is now universally LED lighted.
•	In our Corporate Support Center (Texas), we upgraded area lighting to motion sensors and upgraded all parking lot and exterior lighting with LED lights.
•

Since 2018, we have installed over 1000 new energy efficient HVAC units in stores (over 200 in FY22). All new equipment are equipped with economizers and analog thermostats have been replaced with set-back digital models.

•

In Europe, we installed solar panels on warehouses, LED lighting and smart meters in stores and changed our fleet policy to use only hybrid and electrical cars. And we are testing additional energy monitoring options for stores that would allow us to centrally monitor energy and light consumption.

•

In LATAM, we are focused on reducing energy usage by migrating to LED lighting and energy saving HVAC equipment. Since FY18, we have replaced incandescent bulbs in 59% (165) of our stores and we will replace the remainder in FY23. All new stores are fitted with LED lighting.

•

In North America, all new and relocation store projects since 2019, as well as any maintenance replacement requests, are fulfilled with low flow toilets and faucets. Low flow equipment has also been installed in the restrooms at our Corporate Support Center.

•

Over the past few years we converted our store delivery system to a more efficient pool distribution model, reducing truck miles required for store delivery. We are transitioning parts of the fleet to off-hours deliveries, thereby increasing more efficient night time driving.

•

Our store and distribution center optimization efforts during late 2021 and 2022 have reduced our overall footprint and impact – by over 400 stores and 2 distribution centers – while still allowing us to best serve our customers where, when and how they prefer to shop with us – whether that is in-person or online.

Going forward we will continue to align environmental and sustainable initiatives with our purpose, values and core business strategies to create a more sustainable company across our global footprint. In FY23 we are planning to:

•	Assess and better understand the data relating to our carbon footprint and to build out and refine our ESG strategy with a focus on sustainability; and
•	Identify sustainability opportunities and baseline measurements to inform our carbon neutrality commitments.

RESPONSIBLE SOURCING

At SBH we believe that we are part of something bigger, and have a responsibility to take care of our community and our planet; we want to look outside our company and seek out ways to contribute positively in the world. We believe that one way we can achieve our purpose and reflect core values in our global operations is to accelerate sustainability in product development, packaging and sourcing, and we are committed to doing that. We continue to make progress toward our long-term sustainability goals.

Our Merchandising and Sourcing teams are regularly in contact with our vendors and suppliers about using more sustainable, cleaner and greener products and packaging. We seek to lock arms with vendors on the approach to sustainability issues and products. All finished formulas in our owned-brand products are cruelty-free, i.e., not tested on animals. In addition, our Company strives to avoid product formulations that contain parabens and phthalates.

In FY20, we launched Inspired By Nature, a line of hair color and care under our Ion brand, that utilizes strict sustainability guidelines as it relates to packaging: hair color is filled in 100% recycled aluminum tubes; hair color

  2022 Proxy Statement

caps are made from PCR; unit cartons for all hair color are produced with materials that are sourced from sustainably-managed forests; and hair care packaging is fully recyclable.

In Europe, we adopted new policies around eco-friendly owned brands development, and have (1) consistently altered packaging to sustainable solutions, and (2) offered products with eco-friendly ingredients and eco-friendly certification. We have also issued a “Green Magazine” to share our initiatives with outside stakeholders.

In Europe, we launched WUNDERBAR, a fully re-shaped Care and Styling range that includes sustainable packaging (plastic from the ocean), eco-friendly ingredients and eco-friendly certification.

Our commitment to sustained responsible sourcing and ethical practices throughout our supply chain is also reflected in our Supplier Code of Conduct and Code of Business Conduct and Ethics.

Our Supplier Code of Conduct (Supplier Code) applies to our vendors’ and suppliers’ business activities, including work performed through subcontractors. The Supplier Code requires suppliers to comply with our standards regarding “Ethical Sourcing” (e.g., forced labor, child labor, human trafficking, conflict minerals, land rights), “Employment Practices” (e.g., fair treatment, non-discrimination, wages and benefits, and freedom of association), and “Health and Safety” (e.g., occupational safety, occupational injury and illness, sanitation and housing).

In addition, we expect all suppliers to comply fully with all laws and regulations applicable to their business. Under our Supplier Code we may conduct an investigation or audit to confirm compliance and in some cases may terminate a business relationship due to non-compliance.

Our commitment to responsible sourcing and ethical business practices is also reflected in our Code of Business Conduct and Ethics (Ethics Code), which applies to all SBH employees. The Ethics Code makes clear that we intend to operate “with regard to the welfare of SBH employees and for the protection of the environment and the general public.” Our Ethics Code requires employees to comply with our hazard communications program and to comply fully with all laws, rules and regulations affecting our business, including the national and local environmental and labor laws of our host nations and communities.

DATA PROTECTION AND CYBERSECURITY

Our Board of Directors understands the critical importance of managing evolving risks associated with cybersecurity threats. Our Company is committed to protecting the privacy and security of customer information and the integrity of our information technology systems.

The Audit Committee of the Board has primary responsibility for overseeing risks related to the cybersecurity threat landscape, including data protection and security breach readiness, although the full Board also exercises oversight over these risks. Our Chief Information Security Officer (CISO) reports directly to the Chair of the Audit Committee. We believe this accountability structure helps maintain the independence of the CISO while giving the Board direct and meaningful line-of-sight governance. The Audit Committee Chair regularly reports on cybersecurity discussions to the full Board.

On a quarterly basis, the CISO delivers a detailed report to the Audit Committee and/or the full Board on data protection and cybersecurity matters. The topics covered by these reports include risk identification and management strategies, cybersecurity strategy and governance structure, consumer data protection, the Company’s ongoing risk mitigation activities, learnings from data security incidents of peer companies, results of third-party assessments and testing, updates on annual associate training and other specific training initiatives.

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Numerous times per year, all employees receive simulated phishing attacks and are measured on how they interact with the attack and how quickly they report it. All employees participate in security awareness training throughout the year and specialized training is given to those within the Company that have elevated privileges.

In FY22 Erin Nealy Cox was re-elected by Shareholders as an independent director of the Company’s Board. In November 2022 the Board appointed Ms. Nealy Cox Chair Elect of the Nominating, Governance and Corporate Responsibility Committee. The addition of Ms. Nealy Cox strengthens the Board’s governance of cybersecurity matters and enhances overall Board-level subject-matter expertise and competency. Ms. Nealy Cox is a cybersecurity expert and former federal prosecutor with deep expertise in InfoSec issues and board governance. She is a partner at Kirkland & Ellis in their Government, Regulatory and Internal Investigations Group, and from 2003-2016 was executive managing director at Stroz Friedberg, a cybersecurity and investigation consulting firm, where she ultimately led the firm’s incident response business. In 2017 she served briefly as senior advisor to McKinsey & Co. in the firm’s cybersecurity and risk practice.

DIRECTOR INDEPENDENCE

Our Board of Directors is currently comprised of twelve non-management directors and Ms. Paulonis, who is our President and Chief Executive Officer. Under the Corporate Governance Guidelines, our directors are deemed independent if the Board has made an affirmative determination that such director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us) and such director also satisfies the other independence requirements of the NYSE. Our Board of Directors has affirmatively determined that all of our current directors other than Ms. Paulonis satisfy the independence requirements of our Corporate Governance Guidelines, as well as the NYSE, relating to directors. As part of its annual evaluation of director independence, the Board examined (among other things) whether any transactions or relationships exist currently (or existed during the past three years), between each independent director and us, our subsidiaries, affiliates, or independent auditors and the nature of those relationships under the relevant NYSE and SEC standards. The Board also examined whether there are (or have been within the past year) any transactions or relationships between each independent director and members of the senior management of the Company or its affiliates.

All of our directors who serve as members of the Audit Committee, Compensation and Talent Committee and Nominating, Governance and Corporate Responsibility Committee are independent as required by the NYSE corporate governance rules. In addition, all of our Audit Committee members also satisfy the separate SEC independence requirements applicable to audit committee members and all of our Compensation and Talent Committee members satisfy the additional NYSE independence requirements applicable to compensation committee members.

NOMINATION OF DIRECTORS

The Board of Directors is responsible for nominating directors for election by our stockholders and filling any vacancies on the Board of Directors that may occur. The Nominating, Governance and Corporate Responsibility Committee is responsible for identifying individuals it believes are qualified to become members of the Board of Directors. The Nominating, Governance and Corporate Responsibility Committee considers recommendations for director nominees from a wide variety of sources, including other members of the Board of Directors, management, stockholders and, if deemed appropriate, from professional search firms. The Nominating, Governance and Corporate Responsibility Committee will take into account the applicable requirements for directors under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and the listing standards of the NYSE. In addition, the Nominating, Governance and Corporate Responsibility Committee will take into consideration such other factors and criteria as it deems appropriate in evaluating a candidate, including such candidate’s judgment, skill, integrity, and business and other experience and the perceived needs of the Board of Directors at that time. With regard to diversity, the Board of Directors and the Nominating, Governance and Corporate Responsibility Committee believe that sound governance of the Company requires a wide range of viewpoints. As a result,

  2022 Proxy Statement

although the Board of Directors does not have a formal policy regarding board diversity, the Board of Directors and Nominating, Governance and Corporate Responsibility Committee believe that the Board of Directors should be comprised of a well-balanced group of individuals with diverse backgrounds, educations, experiences and skills that contribute to board diversity, and the Nominating, Governance and Corporate Responsibility Committee considers such factors when reviewing potential director nominees.

STOCKHOLDER RECOMMENDATIONS OR

NOMINATIONS FOR DIRECTOR CANDIDATES

Our Corporate Governance Guidelines provide that our Nominating, Governance and Corporate Responsibility Committee will accept for consideration submissions from stockholders of recommendations for the nomination of directors. Acceptance of a recommendation for consideration does not imply that the Nominating, Governance and Corporate Responsibility Committee will nominate the recommended candidate. Director nominations by a stockholder or group of stockholders for consideration by our stockholders at our annual meeting of stockholders, or at a special meeting of our stockholders that includes on its agenda the election of one or more directors, may only be made pursuant to Section 1.06 or Section 1.07, as applicable, of our By-Laws or as otherwise provided by law. Nominations pursuant to our By-Laws are made by delivering to our Corporate Secretary, within the time frame described in our By-Laws, all of the materials and information that our By-Laws require for director nominations by stockholders. All notices of intent to make a nomination for election as a director shall be accompanied by the written consent of each nominee to serve as a director.

Stockholders wishing to recommend or nominate a director must provide a written notice to our Corporate Secretary that includes, among other information required to be provided by our By-Laws, (a) the name, age, business address and residence address of the nominee(s), (b) the principal occupation or employment of the nominee(s), (c) such person’s written consent to serve as a director if elected, (d) the class or series and number of shares of Common Stock which are owned beneficially or of record by the nominee(s), (e) a description of all arrangements or understandings between the stockholder and the nominee(s) pursuant to which nominations are to be made by the stockholder, and (f) such other information as the Company may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Company or whether such nominee would be independent under applicable Securities and Exchange Commission rules and regulations and New York Stock Exchange rules and the Company’s publicly disclosed Corporate Governance Guidelines. No person shall be eligible to serve as a director of the Company unless nominated in accordance with the procedures set forth in Section 1.06 or Section 1.07, as applicable, of our By-Laws; any nominee proposed by a stockholder not nominated in accordance with Section 1.06 or Section 1.07, as applicable, shall not be considered or acted upon for execution at such meeting. Stockholders’ notice for any proposals requested to be included in the Company’s Proxy Statement pursuant to Rule 14a-8 under the Exchange Act (including director nominations), must be made in accordance with that rule.

DIRECTOR QUALIFICATIONS

In order to be recommended by the Nominating, Governance and Corporate Responsibility Committee, our Corporate Governance Guidelines require that each candidate for director must, at a minimum, have integrity, be committed to act in the best interest of all of our stockholders, and be able and willing to devote the required amount of time to our affairs, including attendance at Board of Director meetings. In addition, the candidate cannot jeopardize the independence of a majority of the Board of Directors. The candidate should preferably also have the following qualifications: business experience, demonstrated leadership skills, experience on other corporate boards and skill sets that add to the value of our business.

ANNUAL ELECTION OF DIRECTORS

In 2014, the Board of Directors began the process of declassifying the Board to provide for the annual election of all directors for one-year terms. Our stockholders approved the declassification of the Board at our 2014 annual meeting of stockholders. At the annual meeting each year, all directors of the Board will be elected for one-year terms.

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At the 2023 annual meeting, our stockholders will elect nine individuals to serve on our Board.

MANDATORY RETIREMENT OF DIRECTORS

Pursuant to our Corporate Governance Guidelines, it is the policy of the Board that no non-management director should serve for more than 15 years in that capacity, although the Board may request that a director who would otherwise be due to retire continue his or her service if (a) the policy would result in multiple retirements in any 12-month period or (b) the Board deems such service to be in the best interest of our stockholders. The Board remains committed to intentional, responsible succession planning and to maintaining an appropriate balance of outstanding qualifications, experience, professional skills and tenure.

DIRECTORS WHO CHANGE THEIR PRESENT JOB RESPONSIBILITIES

Pursuant to our Corporate Governance Guidelines, a director who experiences a significant change in job responsibilities or assignment will be required to submit an offer of resignation to the Board. The remaining directors, upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee, will then determine the appropriateness of continued Board membership.

BOARD SELF EVALUATIONS

The Nominating, Governance and Corporate Responsibility Committee oversees a self-evaluation of the Board each year to determine whether the Board is functioning effectively. In addition, each committee of the Board conducts a self-evaluation each year and reports its findings to the Board.

BOARD MEETINGS AND ATTENDANCE

Pursuant to our Corporate Governance Guidelines, our directors are expected to:

•	regularly attend meetings of the Board and the committees of which they are members (as well as each annual meeting of stockholders);
•	spend the time needed to properly discharge their responsibilities;
•	with respect to our non-management directors, meet at regularly scheduled executive sessions in which management does not participate, which sessions are chaired by the Chair of the Board;
•	with respect to our independent directors, meet at least once a year in an executive session without management, which session is chaired by the Chair of the Board.

In FY22, all but three directors attended 100% of the meetings of the Board (during his or her time of service on the Board) and of the committees on which he or she served. Our Board of Directors met six times, our Audit Committee met six times, our Compensation and Talent Committee met five times, our Executive Committee met four times, and our Nominating, Governance and Corporate Responsibility Committee met five times. Our independent directors met in executive session four times. In 2022, all members of the Board who were up for election or re-election attended the Company’s annual meeting of stockholders.

BOARD LEADERSHIP STRUCTURE

In accordance with our By-Laws, the Board elects our Chief Executive Officer and our Chair, and each of these positions may be held by the same person or may be held by two persons. Under our Corporate Governance Guidelines, the Board does not have a policy, one way or the other, on whether the role of the Chair and Chief Executive Officer should be separate and, if it is to be separate, whether the Chair should be selected from the non-management directors or be a management director. However, our Corporate Governance Guidelines require that, if the Chair of the Board is not an independent director, the independent directors shall appoint from among themselves a Lead Independent Director. The Chair of the Board is responsible for chairing Board meetings and meetings of stockholders, establishing the agendas for Board meetings along with the Lead Independent Director, if

  2022 Proxy Statement

any, and providing information to the Board members in advance of meetings and between meetings. The Lead Independent Director, if any, is responsible for, among other things, coordinating the activities of the independent directors, coordinating with the Chair to set the agenda for Board meetings, chairing executive sessions of the independent (and non-management) directors, reviewing and approving meeting schedules and information sent to the Board and liaising with the Chair and the Chief Executive Officer and the other independent directors.

Ms. Paulonis serves as our Chief Executive Officer and Mr. McMaster serves as our Chair of the Board. Ms. Ferguson serves as the Board’s Chair Elect. Our Board has determined that this leadership structure is appropriate at this time. In particular, our Board believes that this structure streamlines decision making and enhances accountability. Furthermore, our Board believes that the presence of an independent Chair of the Board and a majority of independent directors provides effective oversight of management.

COMMUNICATIONS WITH THE BOARD

Stockholders and other interested parties may contact any member (or all members) of our Board (including the non-management directors as a group, the Chair of the Board, any Board committee or any chair of any such committee) by addressing written correspondence to the attention of our Corporate Secretary at 3001 Colorado Boulevard, Denton, Texas 76210. Our Corporate Secretary’s office will open all communications received for the sole purpose of determining whether the contents represent a message to our directors. Any contents that legitimately relate to our business and operations and that are not in the nature of advertising, promotions of a product or service, patently offensive material, charitable requests, repetitive materials, or designed to promote a political or similar agenda will be forwarded promptly to the addressee.

BOARD’S ROLE IN THE RISK MANAGEMENT PROCESS

The Board’s role in the risk management process is to understand and oversee the Company’s strategic plans, the associated risks and the steps that senior management is taking to manage and mitigate those risks. To ensure proper oversight of the risk management process, the Audit Committee outlines our risk principles and management framework and sets high level strategy and risk tolerances. Our risk profile is managed by our Director of Internal Audit, reporting to the Chair of the Audit Committee. The Director of Internal Audit meets at least quarterly in executive session with the Audit Committee, and conducts an annual Enterprise Risk Assessment for the Company. This assessment is then presented to the Audit Committee (for development of action items and responsible parties for oversight) and shared with the full Board (for information) and the Nominating, Governance and Corporate Responsibility Committee (to ensure appropriate Board oversight of the identified risks). This approach is designed to enable the Board and management to establish a mutual understanding of the Company’s risk management practices and capabilities, to review the Company’s risk exposure and to elevate certain key risks for discussion at the Board level. The Board also meets regularly in executive session without management to discuss a variety of topics, including risk management. Through this system of checks and balances, the Board is able to monitor our risk profile and risk management activities on an ongoing basis. Certain officers who report to the Chief Financial Officer also monitor various financial risks which add to the Company’s overall risk management strategy.

COMMITTEES OF THE BOARD OF DIRECTORS

Pursuant to our By-Laws, our Board of Directors has established the following committees:

•	Executive Committee;
•	Audit Committee;
•	Compensation and Talent Committee;
•	Nominating, Governance and Corporate Responsibility Committee; and

The function of each committee is described below. Each committee, pursuant to its charter adopted by the Board of Directors, consists of at least three members and is led by a Chair.

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Executive Committee. The Executive Committee consists of Mr. Miller (Chair), Mr. Head (Chair Elect), Ms. Ferguson, Mr. McMaster, Mr. Molloy, Ms. Nealy Cox and Ms. Paulonis. The purpose of the Executive Committee is to assist our Board of Directors with its responsibilities and, except as may be limited by law, our Certificate of Incorporation or our By-Laws, to exercise the powers and authority of our Board of Directors when it is not in session. The Executive Committee is governed by the Executive Committee charter. A copy of this charter is available on the corporate governance section of our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations.

Audit Committee. The Audit Committee consists of Mr. McMaster (Chair), Mr. Molloy (Chair Elect), Mr. Boyer, Ms. Flur, Mr. Head and Mr. Miller. The Board has determined that each member of the Audit Committee is financially literate, that each member of the Audit Committee meets the independence requirements of the NYSE and Rule 10A-3 of the Exchange Act and that each of Mr. McMaster, Mr. Molloy, Mr. Boyer, Ms. Flur, Mr. Head and Mr. Miller qualifies as an “audit committee financial expert” under SEC rules.

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities for:

•	the quality and integrity of our financial statements, including oversight responsibility for management’s design and implementation, and the effectiveness of, internal controls;
•	the independent auditor’s qualifications and independence;
•	the performance of our internal audit function and independent auditors;
•	our compliance with legal and regulatory requirements;
•	our information technology function;
•	preparation of the report of the Audit Committee required for our annual proxy statements; and
•	our financing strategy, financial policies and financial condition

The Audit Committee is governed by the Audit Committee charter. A copy of this charter is available on the corporate governance section of our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations.

Compensation and Talent Committee. The Compensation and Talent Committee consists of Ms. Ferguson (Chair), Ms. Bishop, Mr. Boyer, Ms. Flur, Ms. Heasley and Mr. Rabin. The Board has determined that each such member meets the independence requirements of the NYSE, as well as the “Non-Employee Director” requirements under Rule 16b-3 of the Exchange Act and the “outside director” requirements under Section 162(m) of the Internal Revenue Code. The purpose of the Compensation and Talent Committee is to, among other things:

•	discharges the Board’s responsibilities relating to oversight of the Company’s compensation and talent programs and policies;
•	establish our general compensation philosophy and objectives, in consultation with management, oversee and assess the development and implementation of compensation programs, policies and practices;
•	review and approve corporate goals and objectives relevant to Chief Executive Officer compensation and evaluate the Chief Executive Officer’s performance in light of those goals and objectives;
•	determine and approve the Chief Executive Officer’s compensation level (and forms thereof) based on this evaluation;
•	review and approve the compensation (and forms thereof) of the other executive officers and our non-employee, independent directors;
•	review and approve all compensation for all other executive officers;
•	consider the results of the most recent advisory vote on executive compensation in evaluating or making recommendations regarding executive compensation;
•	prepare the reports and analysis on executive compensation, which are required to be included in our annual proxy statements;

  2022 Proxy Statement

•	establish the Company’s talent philosophy and objectives and, in consultation with management, oversee the development and implementation of talent programs, policies and practices; and
•

establish the Company’s diversity and inclusion philosophy and objectives, and, in consultation with management, oversee the development and implementation of diversity and inclusion programs, policies and practices.

The Compensation and Talent Committee’s processes for fulfilling its responsibilities and duties with respect to executive compensation and the role of our executive officers and management in the compensation process are each described under “Compensation Discussion and Analysis – Compensation Decision-Making Process” of this Proxy Statement.

The Compensation and Talent Committee is governed by the Compensation and Talent Committee charter, which was amended in 2020 to reflect the Committee’s new name and its additional oversight over talent, diversity and inclusion policies and initiatives. A copy of this charter is available on the corporate governance section of our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations. Pursuant to its charter, the Compensation and Talent Committee may create one or more subcommittees and may delegate, in its discretion, all or a portion of its duties and responsibilities to such subcommittees.

Pursuant to its charter, the Compensation and Talent Committee may retain such compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion and it has the sole authority to approve related fees and other retention terms. As described in greater detail in “Compensation Discussion and Analysis – Compensation Decision-Making Process” of this Proxy Statement, the Compensation and Talent Committee engages an independent executive compensation consultant, Frederic W. Cook & Co., Inc., or FW Cook, to assist it in its review of our management compensation levels and programs to ensure that our executive compensation program is commensurate with those of public companies similar in size and scope to us. During its engagement, FW Cook has participated in meetings of the Compensation and Talent Committee and advised it with respect to compensation trends and practices, plan design and the reasonableness of individual awards. FW Cook has not performed any services for our management.

Nominating, Governance and Corporate Responsibility Committee. The Nominating, Governance and Corporate Responsibility Committee consists of Mr. Eisenberg (Chair), Ms. Nealy Cox (Chair Elect), Ms. Bishop, Ms. Ferguson, Ms. Flur and Ms. Heasley. The Board has determined that each such member meets the independence requirements of the NYSE. The purpose of the Nominating, Governance and Corporate Responsibility Committee is to, among other things:

•	identify individuals qualified and suitable to become members of our Board of Directors and to recommend to our Board of Directors the director nominees for each annual meeting of stockholders;
•	consider any director candidates recommended by our stockholders pursuant to the procedures described in this Proxy Statement and in our By-Laws;
•	recommend to our Board of Directors individual directors to serve on our various Board committees;
•	develop and recommend to our Board of Directors a set of corporate governance principles applicable to us; and
•	oversee the evaluation of the Board of Directors and management; and
•	assist the Board in overseeing the Company’s corporate responsibility and sustainability initiatives.

The Nominating, Governance and Corporate Responsibility Committee is governed by the Nominating, Governance and Corporate Responsibility Committee charter, which was revised in 2019 to reflect the Committee’s additional oversight over the Company’s corporate responsibility and sustainability initiatives. The Committee periodically reviews the Company’s strategies, activities, policies and communications regarding sustainability and other

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environmental, social and governance-related matters and makes recommendations to the Board. A copy of this charter is available on the corporate governance section of our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation and Talent Committee consists of Ms. Ferguson (Chair), Ms. Bishop, Mr. Boyer, Ms. Flur, Ms. Heasley and Mr. Rabin. No member of our current Compensation and Talent Committee is or has been one of our officers or employees or has had any relationship requiring disclosure under SEC rules. In addition, during FY22, none of our executive officers served as:

•

a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another company, one of whose executive officers served on the Compensation and Talent Committee;

•	a director of another company, one of whose executive officers served on the Compensation and Talent Committee; or
•

a member of the compensation committee (or other board committee performing similar functions or, in the absence of such committee, the entire board of directors) of another company, one of whose executive officers served as one of our directors.

COMPENSATION RISK ASSESSMENT

The Compensation and Talent Committee has reviewed with management the design and operation of our incentive compensation arrangements, including the performance objectives and target levels used in connection with incentive awards, for the purpose of assuring that these arrangements do not provide our executives or employees with incentive to engage in business activities or other behavior that would impose unnecessary or excessive risk to the value of the Company or the investments of our stockholders. The Compensation and Talent Committee considered compensation programs that apply to employees at all levels. In addition, the Compensation and Talent Committee considered the presence of significant risk mitigation factors inherent in our compensation program, such as those described under “Compensation Discussion and Analysis – Management of Compensation-Related Risk.”

Based on the foregoing, the Compensation and Talent Committee concluded in its April 2022 meeting that the Company’s compensation plans, programs and policies do not create incentives that encourage employees to take risks that are reasonably likely to have a material adverse effect on the Company. We believe that our incentive compensation plans, policies and practices provide appropriate incentives for behaviors that are within the Company’s ability to effectively identify and manage significant risks, are compatible with effective internal controls and our risk management practices and are supported by the oversight and administration of the Compensation and Talent Committee with regard to executive compensation programs.

RELATED PARTY TRANSACTIONS

Our Board of Directors recognizes that interested transactions with related parties present a heightened risk of conflicts of interest, or the perception thereof, and therefore it adopted a Statement of Policy with respect to Related Party Transactions. Under this policy, an “interested transaction”, is defined as any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including the incurrence or issuance of any indebtedness or the guarantee of indebtedness) in which (1) the aggregate amount involved will or may be reasonably expected to exceed $20,000 in any calendar year, (2) the Company or any of its subsidiaries is a participant, and (3) any related party has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity). Any charitable contribution, grant or endowment by the Company to a charitable organization, foundation or university at which a related party’s only

  2022 Proxy Statement

relationship is as an employee, an officer or a director also constitutes an interested transaction. A “related party” is defined as any person who is or was (since the beginning of the last fiscal year for which the Company has filed an Annual Report on Form 10-K and proxy statement, even if such person does not presently serve in that role) (1) an officer (including at the Vice President level or above), director or nominee for election as a director of the Company or any of its subsidiaries, (2) a greater than five percent beneficial owner of any class of the Company’s Common Stock or other equity securities, or (3) an immediate family member of any of the foregoing individuals.

Subject to several exceptions (as described below), all interested transactions must be approved or ratified by the Audit Committee of the Board of Directors, taking into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances, as well as the extent of the related party’s interest in the transaction. An interested transaction may be approved or ratified if it is determined in good faith that, under all of the circumstances, the transaction is fair to the Company. The Audit Committee may impose such conditions as it deems appropriate on the Company or the related party in connection with the approval of the transaction.

No director participates in any discussion or approval of an interested transaction for which he or she is a related party, except to the extent the director provides material information concerning the transaction to the Audit Committee. If an interested transaction remains ongoing, the Audit Committee must review and assess, on at least an annual basis, ongoing relationships with the related party to ensure that the interested transaction remains appropriate. In addition, if an interested transaction involving a member of the Board may constitute an actual or potential director conflict of interest, the General Counsel shall notify the Chair of the Nominating, Governance and Corporate Responsibility Committee of such interested transaction.

Under the policy, the following categories of interested transactions have been deemed by the Audit Committee to be pre-approved, even if in excess of $20,000, unless otherwise specifically determined by the committee: (1) any employment by the Company of an officer of the Company or any of its subsidiaries if the related compensation is approved (or recommended to the Board of Directors for approval) by the Company’s Compensation and Talent Committee, (2) any compensation paid to a director if the compensation is consistent with the Company’s director compensation policies and is required to be reported in the Company’s proxy statement under Item 402, (3) any transaction with another company at which a related party’s only relationship is as an employee (other than an executive officer or director) or beneficial owner of less than ten percent of that company’s equity, if the aggregate amount involved does not exceed the greater of $120,000, or two percent of that company’s total annual revenues, and (4) any transaction where the related party’s interest arises solely from the ownership of the Company’s Common Stock and all holders of the Company’s Common Stock received the same benefit on a pro rata basis (e.g., dividends). All interested transactions with related parties that are required to be disclosed under the SEC’s rules are disclosed in our Proxy Statement. A copy of our Statement of Policy with respect to Related Party Transactions is available on the corporate governance section of our website at http://investor.sallybeautyholdings.com and is available in print to any person, without charge, upon written request to our Vice President of Investor Relations.

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DIRECTORS’ COMPENSATION AND BENEFITS

FY22 Director Compensation Table (1)

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(5)	Total ($)

Timothy R. Baer (2)	40,000	139,983	179,983

Rachel R. Bishop, Ph.D. (3)	14,745	—	14,745

Jeffrey Boyer (3)	14,745	—	14,745

Marshall E. Eisenberg	106,000	139,983	245,983

Diana S. Ferguson	119,000	139,983	258,983

Dorlisa K. Flur	104,000	139,983	243,983

James M. Head	95,000	139,983	234,983

Linda Heasley	99,000	139,983	238,983

Robert R. McMaster	370,000	189,991	559,991

John A. Miller	95,000	139,983	234,983

Lawrence “Chip” Molloy (3)	14,745	—	14,745

Susan R. Mulder (2)	45,000	139,983	184,983

Erin Nealy Cox	89,000	139,983	228,983

Denise Paulonis (4)	—	—	—

Edward W. Rabin	90,000	139,983	229,983

(1)

During FY22, we did not grant any stock options to, award any non-equity incentive plan compensation to, or maintain any pension or deferred compensation arrangements for members of our Board of Directors, and our directors did not receive any compensation that would constitute “All Other Compensation.”

(2)	Mr. Baer and Ms. Mulder did not stand for re-election at the 2022 Annual Meeting.

(3)	Ms. Bishop, Mr. Boyer and Mr. Molloy were elected to the Board on July 26, 2022.

(4)	Ms. Paulonis did not receive compensation for her service as a director during FY22.

(5)

Reflects the grant date fair value of restricted stock unit (RSU) awards, determined in accordance with Financial Accounting Standards Board ASC Topic 718 Stock Compensation (“ASC 718”). The grant date fair value of the RSUs is based on the fair market value of the underlying shares on the date of grant. On November 3, 2021, each director other than Ms. Bishop, Mr. Boyer, Mr. Molloy, Mr. McMaster and Ms. Paulonis received 8,045 RSUs, which stock award had a grant date fair value equal to $139,983. Mr. McMaster received 10,919 RSUs, which had a grant date fair value equal to $189,991. As of September 30, 2022, the directors beneficially owned RSUs which were vested but not yet delivered in shares in the following amounts: (a) Ms. Bishop, 0; (b) Mr. Boyer, 0; (c) Mr. Eisenberg, 95,752; (d) Ms. Ferguson, 23,809; (e) Ms. Flur, 15,401; (f) Mr. Head, 6,247; (g) Ms. Heasley, 6,238; (h) Mr. McMaster, 64,865; (i) Mr. Miller, 48,479; (j) Mr. Molloy, 0; (k) Ms. Nealy Cox, 0; (l) Ms. Paulonis, 0; and (m) Mr. Rabin, 75,997.

NARRATIVE DISCUSSION OF DIRECTOR COMPENSATION TABLE

The following is a narrative discussion of the material factors which we believe are necessary to understand the information disclosed in the Director Compensation Table. The Sally Beauty Holdings, Inc. Amended and Restated Independent Director Compensation Policy (the “Director Compensation Policy”) governs the compensation paid to our independent directors. Following FW Cook’s bi-annual review of our director compensation program in July 2022, the Director Compensation Policy was amended with changes to take effect in FY2023, beginning October 1, 2022.

  2022 Proxy Statement

Cash Compensation

In FY22, pursuant to the Director Compensation Policy, each of our independent directors received an annual cash retainer of $70,000, payable in advance in four quarterly installments. For in-person Board or committee meetings during FY22, each independent director in attendance received $2,000 per meeting. For telephonic Board or committee meetings for which minutes were kept, each independent director in attendance received $1,000 per meeting.

Additional annual cash retainers were paid to each independent director who served as the Chair of the Board (Mr. McMaster) or chair of the Audit Committee (Mr. McMaster), Compensation and Talent Committee (Ms. Ferguson) or the Nominating, Governance and Corporate Responsibility Committee (Mr. Eisenberg). The following table sets forth the annual cash retainers for services rendered in FY22.

Board Role	Cash Retainer Amount

Non-Executive Chair	$150,000

Audit Committee	$ 25,000

Compensation and Talent Committee	$ 20,000

Nominating, Governance & Corporate Responsibility Committee	$ 18,000

In November 2021 the Compensation and Talent Committee awarded Mr. McMaster an additional $100,000 Non-Executive cash retainer for his increased responsibilities to the Company during FY22. The award was paid out in FY22.

Equity-Based Compensation

Pursuant to our Director Compensation Policy, each independent director, with the exception of Mr. McMaster, was granted an annual equity-based retainer award with a value at the time of grant of $140,000. Mr. McMaster was granted an annual equity-based retainer award with a value at the time of grant of $190,000. For FY22, these awards were granted in accordance with the 2019 Omnibus Incentive Plan in the form of RSUs that vested on November 15, 2022, subject to the director’s continued service on the Board on such date. On November 3, 2021, each independent director, with the exception of Mr. McMaster, received an award of 8,045 RSUs. Mr. McMaster received an award of 10,919 RSUs. As provided in the Director Compensation Policy, each independent director may elect to defer delivery of the shares of Common Stock that would otherwise be due on the vesting date until a later date specified by the independent director. If an independent director does not make such election, he or she will receive shares of Common Stock in settlement of the RSU on the vesting date. Vesting accelerates on a pro-rata basis in the event of the director’s death or disability.

Stock Ownership and Retention Guidelines

Pursuant to our stock ownership guidelines, each independent director must own shares of Common Stock in an amount equal to five times the base annual cash retainer (excluding additional annual cash retainers for the Chair of the Board and committee chairs, and all meeting fees). Independent directors are required to achieve the applicable level of ownership within five years of becoming subject to the requirements. Until such time as the required equity ownership is reached, the independent director must retain 100% of the shares of Common Stock received upon settlement of his or her RSUs. Shares underlying vested RSUs (including deferred shares) count towards the stock ownership total. Unexercised options (whether vested or unvested) and unvested RSUs do not count as stock owned under the guidelines. As of September 30, 2022, all of our independent directors, subject to the five-year grace period, were in compliance with our stock ownership and retention guidelines.

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Travel Expense Reimbursement

Each of our independent directors is entitled to reimbursement for reasonable travel expenses properly incurred in connection with his or her functions and duties as a director. With respect to air travel, reimbursements are limited to the cost of first-class commercial airline tickets for the trip.

DIRECTOR INDEMNIFICATION AGREEMENTS

Our Board of Directors approved and authorized us to enter into an indemnification agreement with each member of the Board. The indemnification agreement is intended to provide directors with the maximum protection available under applicable law in connection with their services to us.

Each indemnification agreement provides, among other things, that subject to the procedures set forth therein, we will, to the fullest extent permitted by applicable law, indemnify an indemnitee if, by reason of such indemnitee’s corporate status as a director, such indemnitee incurs any losses, liabilities, judgments, fines, penalties or amounts paid in settlement in connection with any threatened, pending or completed proceeding, whether of a civil, criminal, administrative or investigative nature. In addition, each indemnification agreement provides for the advancement of expenses incurred by an indemnitee, subject to certain exceptions, in connection with any proceeding covered by the indemnification agreement. Each indemnification agreement also requires that we cover an indemnitee under liability insurance available to any of our directors, officers or employees. Our indemnification obligations under these agreements are primary for all claims against our directors.

NO MATERIAL PROCEEDINGS

As of November 30, 2022 there are no material proceedings to which any of our directors, executive officers or affiliates, or any owner of record or beneficially of more than five percent of our Common Stock (or their associates) is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

  2022 Proxy Statement

BENEFICIAL OWNERSHIP OF

COMPANY’S STOCK

The following tables set forth certain information regarding the beneficial ownership, as of November 28, 2022, of: (i) our Common Stock by each current director (including director nominees) or executive officer and of all the current directors (including director nominees) and executive officers as a group; and (ii) our Common Stock by each person believed by us (based upon their Schedule 13D or 13G filings with the SEC) to beneficially own more than 5% of the total number of outstanding shares. The number of shares beneficially owned by each person or group as of November 28, 2022, includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after November 28, 2022, including upon the exercise of options. The total number of outstanding shares on which the percentages of share ownership in the tables are based is 107,042,649. All such information is estimated and subject to change. Each outstanding share of Common Stock entitles its holder to one vote on all matters submitted to a vote of our stockholders. Except as specified below, the business address of the persons listed is our headquarters, 3001 Colorado Boulevard, Denton, Texas 76210.

Ownership of our Common Stock is shown in terms of “beneficial ownership.” Amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which he has a right to acquire beneficial ownership within 60 days. More than one person may be considered to beneficially own the same shares. In the table below, unless otherwise noted, a person has sole voting and dispositive power for those shares shown as beneficially owned by such person.

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SECURITIES OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock (1)		Percent of Class (2)

Marlo Cormier	62,179	(3)	*

Mary Beth Edwards	45,289	(4)	*

John H. Goss	102,556	(5)	*

John M. Henrich	127,090	(6)	*

Kim McIntosh	1,448		*

Denise Paulonis	124,646	(7)	*

Scott C. Sherman	180,208	(8)	*

Mark G. Spinks	351,931	(9)	*

Rachel R. Bishop	0		*

Jeffrey Boyer	0		*

Marshall E. Eisenberg	185,868	(10)	*

Diana S. Ferguson	37,266	(11)	*

Dorlisa K. Flur	30,079	(12)	*

James M. Head	14,343	(13)	*

Linda Heasley	49,832	(14)	*

Robert R. McMaster	175,876	(15)	*

John A. Miller	337,429	(16)	*

Lawrence “Chip” P. Molloy	0		*

Erin Nealy Cox	13,509	(17)	*

Edward W. Rabin	265,118	(18)	*

All directors and executive officers as a group (20 persons)	2,104,667		1.97%

(1)	Except as otherwise noted, the directors and named executive officers, and all directors and executive officers as a group, have sole voting power and sole investment power over the shares listed.

(2)	An asterisk indicates that the percentage of Common Stock projected to be beneficially owned by the named individual does not exceed one percent of our Common Stock.

(3)	Includes 28,513 shares of Common Stock underlying vested stock options.

(4)	Includes 32,351 shares of Common Stock underlying vested stock options and 100 shares held by trust.

(5)	Includes 74,854 shares of Common Stock underlying vested stock options.

(6)	Includes 104,064 shares of Common Stock underlying vested stock options.

(7)	Includes 41,781 shares of Common Stock underlying vested stock options.

(8)	Includes 151,517 shares of Common Stock underlying vested stock options.

(9)	Includes 311,335 shares of Common Stock underlying vested stock options and 2,283 shares held as a participant in the Sally Beauty Holdings, Inc. 401(k) and Profit Sharing Plan.

(10)	Includes 10,000 shares of Common Stock held by such person as trustee of a trust for the benefit of himself and 103,797 vested and deferred restricted stock units.

(11)	Includes 31,854 vested and deferred restricted stock units.

  2022 Proxy Statement

(12)	Includes 15,401 vested and deferred restricted stock units.

(13) Includes 14,292 vested and deferred restricted stock units.

(14)	Includes 14,283 vested and deferred restricted stock units.

(15)	Includes 64,865 vested and deferred restricted stock units.

(16)

Includes 48,479 vested and deferred restricted stock units and 197,506 shares held by the Rellim Investment Company LLC, which is owned by 1) a trust for the benefit of Mr. Miller, and 2) an LLC owned by a trust for the benefit of Mr. Miller. Mr. Miller disclaims beneficial ownership of the shares held by the LLC except to the extent of his pecuniary interest therein.

(17)	Includes 8,045 vested and deferred restricted stock units.

(18)

Includes 125,750 shares of Common Stock held by a trust for the benefit of Mr. Rabin’s family for which Mr. Rabin is trustee, 23,500 shares of Common Stock held by Mr. Rabin’s wife and 75,997 vested and deferred restricted stock units.

PERSONS OWNING MORE THAN FIVE-PERCENT OF THE COMPANY’S COMMON STOCK

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock	Percent of Class

BlackRock, Inc. 55 East 52nd Street, New York, NY 10055	17,614,295 (1)	16.46%

FMR LLC 245 Summer Street, Boston, MA 02210	16,985,463 (2)	15.87%

ArrowMark Colorado Holdings LLC 100 Fillmore Street, Denver, CO 80206	15,337,028 (3)	14.33%

The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355	12,114,324 (4)	11.32%

AllianceBernstein L.P. 1345 Ave. of the Americas, New York, NY 10105	8,013,130 (5)	7.49%

(1)

Based solely on information provided on that certain Schedule 13G/A (Amendment No. 2) dated January 27, 2022, which reflects sole voting power with respect to 17,429,234 shares and shared voting power with respect to 0 shares, sole dispositive power with respect to 17,614,295 shares and shared dispositive power with respect to 0 shares beneficially owned by BlackRock, Inc., a Delaware corporation; BlackRock, Inc. filed as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G).

(2)

Based solely on information provided on that certain Schedule 13G/A (Amendment No. 8) dated February 9, 2022, which reflects sole voting power with respect to 2,449,210 shares and shared voting power with respect to 0 shares, sole dispositive power with respect to 16,985,463 shares and shared dispositive power with respect to 0 shares beneficially owned by FMR LLC; FMR LLC filed as a parent holding company in accordance with Section 240.13d-1(b)(1)(ii)(G).

(3)

Based solely on information provided on that certain Schedule 13G/A (Amendment No. 8) dated February 14, 2022, which reflects sole voting power with respect to 15,337,028 shares and shared voting power with respect to 0 shares, sole dispositive power with respect to 15,337,028 shares and shared dispositive power with respect to 0 shares beneficially owned directly by ArrowMark Colorado Holdings LLC, a Delaware limited liability company.

(4)

Based solely on information provided on that certain Schedule 13G/A (Amendment No. 10) dated February 10, 2022, which reflects sole voting power with respect to 0 shares and shared voting power with respect to 216,586 shares, sole dispositive power with respect to 11,794,623 shares and shared dispositive power with respect to 319,701 shares beneficially owned by The Vanguard Group, Inc., a Pennsylvania corporation.

(5)

Based solely on information provided on that certain Form 13F filed Nov. 14, 2022 for the period ended September 30, 2022, which reflects sole voting power with respect to 6,906,130 shares, shared voting power with respect to 0 shares, no voting power with respect to 1,107,000 shares, and shared investment power with respect to 8,013,130 shares beneficially owned by AllianceBernstein, L.P., a majority owned subsidiary of AXA Financial, Inc. and an indirect majority owned subsidiary of AXA SA.

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PROPOSAL 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pursuant to SEC rules, the Company is providing in this Proxy Statement a separate resolution, subject to an advisory (non-binding) vote, to approve the compensation of its named executive officers. This proposal is commonly referred to as a “Say on Pay” proposal. As required by these rules, the Board invites you to review carefully the Compensation Discussion and Analysis beginning on page 48 and the tabular and other disclosures on compensation under Executive Compensation beginning on page 48, and cast a vote “FOR” the Company’s executive compensation programs through the following resolution:
“Resolved, that the stockholders approve the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any narrative executive compensation disclosure contained in this Proxy Statement.”
As discussed in the Compensation Discussion and Analysis beginning on page 48, the Board of Directors believes that the Company’s long-term success depends in large measure on the talents of our employees. The Company’s compensation system plays a significant role in our ability to attract, retain, and motivate the highest quality workforce. The Board believes that its current compensation program uses a balanced mix of base salary, and annual and long-term incentives to attract and retain highly qualified executives; the compensation program also maintains a strong relationship between executive compensation and performance, thereby aligning the interests of the Company’s executive officers with those of its stockholders.
This vote is advisory and will not be binding on the Company. While the vote does not bind the Board to any particular action, the Board values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements. The Company strongly encourages all stockholders to vote on this matter.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 2.

SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

PROPOSAL 3—ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTES
ON EXECUTIVE COMPENSATION
As discussed in Proposal 2, the Board values the input of stockholders regarding the Company’s executive compensation practices. Stockholders are also invited to express their views on how frequently advisory votes on executive compensation, such as Proposal 2, should occur. Stockholders can advise the Board on whether such votes should occur every 1 year, 2 years or 3 years or may abstain from voting.
This is an advisory vote, and as such is not binding on the Board. However, the Board will take the results of the vote into account when deciding when to call for the next advisory vote on executive compensation. A scheduling vote similar to this will occur at least once every six years.
The Board of Directors recommends that the advisory vote on executive compensation be held every year. An annual approach provides for more regular input by stockholders. Stockholders are not being asked to approve or disapprove of the Board’s recommendation, but rather to indicate their own choice as among the frequency options.
Please mark on the Proxy Card your preference as to the frequency of holding stockholder advisory votes on executive compensation, as either every 1 year, 2 years, or 3 years or you may mark “abstain” on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR “1 YEAR” ON PROPOSAL 3.
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EXECUTIVE OFFICERS
The executive officers of Sally Beauty Holdings, Inc., their ages (as of December 14, 2022), and their positions for at least the last five years are as follows:
Denise Paulonis
President and Chief Executive Officer
Denise Paulonis, 50, has been our President and Chief Executive Officer since October 2021 and a member of our Board since May 2018. Prior to being appointed to her current role, Ms. Paulonis served as Executive Vice President and Chief Financial Officer of Sprouts Farmers Market, Inc.
Prior to joining Sprouts in February 2020, Ms. Paulonis was the Executive Vice President and Chief Financial Officer of The Michaels Companies, a position she held from August 2016 to January 2020. Ms. Paulonis joined Michaels in September 2014 and served as its Senior Vice President, Finance and Treasurer from November 2015 to August 2016 and as its Vice President, Corporate Finance, Investor Relations and Treasury from September 2014 to November 2015.
Prior to joining Michaels, Ms. Paulonis held various senior level positions with PepsiCo and McKinsey & Company, after starting her career at Procter & Gamble. She holds an M.B.A. from The Wharton School at the University of Pennsylvania and a Bachelors of Science in Finance and Economics from Miami University.
Marlo M. Cormier
Senior Vice President, Chief Financial Officer
Marlo Cormier, 51, has been our Senior Vice President, Chief Financial Officer and Chief Accounting Officer since November 2020. Prior to being appointed to her current role Ms. Cormier was Senior Vice President – Finance and Chief Accounting Officer since April 2020.
Prior to joining the Company, Ms. Cormier was the Senior Vice President, Corporate Finance and Chief Accounting Officer at Fossil Group, Inc. from 2013 to 2020. At Fossil Group, Ms. Cormier’s responsibilities included general accounting and SEC reporting, financial planning and analysis, taxes and treasury. Prior to her role at Fossil Group, Ms. Cormier was at Callaway Golf from 2001 to 2013 where she served in various executive roles including Vice President and Chief Accounting Officer. Prior to that Ms. Cormier was a Manager in Deloitte’s Accounting and Audit Services group. Ms. Cormier holds an active CPA license and a Bachelor’s of Science from Oregon State University with a double major in Financial Management and Accounting and a minor in Computer Science.
Mary Beth Edwards Senior Vice President, Chief Information Officer and Chief Transformation Officer
Mary Beth Edwards, 59, has been our Senior Vice President, Chief Information Officer and Chief Transformation Officer since November 2020. Prior to being appointed to her current role Ms. Edwards was Group Vice President, Chief Transformation Officer and, prior to that, she served as Group Vice President of Global Sourcing since April 2019. Prior to her appointment at the Company, Ms. Edwards was Vice President Global Operations at Arrow Electronics from 2015 to 2019 and Vice President, Operations ECS, Arrow Electronics from 2009 to 2015. Ms. Edwards is a combat veteran and held the rank of MAJ Promotable in the U.S. Army. She holds a B.A. in Criminal Justice from Temple University.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

John H. Goss
President, Sally Beauty Supply
John Goss, 55, has been President of Sally Beauty Supply since November 2020. Prior to that he was our Group Vice President and Head of Stores and Operations for Sally Beauty Supply. His responsibilities included leading over 2,900 retail stores and supporting the operations team, and most recently he led the deployment of Ship-From-Store (SFS) and Buy Online/Pickup in Store (BOPIS) across the Sally Beauty store network. Prior to joining the Company in 2016, Mr. Goss served consecutively as Vice President of Operations and then Vice President of Transformation Management Office for Signet Jewelers. Mr. Goss has held various leadership roles at Zales Jeweler, T-Mobile, Gap Inc., and L Brands throughout his career. Mr. Goss holds a Bachelor’s degree in Business Management from The University of Phoenix.

John M. Henrich
Senior Vice President, General Counsel and Secretary
John Henrich, 48, has been our Senior Vice President, General Counsel and Secretary since June 2019. Mr. Henrich has held various senior level positions with the Company since January 2012, including Interim General Counsel and Secretary since January 2018; Vice President, Deputy
General Counsel, Head of Regulatory from October 2016 to January 2018; Vice President, Associate General Counsel from October 2015 to October 2016; and Senior Counsel from January 2012 to October 2015. Prior to joining the Company, Mr. Henrich was Senior Counsel at Accor Hospitality. Mr. Henrich received his J.D. from Fordham University School of Law and his B.A. in History from Columbia University in the City of New York.

Kim McIntosh
Group Vice President, Controller and Chief Accounting Officer
Kim McIntosh, 45, has been our Group Vice President, Controller, and Chief Accounting Officer since March 2021. Prior to joining the Company, Ms. McIntosh held various positions at Tailored Brands, Inc. including Chief Accounting Officer from 2020 to 2021, Vice President,
Corporate Controller from 2013 to 2020, and Assistant Controller from 2012 to 2013. Prior to that, Ms. McIntosh held various roles at Chico’s FAS, Inc. Ms. McIntosh received her Masters of Business Administration and her Bachelors of Science in Accounting from Florida Gulf Coast University.

Scott C. Sherman
Senior Vice President and Chief Human Resources Officer
Scott Sherman, 44, has been our Senior Vice President and Chief Human Resources Officer since October 2017. Mr. Sherman has held various senior level positions with the Company since October 2012, including Group Vice President, Human Resources from November 2016 to
September 2017, Vice President and Deputy General Counsel from October 2013 to November 2016 and Associate General Counsel, Employment and Litigation from October 2012 to October 2013. Prior to joining the Company, Mr. Sherman was a Shareholder/Attorney at Littler Mendelson, P.C. where he represented clients in all aspects of labor and employment law. Mr. Sherman received his J.D. from the University of Pittsburgh School of Law and his B.A. in Political Science from Pennsylvania State University.

Mark G. Spinks
President, Beauty Systems Group
Mark G. Spinks, 61, has been the President of Beauty Systems Group LLC since July 2015. Mr. Spinks previously held a number of positions of increasing responsibility with us. Mr. Spinks was most recently the Chief Operating Officer of Beauty Systems Group LLC, a position he served in since September 2014. Prior to that, Mr. Spinks was the Vice President of Operations/GM for the Company’s Armstrong McCall franchise business, a position he held for five and a half years, and prior to that was the Director of Business Development for the Company for almost four years. Mr. Spinks received a B.A. in Economics and Criminal Justice from Indiana University.
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EXECUTIVE COMPENSATION
48 . .Compensation Discussion and Analysis
49 . . . .Executive Summary
53 . . . .Compensation Philosophy and Objectives
54 . . . .FY22 Executive Compensation Program
56 . . . . . . Tying Compensation to Performance
57 . . . . . . Base Salary
58 . . . . . . Annual Incentive
61 . . . . . . Long-Term Incentives
65 . . . . . . Other Compensation
66 . . . . . . Change-in-Control Severance Protection
66 . . . . . . Additional Compensation Policies
68 . . . .Compensation Decision-Making Process
68 . . . . . . Role of Compensation and Talent
Committee
68 . . . . . . Role of Independent Compensation
Consultant
69 . . . . . . Role of Management
69 . . . . . . Market Data/Benchmarking
70 . . . . . . Total Compensation Review
70 . . . . . . Consideration of Stockholder Vote on
Executive Compensation
71 . . . .Management of Compensation-Related Risk
72 . .Compensation and Talent Committee
Report
73 . .Compensation Tables
73 . .. . .Summary Compensation Table
76 . . . .Grants of Plan-Based Awards for FY22
78 . . . ..Outstanding Equity Awards at 2022 Fiscal
Year-End
81 . . . .Option Exercises and Stock Vested in FY22
81 . . . .Potential Payments Upon Termination or
Change in Control
COMPENSATION DISCUSSION AND
ANALYSIS
The Compensation Discussion and Analysis (“CD&A”) explains how the Company’s executive compensation program is designed and operates with respect to the following named executive officers (“NEOs”) for the fiscal year 2022 (“FY22”):
NEOs
Denise A. Paulonis
President and Chief Executive Officer (1)
Marlo M. Cormier
Senior Vice President, Chief Financial Officer John H. Goss
President, Sally Beauty Supply
Mark G. Spinks
President, Beauty Systems Group
Mary Beth Edwards Senior Vice President, Chief Information
Officer and Chief Transformation Officer
Former NEO
Pamela K. Kohn
Senior Vice President, Chief Merchandising Officer (2)
(1) Ms. Paulonis joined the Company as President and Chief Executive Officer effective October 1, 2021.
(2) Ms. Kohn resigned from her position as Senior Vice President, Chief Merchandising Officer effective May 31, 2022.
For a complete understanding of our executive compensation program, this CD&A should be read in conjunction with the “Executive Compensation — Compensation Tables” of this Proxy Statement.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

EXECUTIVE SUMMARY

Sally Beauty Holdings, Inc. (NYSE: SBH) is the leader in the sales and distribution of professional hair color and other beauty supplies globally through its Sally Beauty Supply ("Sally") and Beauty Systems Group ("BSG") businesses. The Company has operations throughout the United States, Puerto Rico, Canada, Mexico, Chile, Peru, the United Kingdom, Ireland, Belgium, France, the Netherlands, Spain and Germany. Sally Beauty Supply stores offer up to 7,000 products for hair color, hair care, nails, and skin care through proprietary brands such as Ion®, Generic Value Products®, Beyond the Zone® and Silk Elements® as well as professional lines such as Wella®, Clairol®, OPI®, Conair® and L'Oreal®. Beauty Systems Group stores, branded as CosmoProf® or Armstrong McCall® stores, along with its outside sales consultants, sell up to 10,000 professionally branded products including Paul Mitchell®, Wella®, Matrix®, Schwarzkopf®, Kenra®, Goldwell®, Joico® and Olaplex®, intended for use in salons and for resale by salons to retail consumers. For more information about Sally Beauty Holdings, Inc., please visit https://www.sallybeautyholdings.com/.

FY22 Company Strategies	**Leverage Our Digital Platform**	✓ Create an Easy and Reliable Omni-Channel Platform for Do-It-Yourself ("DIY") Enthusiasts and Stylists ✓ Optimize BSG's Redesigned E-commerce Site and Fulfillment Options of Buy Online / Pick-up in Store ("BOPIS") and 2-Hour Delivery ✓ Increase Adoption Rates of Sally's Fulfillment Model: BOPIS, Ship From Store, and 2-Hour Delivery ✓ Scale and Optimize the Full Suite of Omni-channel Services to Drive E-commerce Penetration to 15% or More Over Time
	Drive Loyalty and Personalization	✓ Drive Customer Engagement and Sales ✓ Grow Loyalty Programs: Sally US/Canada Sales From Loyalty Members & BSG Sales From Rewards Credit Card (Fall 2020 Launch) ✓ Sally: Recommend Product Usage, Send Reminders to Replenish, and Incorporate DIY and Educational Content into the Customer Journey ✓ BSG: Showcase New Product Arrivals and Send Reminders to Restock Back Bars ✓ Drive Higher Customer Lifetime Value by Growing Transaction Spend and Increasing Purchasing Frequency
	Deliver Product Innovation	✓ Focus on Sustainable and Clean Products ✓ Expand our Owned Brand Penetration at Sally ✓ Launch New Products at BSG in Color and Care ✓ Expand Nail Category at Both Sally and BSG
	Advance our Supply Chain	✓ Create a Highly Automated, Integrated Best-In-Class Capabilities Across Inventory Forecasting, Assortment, Pricing/Promotions, & In-Stocks ✓ Execute Final Phase of JDA (Merchandising and Supply Chain Platform) Implementation ✓ Complete JDA Rollout to Remaining Sally Stores; BSG Stores Completed ✓ Fully Integrate JDA with Our North Texas Distribution Center
	Progress on ESG	Our Environmental, Social and Governance ("ESG") strategy focuses primarily on the areas where we believe we can have a meaningful impact: ✓ Employees – Safety, Health and Well-Being ✓ Diversity, Inclusion and Belonging ✓ Philanthropy and Community Engagement ✓ Energy and Environment ✓ Product Development and Sourcing ✓ Data Protection and Cybersecurity

www.sallybeautyholdings.com 49

FY22 Company Financial Performance



COMPARABLE SALES (1)
-0.3%
-8.9%
9.6%
0.6%
FY19
FY20
FY21
FY22
3-YEAR AVERAGE ROIC (3)
21.5%
19.1%
18.9%
16.2%
FY17-19
FY18-20
FY19-21
FY20-22
OI
($ in Millions)
$459
$259
$418
$338
FY19
FY20
FY21
FY22
AOI (1)(2)
($ in Millions)
$458
$294
$461
$391
FY19
FY20
FY21
FY22
DILUTED EPS
$2.26
$0.99
$2.10
$1.66
FY19
FY20
FY21
FY22
ADJUSTED DILUTED EPS (2)
$2.26
$1.22
$2.40
$2.16
FY19
FY20
FY21
FY22
1-YEAR TSR (4)
-18.4%
-20.2%
61.7%
-18.9%
FY19
FY20
FY21
FY22
3-YEAR TSR (4)
-50.0%
-43.3%
5.1%
3.6%
FY17-19
FY18-20
FY19-21
FY20-22
OIM
11.8%
7.4%
10.8%
8.8%
FY19
FY20
FY21
FY22
AOIM (2)(4)
11.8%
8.4%
11.9%
10.3%
FY19
FY20
FY21
FY22

(1) Please see *"Compensation Discussion and Analysis – FY22 Executive Compensation Program – Annual Incentive"* section of this CD&A for Comparable Sales and Adjusted Operating Income ("AOI") definition.

(2) Please see Appendix 1 for a reconciliation of non-GAAP numbers.

(3) 3-Year Average Return on Invested Capital ("ROIC") is defined as net income plus after-tax interest expense divided by monthly invested capital over the three-year performance period.

(4) Please see *"Compensation Discussion and Analysis – FY22 Executive Compensation Program – Long-Term Incentives"* section of this CD&A for Total Shareholder Return ("TSR") and Adjusted Operating Income Margin ("AOIM") definition.

SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

FY22 Changes
NEO Changes
✓ On October 1, 2021, Denise Paulonis joined the Company as President and Chief Executive Officer. Per the terms of her new hire offer, Ms. Paulonis was entitled to:
– Annual salary of $1,100,000
– Annual Incentive Plan (“AIP”) target annual bonus of 150% of her base salary
– Long-term incentive (“LTI” or “equity”) award with a grant date target value equal to $4,250,000
– Certain make-whole awards to compensate her for amounts forfeited upon termination from her prior employer, including:
Cash sign-on bonus of $400,000 (50% of which was subject to repayment if Ms. Paulonis resigned or if the Company terminated her employment for cause within her first year of employment with the Company)
Restricted stock units (“RSUs”) with a grant date value of $1,450,000
Options with a grant date value of $1,000,000
✓ Ms. Kohn resigned from her position as Senior Vice President, Chief Merchandising Officer effective May 31, 2022.
Compensation Program Changes
✓ The Committee approved AIP performance metrics of 60% AOI, 20% comparable sales and 20% strategic initiatives, as compared to the prior year of 80% operating cash flow (with a minimum inventory floor as a requirement for payout) and 20% strategic initiatives.
✓ The Committee granted LTI awards in the form of 50% performance stock units (“PSUs”) and 50% RSUs, as compared to prior fiscal year awards which were in the form of 34% options, 33% PSUs, and 33% RSUs.
✓ The Committee approved PSU performance metrics of 50% relative total shareholder return (“rTSR”) measured over a three-year performance period and 50% AOIM measured over three, one-year performance periods (as compared to adjusted operating income the prior fiscal year). The rTSR PSUs require above median performance to earn target and payout is capped at target if the Company’s absolute TSR over the performance period is negative.

FY22 NEO Pay
✓ Base salaries for the NEOs (other than Ms. Paulonis, Ms. Cormier and Mr. Goss) were increased between 0% to 3.5%, consistent with market data from our peer group. Ms. Paulonis’ base salary was set in connection with her hire. Based on their recent promotions, additional time in role, performance and the peer group data, Ms. Cormier’s base salary was increased from $550,000 to $600,000 and Mr. Goss’ base salary was increased from $459,000 to $525,000 for FY22.
✓ The NEOs were eligible for annual bonuses under the AIP and were granted LTI awards in the form of 50% PSUs and 50% RSUs.
✓ Threshold performance levels for the AOI and comparable sales metrics were not achieved and, accordingly, the payout for this component of the AIP was 0%. The Committee determined that SBH delivered on our strategic initiatives of enhancing the customer experience, advancing our supply chain, store optimization, executing growth initiatives and progressing on ESG. Accomplishments and achievements on these included enhancements to our digital and omnichannel experiences, launching customer journeys, delivering key aspects of our fulfillment technology and process updates, successful store optimization with above-target sales recapture, launching our Salon HQ platform for stylists/salons to use personalized websites to sell professional brands to clients, completing an ESG focus area assessment and initial strategic planning and further enhancing our cultural and DIB initiatives, as indicated through survey responses and other inputs. These helped SBH manage through a challenging, shifting macro-environment and set SBH up well for future success on key strategies. As such, the Committee determined a 100% payout for performance with respect to our strategic initiatives was appropriate for this component of the AIP (20% weighting, at target).
www.sallybeautyholdings.com 51

FY22 NEO Pay
(Continued)
✓ Following the completion of the performance period on September 30, 2022, the Committee determined that the FY20-22 PSUs granted in November 2019 were not earned because the Company did not achieve threshold performance levels for either the AOI growth metric (60%) or the ROIC metric (40%). Per the terms of the award, the FY20-22 PSUs were cancelled without payout.
✓ Following the completion of the performance period on September 30, 2022, the Committee determined that the second one-year performance period of the FY21-23 adjusted operating income PSUs (“FY21-23 Y2AOI PSUs”) granted in January 2021 were not earned because the Company did not achieve threshold performance levels for the Y2AOI metric. Per the terms of the award, the FY21-23 Y2AOI PSUs were cancelled without payout.
✓ Following the completion of the performance period on September 30, 2022, the Committee determined that the first one-year performance period of the FY22-24 adjusted operating income margin PSUs (“FY22-24 Y1AOIM PSUs”) granted in November 2021 were not earned because the Company did not achieve threshold performance levels for the Y1AOIM metric. Per the terms of the award, the FY22-24 Y1AOIM PSUs were cancelled without payout.

FY23 Changes
Compensation Program Changes
✓ For FY23, consistent with market data from our peer group, the Committee increased:
– Base salaries for NEOs between 3.5% to 6.3%;
– AIP target award percentages for Ms. Cormier, Mr. Goss and Mr. Spinks from 70% to 75%; and
– LTI opportunities for Ms. Paulonis from $4,250,000 to $4,750,000, Ms. Cormier from $800,000 to $950,000, Mr. Goss and Mr. Spinks from $600,000 to $750,000, and Ms. Edwards from $500,000 to $575,000.
✓ Other than the above changes, there were no material changes to the compensation program for FY23.

Corporate
Governance
WHAT WE DO
WHAT WE DO NOT DO
✓ Closely align pay with performance
✓ Retain an independent compensation consultant
✓ Conduct an annual review of our peer group composition
✓ Conduct an annual review of our executive officer performance and compensation
✓ Conduct an annual review of our incentive compensation design
✓ Limit incentive compensation with a maximum payout/cap
✓ Maintain a comprehensive recoupment/clawback policy
✓ Require a minimum vesting period for equity
✓ Maintain equity ownership guidelines and retention requirements
✘ No employment agreements for executive officers
✘ No discounting or repricing of stock options without stockholder approval
✘ No pledging or hedging transactions with respect to Company stock
✘ No “single trigger” change-in-control severance benefits
✘ No “single trigger” change-in-control equity acceleration for assumed awards
✘ No 280G excise tax “gross-ups”
✘ No excessive executive benefits or perquisites
✘ No tax “gross-ups” for executive benefits or perquisites (with certain limited exceptions in the case of new-hire or health-related benefits)
✘ No compensation programs that encourage excessive risk taking
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

COMPENSATION PHILOSOPHY AND OBJECTIVES

Our Compensation and Talent Committee (“Committee”) designs our compensation programs with the following philosophies and objectives in mind:

Pay for Performance

✓  Link incentive compensation to performance through objectives that align with shareholder and other stakeholder interests and drive annual and long-term results.

✓  The higher the level in the organization, the greater the link to performance (more at-risk; making leaders more accountable).

Alignment with Shareholders

✓  Align executive and long-term shareholder interests by linking pay to achievement of performance objectives viewed as drivers of sustained value creation, delivering a significant portion of pay in equity compensation, and requiring executive officers to accumulate and hold a meaningful amount of SBH stock.

Drive Annual and Long-Term Results

✓  Ensure performance objectives are understandable and drive delivery of financial results and successful execution of strategic initiatives.

✓  Ensure performance goals align to our annual and long-term strategies and financial operating plans.

Pay Competitively

✓  Ensure pay remains competitive with peer companies in order to attract, motivate and retain associates.

✓  Target the 50th percentile of market for all compensation components, adjusted by various factors such as individual performance, responsibilities, experience, internal equity, and expected future contributions.

Mitigate Undue Risk

✓  Use a mix of annual and long-term incentives and financial and strategic metrics.

✓  Use caps and gates for annual incentives and use vesting periods, caps, and restrictive covenants for long-term incentives.

✓  Maintain clawback policy and stock ownership guidelines.

✓  Review and approval of annual and long-term incentive performance goals, results and payouts by the Committee.

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FY22 EXECUTIVE COMPENSATION PROGRAM

The following are the primary components of the FY22 compensation program for our executive officers, including our NEOs:

Component	Form of Compensation	Purpose	Performance Criteria

Base Salary	Cash	Providing a competitive level of fixed compensation that attracts and retains skilled management, recognizing their respective roles, responsibilities, and experience.	Reviewed annually for increases.

AIP	Cash	Communicating and driving achievement of financial and strategic annual objectives that are important to our sustained success and stock value.	Earned based on achievement of AOI, comparable sales, and strategic initiative goals, with potential adjustment based on individual performance.

LTI 2019 Omnibus Incentive Plan	PSUs	Creating a strong financial incentive for meeting or exceeding long-term financial goals, rewarding performance, recognizing promotions, encouraging an equity stake in the Company, and aligning interests with those of our stockholders.	PSUs are eligible to vest based on achievement of goals related to rTSR over a three-year period and AOIM over three, one-year periods. In addition, realized value of PSUs at vesting is tied to Company stock price.
	RSUs	Encouraging retention through multi-year vesting requirements.	RSUs vest ratably over a three-year period with continued employment providing a retention incentive. Realized value of RSUs at vesting is tied to Company stock price.

  2022 Proxy Statement

The Company also provides the following components of compensation:

Component		Form of Compensation	Purpose

Other Compensation	Health and Welfare Benefits	Eligibility to receive available health and other welfare benefits paid for, in whole or in part, by the Company, including broad-based medical, dental, life and disability insurance.	Providing a competitive, broad-based employee benefits structure and promoting the good health of our executive officers.
	Retirement Plan	Eligibility to participate in, and receive Company contributions to, our 401(k) plan (available to all employees).	Providing competitive retirement-planning benefits to attract and retain skilled management.
	Executive Physical	Reimbursement for an annual physical exam.	Promoting the good health of our executive officers.
	New Hire Benefits	Limited new hire benefits (including Company-paid COBRA and relocation expenses).	Attracting new talent by providing a smooth transition to our Company.

Change-in-Control Severance Protection

Eligibility to receive cash severance (1.99 times base salary and a 5-year average AIP award payout) and post-termination health and welfare benefits (24 months) in connection with involuntary termination within two years after a change in control.

Providing a competitive compensation package for attraction and retention purposes before and after a change in control, as well as ensuring continuity of management in the event of any actual or threatened change in control of our Company.

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TYING COMPENSATION TO PERFORMANCE

Our executive compensation program closely links realized compensation to the achievement of financial objectives and increases in the Company’s stock price, with 54% of Ms. Paulonis’ and 45% of our other NEOs’ FY22 target compensation being performance-based and contingent upon the achievement of financial or strategic performance objectives or changes in our stock price.

We use five key performance metrics to measure results and determine annual incentive and PSU payouts:

  2022 Proxy Statement

Use of these metrics supports the following objectives:

Generate sustainable growth. The Committee believes these performance components – incorporated into the Company’s annual budget and long-term planning – represent the metrics that can be used by our stockholders to assess the Company’s value. Using these metrics, together with overlapping performance periods for our PSUs, enables the Committee to evaluate the NEOs’ performance in generating sustainable growth.

Balance annual and long-term objectives. The Committee also believes these measures highlight the importance of leading the Company to achieve both annual and long-term financial and strategic goals. These measures also reduce the risk that actions would be taken to sacrifice long-term growth to meet annual targets or vice versa.

Flexibility to support long-term growth. The standards for determining performance against objectives established for these metrics are derived from the Company’s financial statements, which follow generally accepted accounting principles. The terms of our AIP and PSUs provide the Committee the ability to adjust results to exclude certain items, either positive or negative, that it considers extraordinary when determining performance against pre-established financial goals. The Committee believes that retaining the ability to make adjustments encourages management’s willingness to take actions that may limit annual Company performance, yet support long-term growth.

BASE SALARY

The Committee determines the base salary of each NEO on an annual basis (unless market conditions or changes in responsibilities warrant a mid-year change) and targets the 50th percentile of our peer group. The Committee uses its judgment to vary executive officer pay based on factors, such as an executive officer’s experience, performance and responsibilities, as well as internal parity. In evaluating the NEOs’ performance, the Committee relies primarily on our Chief Executive Officer’s performance review of each executive officer (other than herself). The subjective factors considered by our Chief Executive Officer primarily consist of whether the executive officer met their developmental and operational goals and the financial performance within their area of responsibility.

In September 2021, the Committee reviewed market data provided by FW Cook on our peer companies and the retail industry generally to determine whether changes to the base salaries for our executive officers were needed for FY22 to align our executive team with the market. The Committee increased base salary levels of the NEOs, with adjustments to reflect executive performance and to move executive salaries closer to the targeted competitive position. The Committee believes that the base salaries paid to our NEOs during FY22, as reflected in the table below, were appropriate to retain and motivate the officers and were competitive with those offered by our peer companies.

Name	Start of FY22 Base Salary	% Increase	End of FY22 Base Salary

NEOs

Denise A. Paulonis (1)	$1,100,000	—	$1,100,000

Marlo M. Cormier (2)	$550,000	9.1%	$600,000

John H. Goss (2)	$459,000	14.4%	$525,000

Mark G. Spinks	$459,000	3.5%	$475,000

Mary Beth Edwards	$440,000	3.4%	$455,000

Former NEO

Pamela K. Kohn (3)	$600,000	3.0%	$618,000

(1)	Ms. Paulonis’ base salary was established in connection with her hire primarily based on peer group data provided by FW Cook.

www.sallybeautyholdings.com  57

(2)

Ms. Cormier was promoted to Senior Vice President, Chief Financial Officer and Mr. Goss was promoted to President, Sally Beauty Supply in FY21, each of which warranted a higher base salary based on time in role, performance and peer group data provided by FW Cook.

(3)	Ms. Kohn resigned from her position as Senior Vice President, Chief Merchandising Officer effective May 31, 2022.

For the actual base salaries paid to our NEOs during FY22, please see the “Summary Compensation Table” of this Proxy Statement.

ANNUAL INCENTIVE

Our AIP provides each NEO the opportunity to receive an annual cash incentive payout based on their base salary for the fiscal year, target award percentage and achievement of performance objectives:

FY22 Base Salary	X	Target Award Percentage	X	Performance Objectives Payout %	=	Award Payout

Target Award

TARGET AWARD

Our Chief Executive Officer made recommendations to the Committee for each NEO’s target award percentage (other than herself), based on job responsibilities and peer group data provided by FW Cook. The Committee determined the Chief Executive Officer’s target award percentage, based on her job responsibilities and the peer group data provided by FW Cook. The Committee approved the following FY22 target award percentages:

Name	FY21 Target Award Percentage (1)	FY22 Target Award Percentage (1)

NEOs

Denise A. Paulonis (2)	—	150%

Marlo M. Cormier	70%	70%

John H. Goss	70%	70%

Mark G. Spinks	70%	70%

Mary Beth Edwards	60%	65%

Former NEO

Pamela K. Kohn (3)	70%	70%

(1)	Reflected as a percentage of base salary established for the fiscal year.

(2)	Ms. Paulonis joined the Company as President and Chief Executive Officer effective October 1, 2021.

(3)	Ms. Kohn resigned from her position as Senior Vice President, Chief Merchandising Officer effective May 31, 2022.

  2022 Proxy Statement

The target award opportunity for each NEO under the AIP in FY22 is as follows:

Name	FY22 Base Salary (1)	Target Award Percentage	Target Award

NEOs

Denise A. Paulonis	$1,100,000	150%	$1,650,000

Marlo M. Cormier	$587,260	70%	$411,082

John H. Goss	$508,184	70%	$355,728

Mark G. Spinks	$470,923	70%	$329,646

Mary Beth Edwards	$451,178	65%	$293,266

Former NEO

Pamela K. Kohn (2)	$613,414	70%	$429,390

(1)	Base salary used for AIP target award calculation is prorated by the day and differs slightly from actual base salary paid.

(2)	Ms. Kohn’s actual target award was prorated based on her separation date.

PERFORMANCE OBJECTIVES

In establishing the performance objectives for FY22, the Committee determined that the primary emphasis should be on financial performance objectives. Accordingly, 80% of the NEOs’ AIP award payouts are based on achievement of two pre-established financial goals and 20% on achievement of strategic initiatives, subject to potential adjustment based on individual performance as described below. The Committee approved the following FY22 AIP performance objectives:

•

60% Adjusted Operating Income – Sally Beauty Holdings, Inc.’s operating income as reported in its audited consolidated financial statements at the end of the fiscal year, with adjustments as the Committee may provide for prior to the commencement of the fiscal year (such as effects of charges for restructurings, discontinued operations, extraordinary items, other unusual or non-recurring items, and the cumulative effect of tax or accounting changes, each as determined in accordance with generally accepted accounting principles and identified in the financial statements, notes to the financial statements or management’s discussion and analysis).

Payout Scale – AOI pays out between 0-200% of target based on performance achieved:

Payout Scale (1)	AOI (Millions)	Performance Achieved	Payout %	Weighted Payout %

Maximum	≥ $552	≥ 115%	200%	120%

Target	$480	100%	100%	60%

Threshold	$408	85%	25%	15%

Below Threshold	< $408	< 85%	0%	0%

(1)	Payouts between performance levels is determined based on straight line interpolation

•

20% Comparable Sales – Sally Beauty Holdings, Inc.’s store sales and digital commerce revenue that have been operating for 14 months or longer as of the last day of a month and sales to franchisees and full service sales through our Distributor Sales Consultants (“DSCs”) and wholesale business. Our comparable sales excludes the effect of changes in foreign exchange rates and generally sales from stores relocated until 14 months after the relocation. The sales from acquisitions are excluded from our comparable sales calculation until 14 months after the acquisition. Our calculation of comparable sales might not be the same as other retailers as the calculation varies across the retail industry.

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Payout Scale – Comparable Sales pays out between 0-200% of target based on performance achieved:

Payout Scale (1)	Comparable Sales	Performance Achieved	Payout %	Weighted Payout %

Maximum	≥ 8.0%	≥ 140%	200%	40%

Target	5.7%	100%	100%	20%

Threshold	1.7%	30%	25%	5%

Below Threshold	< 1.7%	< 30%	0%	0%

(1)	Payouts between performance levels is determined based on straight line interpolation

•

20% Strategic Initiatives – Company-wide initiatives applied to all officers set at the beginning of FY22 by the Committee and approved by the Board of Directors. These strategic initiatives focused on enhancing the customer experience, advancing our supply chain, store optimization, executing growth initiatives and progressing on ESG.

Payout Scale – Strategic Initiatives pay out between 0-150% of target based on assessment by the Committee:

Performance Achieved	Payout %	Weighted Payout %

Exceeds	101-150%	21-30%

Target	100%	20%

Not Fully Achieved	0-99%	0-19%

To provide flexibility to recognize overall achievements in key focus areas and operational performance, which can change throughout the year based on unanticipated contingencies, the Committee does not specify individual performance objectives for individual officers under the AIP. Instead, the Committee maintains discretion to use its qualitative judgment to reduce or increase the dollar value of an individual officer’s AIP award (by up to 50 percentage points below or above the percentage of the target award resulting from application of the financial performance formulas) based upon a subjective assessment of the individual’s performance, but the adjusted payout cannot exceed the maximum award for such individual. No individual adjustments were made for FY22.

AWARD PAYOUT

Actual results for FY22 were as follows:

	Performance Achieved	Payout %	Weighted Payout %

Adjusted Operating Income	< $408 M	0%	0%

Comparable Sales	< 1.7%	0%	0%

Strategic Initiatives	Target	100%	20%

Performance Objectives Payout %			20%

The Committee determined that SBH delivered on our strategic initiatives, each of which is discussed further in the “Compensation Discussion and Analysis – Executive Summary – FY22 Company Strategies” section of this Proxy Statement. Accomplishments and achievements on these included enhancements to our digital and omnichannel experiences, launching customer journeys, delivering key aspects of our fulfillment technology and process updates, successful store optimization with above-target sales recapture, launching our Salon HQ platform for stylists/salons to use personalized websites to sell professional brands to clients, completing an ESG focus area assessment and initial strategic planning and further enhancing our cultural and DIB initiatives, as indicated through survey responses and other inputs. These helped SBH manage through a challenging, shifting macro-environment and set SBH up

  2022 Proxy Statement

well for future success on key strategies. As such, the Committee determined a 100% payout for performance with respect to our strategic initiatives was appropriate for this component of the AIP (20% weighting, at target).

The table below shows the target awards under the AIP for the NEOs for FY22 and the award payouts:

Name	AIP Target Award	Performance Objectives Payout %	AIP Award Payout

NEOs

Denise A. Paulonis	$1,650,000	20%	$330,000

Marlo M. Cormier	$411,082	20%	$82,216

John H. Goss	$355,728	20%	$71,146

Mark G. Spinks	$329,646	20%	$65,929

Mary Beth Edwards	$293,266	20%	$58,653

Former NEO

Pamela K. Kohn (1)	$284,795	20%	$56,959

(1)	Ms. Kohn’s target award was prorated based on her separation date.

LONG-TERM INCENTIVES

The Committee’s policy is to approve equity awards and have them be effective on the same day. Other than special one-time grants, such as at the time of a new hire or promotion, the Committee intends to grant equity awards to its executive officers once a year, and such grants are generally made at the same time that the Committee approves base salary increases and the AIP target awards for the fiscal year. These actions generally occur within the first quarter of the fiscal year.

Our Senior Vice President and Chief Human Resources Officer provides our Chief Executive Officer with a listing of employees eligible for equity awards. Our Chief Executive Officer then makes a grant recommendation to the Committee for each of the proposed grantees, including the NEOs other than herself, based on consideration of the value of the grants that the employee received in prior years, the competitive market data provided to the Committee by FW Cook, and her views as to the employee’s expected future contribution to our business results. The Chair of the Committee recommends to the Committee the Chief Executive Officer’s proposed equity grant based on her review of competitive market data provided by FW Cook and the CEO’s performance. The Committee is ultimately responsible for approving the award grant value and the methodology for converting this value into number of shares. In making equity grants for eligible employees, the Committee considers the recommendations of the Chief Executive Officer and the competitive data provided by FW Cook regarding aggregate share usage and costs associated with equity grants.

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FY22 EQUITY AWARDS

Consistent with its equity grant policy, the Committee granted RSUs and PSUs in November 2021 to each of our executive officers. For more information regarding the equity awards granted to our NEOs during FY22, please see the “Grants of Plan-Based Awards” table of this Proxy Statement. The intended grant value of the NEOs’ FY22 equity awards are reflected in the following table:

Name	FY22 Equity Award Grant Value

NEOs

Denise A. Paulonis	$4,250,000

Marlo M. Cormier	$800,000

John H. Goss	$600,000

Mark G. Spinks	$600,000

Mary Beth Edwards	$500,000

Former NEO

Pamela K. Kohn (1)	$800,000

(1)	Ms. Kohn forfeited these PSUs and RSUs in connection with her separation.

•	RSUs comprised 50% of the equity award value. RSUs vest ratably over a three-year period, subject to continued employment.
•	PSUs comprised 50% of the equity award value. PSUs are eligible to vest based on the following FY22-24 PSU performance objectives (and continued employment):

–	50% rTSR measured over a three-year performance period.

◾	TSR means the change in a company’s stock price plus dividends paid to shareholders (assumed to be reinvested) over the rTSR Performance Period, and is measured as follows:

TSR =	Ending Stock Price – Beginning Stock Price + Reinvested Dividends

Beginning Stock Price

–	Beginning and Ending Stock Price Determination: A 30-day trading average at the beginning and ending of the rTSR Performance Period.
–

Dividend Reinvestment: Dividends will be determined using the Ex-Dividend date with the sum of all dividends paid throughout the performance period added to the difference between the Ending Stock Price and Beginning Stock Price.

•	Sally Beauty Holdings, Inc.’s TSR is measured on a relative basis compared to the rTSR Comparator Companies.
•	If Sally Beauty Holdings, Inc.’s absolute TSR (as measured for the FY22-24 PSU grants) is negative, then the payout will be capped at 100%.

◾	rTSR Performance Period means fiscal years of the Company beginning on October 1, 2021 and ending on September 30, 2024.
◾	rTSR Comparator Companies are the companies comprising the S&P Composite 1500 Specialty Stores Index.

  2022 Proxy Statement

•	The S&P Composite 1500 Specialty Stores Index companies are locked in as of the grant date and remain the same throughout the rTSR Performance Period even if the Index composition changes.
•	Award treatment if the following situations occur during the rTSR Performance Period:

	Situation	Plan Treatment

Adjustments	Stock splits and recapitalizations	Opening share price adjusted for recapitalizations
	rTSR Comparator Company bankruptcy / delisting / liquidation	Company not removed from rTSR Comparator Companies; Company considered to be at the bottom of the rTSR Comparator Companies
	rTSR Comparator Company acquired or taken private	Company removed from the rTSR Comparator Companies from the beginning of the performance period
rTSR Comparator Company announcement of being acquired but not yet closed

No Adjustments	Stock buybacks or issuance	No special adjustments made
	Significant acquisition or divestiture	Acquisition or divestiture would impact the company’s TSR, so no adjustment needed
	rTSR Comparator Company financial restatements which occur after the performance period ends	No adjustments made; Captured in the next annual grant cycle as reflected in stock price

◾	rTSR Payout Scale – rTSR pays out between 0-200% of target based on Sally Beauty Holdings, Inc.’s percentile rank:

Payout Scale (1)(2)	SBH’s Percentile Rank	Payout %

Maximum	≥ 85th %ile	200%

Target	55th %ile	100%

Threshold	25th %ile	25%

Below Threshold	< 25th %ile	0%

(1)	Payouts between performance levels will be determined on a straight line interpolation.

(2)	If Sally Beauty Holdings, Inc.’s absolute TSR (as measured for the FY22-24 PSU grants) is negative, then the payout will be capped at 100%.

–	50% AOIM measured over three, one-year performance periods.

◾	AOIM is defined as Sally Beauty Holdings, Inc.’s adjusted operating income divided by total sales for the AOIM Performance Period.

◾	AOIM Performance Period means:

Year 1: Fiscal year of the Company beginning on October 1, 2021 and ending on September 30, 2022 (“Y1AOIM”);

Year 2: Fiscal year of the Company beginning on October 1, 2022 and ending on September 30, 2023 (“Y2AOIM”); and

Year 3: Fiscal year of the Company beginning on October 1, 2023 and ending on September 30, 2024 (“Y3AOIM”).

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◾	AOIM Payout Scale – AOIM pays out between 0-200% of target based on SBH’s performance:

Payout Scale (1)	SBH’s Performance	Payout %

Maximum	≥ 107%	200%

Target	100%	100%

Threshold	93%	25%

Below Threshold	< 93%	0%

(1)	Payouts between performance levels will be determined on a straight line interpolation.

Any FY22-24 AOIM PSUs earned are banked and paid out after completion of all performance periods on November 15, 2024, subject to the executive’s continued employment.

DETERMINATION OF FY20-22 PSUS

Following the completion of the performance period on September 30, 2022, the Committee determined that the FY20-22 PSUs granted in November 2019 were not earned because the Company did not achieve threshold performance levels for either the AOI growth metric (60%) or the ROIC metric (40%):

	AOI Growth (60%)		ROIC (40%)
Payout Scale (1)	Performance Achieved (2)	Payout %	Performance Achieved	Payout %

Maximum	≥ 5.0%	200%	≥ 23.6%	200%

Target	4.5%	100%	22.6%	100%

Threshold	4.0%	50%	21.6%	50%

Below Threshold	< 4.0%	0%	< 21.6%	0%

Actual Performance Achieved & Payout %	-5.1%	0%	16.2%	0%

(1)	Payouts between performance levels were determined based on straight line interpolation.

(2)	AOI growth performance was calculated using the compounded annual growth rate over the three-year performance period.

Per the terms of the award, the FY20-22 PSUs were cancelled without payout.

DETERMINATION OF FY21-23 Y2AOI PSUS

Following the completion of the second of three performance periods, the Committee determined that the FY21-23 Y2AOI PSUs granted in January 2021 were not earned because the Company did not achieve threshold performance levels for the Y2AOI metric:

Payout Scale (1)	Y2AOI (Millions)	SBH’s Performance	Payout %

Maximum	≥ $552	≥ 115%	200%

Target	$480	100%	100%

Threshold	$408	85%	25%

Below Threshold	< $408	< 85%	0%

Actual Performance & Payout %	$391	81.5%	0%

  2022 Proxy Statement

(1)	Payouts between performance levels were determined based on straight line interpolation.

Per the terms of the award, the FY21-23 Y2AOI PSUs were cancelled without payout.

DETERMINATION OF FY22-24 Y1AOIM PSUS

Following the completion of the first of three performance periods, the Committee determined that the FY22-24 Y1AOIM PSUs granted in November 2021 were not earned because the Company did not achieve threshold performance levels for the Y1AOIM metric:

Payout Scale (1)	Y1AOIM	SBH’s Performance	Payout %

Maximum	≥ 12.6%	≥ 107%	200%

Target	11.8%	100%	100%

Threshold	11.0%	93%	25%

Below Threshold	< 11.0%	< 93%	0%

Actual Performance & Payout %	10.3%	86.9%	0%

(1)	Payouts between performance levels were determined based on straight line interpolation.

Per the terms of the award, the FY22-24 Y1AOIM PSUs were cancelled without payout.

MS. PAULONIS SIGN-ON COMPENSATION PACKAGE

On October 1, 2021, Denise Paulonis joined the Company as President and Chief Executive Officer. Per the terms of her new hire offer, Ms. Paulonis was entitled to an annual salary of $1,100,000 and an AIP target annual bonus of 150% of her base salary. Ms. Paulonis was eligible to receive a LTI award with a grant date target value equal to $4,250,000. The Company and Ms. Paulonis entered into a change-in-control severance agreement having terms consistent with those provided to the other executive officers. In connection with her commencement of employment with the Company, Ms. Paulonis also received certain make-whole awards to compensate her for amounts forfeited upon termination from her prior employer, including a cash sign-on bonus of $400,000 (50% of which was subject to repayment if Ms. Paulonis resigned or if the Company terminated her employment for cause within her first year of employment with the Company) and an equity grant of RSUs with a grant date value of $1,450,000 and options with a grant date value of $1,000,000. The RSUs and options will vest ratably over three years beginning on the first anniversary of the date of grant, subject to Ms. Paulonis’ continued employment with the Company on each applicable vesting date and subject to such other terms and conditions of the Company’s 2019 Omnibus Incentive Plan and the individual award agreements. The Company also assisted Ms. Paulonis with her relocation to the Company’s headquarters and reimbursed Ms. Paulonis for relocation expenses (limited per our executive relocation policy).

OTHER COMPENSATION

Consistent with our philosophy of emphasizing performance-based pay, our executive compensation program provides limited executive benefits and perquisites. Our NEOs are eligible to participate in the benefit plans generally available to all of our U.S. employees, which include health, dental, vision, life insurance, and disability plans. In addition, our NEOs (along with our other U.S. employees) are eligible to participate in our 401(k) plan, which represents the only retirement plan that we provide to our NEOs. Under the 401(k) plan, our employees may contribute (on a pre-tax basis) up to 50% of eligible compensation, subject to Internal Revenue Code limitations. After a year of service, we match each employee’s contribution (including our NEOs) at a rate of 100% on the first 4% of the employee’s eligible compensation. Employees are immediately vested in the matching contributions made by us. Our NEOs are also eligible for reimbursement of an annual physical exam. In addition, we may offer Company-paid COBRA and relocation expenses for new executive officers.

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The Committee believes that offering the above-described benefits and perquisites to our NEOs is consistent with the terms and benefits offered by other similarly-situated public companies and enhances our ability to retain our NEOs. Given the fact that these items represent a relatively insignificant portion of our NEOs’ total compensation, the availability of such items does not materially influence the decisions made by the Committee with respect to the other elements of the total compensation payable to our NEOs.

CHANGE-IN-CONTROL SEVERANCE PROTECTION

Many change-in-control transactions result in significant organizational changes, particularly at the senior executive level. To encourage our senior executive officers to remain employed with the Company during an important time when their prospects for continued employment can be uncertain, we are parties to change-in-control severance agreements with each of our NEOs, which provide payments and benefits in the event of the executive’s termination of employment by the Company without cause or by the executive for “good reason” within two years following a change in control. Because a termination by the executive for good reason is effectively a “constructive termination” by the Company without cause, we believe it is appropriate to provide severance benefits in these circumstances. The Committee has determined that our change-in-control agreements were generally consistent with those in place at similarly-situated public companies, were designed to keep our executive officers focused on their work responsibilities during the uncertainty that accompanies a potential change-in-control, and were necessary to retain and recruit our executive officers. The Committee also deemed it important from a retention perspective to treat all of the NEOs similarly with respect to their change-in-control arrangements.

Under the terms of our 2010 and 2019 Omnibus Incentive Plans, options and RSUs / RSAs have “double trigger” change-in-control vesting if the awards are assumed by the surviving company and equitably converted to awards for publicly traded stock in connection with such transaction. This means that the awards would vest upon the holder’s involuntary separation from service within two years following the change in control, or such other period specified by the Committee. If the awards are not assumed by the surviving company and equitably converted, they would vest upon the change in control. In addition, upon a change in control, PSUs granted in FY20 would have been cancelled in exchange for an amount equal to the change in control price multiplied by the target number of PSUs granted. On November 4, 2020, the Committee approved an amendment to the 2019 Omnibus Plan so that commencing with FY21, PSUs will be subject to a “double trigger” change-in-control acceleration for awards that are assumed in a transaction.

ADDITIONAL COMPENSATION POLICIES

COMPENSATION RECOUPMENT POLICY

The Company has adopted a compensation recoupment policy that complies with and goes beyond the parameters described in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). Consistent with the Dodd-Frank Act, if we are required to prepare an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. securities laws, we will seek to recover from any current or former executive officer incentive-based compensation (including equity compensation) received during the three-year period preceding the date on which the accounting restatement was required to be made. The amount to be recovered is the excess of the amount paid calculated by reference to the erroneous data, over the amount that would have been paid to the executive officer calculated using the corrected accounting statement data. This compensation recovery would be applied regardless of whether the executive officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement.

In addition to the above-described recoupment specified by the Dodd-Frank Act, our policy also requires the Company, to the extent permitted by governing law, to seek reimbursement of non-equity incentive compensation paid to any current or former employee, where: A) (i) the payment was predicated upon the achievement of specified financial results; (ii) such financial results were subsequently the subject of a restatement or other material adjustment, (iii) in the Committee’s view the person engaged in misconduct that caused or contributed to the need

  2022 Proxy Statement

for the restatement or material adjustment, and (iv) a lower payment would have been made to the person based upon the correct financial results; or B) such employee commits an act of embezzlement, fraud or theft with respect to the property of the Company. In each such instance, the Company will seek to recover the person’s entire non-equity incentive compensation payment (not just the excess amount earned based on erroneous data) paid during the 12-month period preceding the Committee’s determination that the person engaged in misconduct.

In FY20, the Company amended our policy to provide that, in addition to the above-described recoupment, in the event that the Committee determines that any current or former employee engages in misconduct (as defined in the policy), then the Committee may, in its sole discretion, require (i) cancellation or forfeiture of such current or former employee’s unvested equity awards granted on or after September 18, 2019, and/or (ii) such current or former employee to reimburse the Company for their most recently received non-equity incentive compensation.

EQUITY OWNERSHIP GUIDELINES AND RETENTION REQUIREMENT

Consistent with our commitment to aligning the interests of our executive officers with stockholders, the Committee of our Board of Directors has adopted equity ownership guidelines which apply to our executive officers. Pursuant to these guidelines, executive officers are encouraged to own shares of our Common Stock generally equal in value to a multiple of their annual base salary (as in effect on December 1st of each year) depending on such executive officer’s level in the Company.

The guidelines provide that shares owned outright by the executive officer or indirectly (e.g., owned or held in trust by an immediate family member), shares the receipt of which has been deferred, as well as shares held in company sponsored benefit or retirement plans, count towards the executive officer’s equity ownership totals. Unvested options, vested but unexercised options, restricted shares (stock for which restrictions have not lapsed), RSUs which have not been settled, as well as unearned PSUs, do not count as stock owned under the guidelines. The executive officer equity ownership guidelines, as applicable to the NEOs, are as follows:

Position	Ownership Guideline (Multiple of Base Salary)

Chief Executive Officer	5x

Presidents and Senior Vice Presidents	3x

Until such time as the executive officer reaches their equity ownership guideline, the executive officer will be required to retain that percentage of the shares of Common Stock received upon vesting of restricted stock, settlement of restricted stock units, payout of PSUs and exercise of options (net of any shares utilized to pay for the exercise price of the option and/or tax withholding for the option, restricted stock, RSUs or PSUs, as applicable) as set forth below:

Position	Retention Requirement

Chief Executive Officer	100%

Presidents and Senior Vice Presidents	50%

Because executive officers must retain a percentage of shares resulting from any exercise of options, settlement of RSUs or PSUs or the vesting of restricted stock until they achieve the specified guidelines, there is no minimum time period required to achieve the equity ownership guidelines set forth above. As of September 30, 2022, all of our executive officers were in compliance with our equity retention requirements.

The Committee may in the future consider an executive officer’s achievement of the equity ownership guidelines in its award of further equity grants.

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USE OF PRE-APPROVED TRADING PLANS

We permit our executive officers and Directors to enter into pre-approved trading plans established according to Rule 10b5-1 under SEC rules, with an independent broker-dealer to enable them to either a) purchase securities; or b) to recognize the value of their compensation and diversify their holdings of our securities during periods in which they might otherwise not be able to buy or sell our stock because important information about us had not been publicly released. These plans include specific instructions for the broker to exercise options or purchase or sell stock on behalf of the plan participant if our stock price reaches a specified level or certain events occur. The plan participant no longer controls the decision to purchase, exercise or sell the securities in the plan.

POLICY AGAINST MARGIN TRADING, PLEDGING OR HEDGING COMPANY STOCK

Certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, allow a director, officer or other employee to lock in much of the value of their stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the person to continue to own the covered securities but without the full risks and rewards of ownership. When that occurs, he or she may no longer have the same objectives as the Company’s other stockholders. Therefore, pursuant to our published insider trading policy, our directors, officers and other employees are prohibited from engaging in any such transactions. Our insider trading policy also prohibits transactions in puts, calls or other derivative securities, on an exchange or in any other organized market.

COMPENSATION DECISION-MAKING PROCESS

ROLE OF COMPENSATION AND TALENT COMMITTEE

The Committee reviews each component of our executive compensation program, and the methods for determining the types and amounts of compensation, to assure that they help us meet our compensation philosophy and objectives. The Committee receives input from its independent compensation consultant as well as from members of management, as discussed below.

The Chair of our Committee has significant experience in the management of professionals and has served both as chair and as a member of the compensation committees of other publicly-traded companies, and all of our Committee members have significant experience with regard to the oversight of executive compensation practices of large publicly-traded companies. The Board believes that this experience provides the members of our Committee with a solid frame of reference within which to evaluate our executive compensation programs and practices.

ROLE OF INDEPENDENT COMPENSATION CONSULTANT

The Committee retained the services of an independent consultant, FW Cook, to assist in its annual review of our executive compensation program and biennial review of our non-employee director compensation program. As part of this engagement, FW Cook assisted the Committee in the design of our current programs and continues to advise the Committee on our programs. The Committee has directly engaged FW Cook to assist with these same services for FY22, based on FW Cook’s experience, expertise and familiarity with the Company. FW Cook does not provide any services to our management, and does not provide any service to us, other than with respect to its role as the Committee’s executive compensation consultant.

The Committee determined that the work of FW Cook did not raise any conflicts of interest in FY22. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Securities Exchange Act of 1934 and the NYSE listing standards, including the fact that FW Cook does not provide any other services to the Company, the level of fees received from the Company as a percentage of FW Cook’s total revenue, policies and procedures employed by FW Cook to prevent conflicts of interest, and whether the individual FW Cook advisers to the Committee own any stock of the Company or have any business or personal relationships with members of the Committee or our executive officers.

  2022 Proxy Statement

ROLE OF MANAGEMENT

The Committee also considers the views and insights of our management, including our executive officers, in making compensation decisions. Our Chief Executive Officer recommends to the Committee the base pay levels and individual compensation targets for each executive officer (other than herself) based on each executive’s experience, as well as our Chief Executive Officer’s view as to the strategic importance of that executive’s role, knowledge and performance. Our Chief Executive Officer’s unique insight into our business and day-to-day interaction with our executive officers provides a valuable resource to the Committee with respect to our executive compensation programs. In addition, the Committee relied on recommendations made by our Chief Executive Officer and our Chief Financial Officer in selecting the performance metrics and targets for FY22 incentive awards.

Our Chief Executive Officer as well as other members of management generally attend Committee meetings to provide input on executive contributions, but no member of management participates in discussions with the Committee concerning their own compensation. The Committee also works closely with our internal legal, human resources, and finance personnel in establishing and monitoring our compensation programs. Our Chief Financial Officer provides the Committee with input on our financial performance and operational issues, and our General Counsel provides input to the Committee regarding compliance with the laws, regulations and best practices applicable to executive compensation.

MARKET DATA/BENCHMARKING

FW Cook assisted the Committee in benchmarking our compensation arrangements and aggregate equity compensation practices against public companies similar in size and scope to our company. FW Cook obtained proxy data from the peer companies described below, as well as comparative compensation surveys of retail companies.

The following 16 specialty retail companies comprised our peer group for FY22 and was used to set FY22 compensation for our NEOs, which we refer to as our “peer companies” or “peer group”:

Abercrombie & Fitch	Foot Locker	Signet Jewelers
American Eagle Outfitters	Guess?	Ulta Beauty
At Home Group	Hibbett Sports	Urban Outfitters
Caleres	Kontoor Brands	Williams-Sonoma
Carter’s	Party City	Wolverine World Wide
Dick’s Sporting Goods

The Committee selected the companies in the peer group, after reviewing data on retail companies (including financial metrics, line-of-business, stock performance and employee count for each respective company) and considering several criteria, including the comparability of specialty retailers and the volatility and maturity of potential peers. At the time of approval, in terms of size, our revenues were between the median and 75th percentile and our market capitalization was between the 25th percentile and median of these peer companies. The peer group differs from our peer group for FY21.

•

The Committee approved the addition of the following companies based on such companies being comparable to our financials, having similar business operations and strategy, and providing balance within the peer group: At Home Group, Guess?, and Hibbett Sports.

•	The Committee approved the removal of the following companies due to differing business focuses / economics: Chico’s FAS, Designer Brands, and The Michaels Companies.

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TOTAL COMPENSATION REVIEW

As part of its process for determining the amount and mix of total compensation to be paid to our executive officers in FY22, the Committee reviewed tally sheets prepared by management containing information for each executive officer regarding, among other things:

•	compensation for the last four fiscal years;
•	length of service;
•	the types and amounts of long-term incentives granted in the last four fiscal years;
•	the types and amounts of our equity securities, both vested and unvested, owned as of the end of the most recently completed fiscal year;
•	the proceeds realized from option exercises and PSU / RSU / RSA releases during the last four fiscal years; and
•	perquisites and other compensation paid during the last four fiscal years.

The Committee believes that this comprehensive annual review is important to understanding the total compensation paid and, in certain circumstances, payable to, our executive officers. The Committee uses these reports to test whether the various forms, targets, mix, and amounts of compensation paid and payable to our executive officers remain consistent with our compensation strategy. Based on its review for FY22, the Committee believes that the overall compensation of our executive officers was in line with the philosophy and objectives set forth above.

The Committee strives to make decisions on each component of executive compensation within the context of an officer’s entire compensation package, meaning that a decision on one compensation component (such as base salary) impacts decisions made on other compensation components (such as annual and long-term incentives). Based upon input received from FW Cook, the Committee believes that this program balances both the mix of cash and equity compensation, the mix of annual and long-term incentives, and the security of change-in-control severance benefits in a way that furthers the compensation objectives discussed above.

CONSIDERATION OF STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION

At the annual meeting of stockholders on January 26, 2017, our stockholders expressed a preference that advisory votes on executive compensation occur every year. In accordance with the results of this vote, the Board determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of stockholder votes on the compensation of executives, which is scheduled to occur at the 2023 annual meeting. Therefore, the last advisory vote was held in 2022 and the next advisory vote on executive compensation will occur at this annual meeting. Please refer to “Proposal 2 – Advisory Vote on Executive Compensation” section of this Proxy Statement for information regarding the advisory (non-binding) resolution regarding the compensation of the Company’s NEOs, including the Company’s compensation practices and principles and their implementation, as disclosed in this Proxy Statement.

At the annual meeting of stockholders on January 27, 2022, in the advisory vote on executive compensation, over 98% of the shares voted were voted in support of the compensation of the Company’s NEOs. The Committee appreciates and values the views of our stockholders. As part of its compensation review, the Committee considered both the results of the 2022 advisory vote on executive compensation and feedback from our stockholders, and concluded that the compensation paid to our executive officers and the Company’s overall executive pay practices have strong stockholder support and have been effective in implementing the Company’s stated compensation philosophy and objectives. The Committee recognizes that executive pay practices and notions of sound governance principles continue to evolve. Consequently, the Committee intends to continue paying close attention to the advice and counsel of its compensation advisors and invites our stockholders to communicate any concerns or opinions on executive pay directly to the Committee or the Board. Please refer to “Corporate Governance, the Board and Its Committees—Communications with the Board” section of this Proxy Statement for information about communicating with the Board.

  2022 Proxy Statement

MANAGEMENT OF COMPENSATION-RELATED RISK

We design our executive compensation program to avoid excessive risk-taking. The following are some of the features of our program designed to help us appropriately manage business risk:

•	Diversification of incentive-related risk by employing complementary performance measures linked to growth, profitability and capital efficiency;
•	A balanced weighting of the various performance measures, to avoid excessive attention on achievement of one measure over another;
•

An assortment of vehicles for delivering compensation, including cash and equity-based incentives with different time horizons, to focus our executive officers on specific objectives that help us achieve our business plan and create an alignment with long-term stockholder interests;

•	A compensation recoupment/clawback policy;
•	Standardized equity grant procedures; and
•	Equity ownership and retention guidelines applicable to all executive officers.

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COMPENSATION AND TALENT
COMMITTEE REPORT
The Compensation and Talent Committee (“Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K included in this Proxy Statement. Based on its review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation and Talent Committee
Diana S. Ferguson (Chair)
Rachel R. Bishop, Ph.D.
Jeffrey Boyer
Dorlisa K. Flur
Linda Heasley
Edward W. Rabin
The foregoing report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table contains compensation information for our NEOs. The information included in this table reflects compensation earned by the NEOs for services rendered to us for the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020.

Name and Principal Position (1)	Fiscal Year	Salary ($)	Bonus ($)(8)	Stock Awards ($)(2)(3)(4)	Option Awards ($)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
NEOs

Denise A. Paulonis	2022	1,083,077	400,000	5,357,400	999,999	330,000	192,678	8,363,154

President and Chief Executive Officer

Marlo M. Cormier	2022	586,538	—	768,259	—	82,216	22,245	1,459,258

Senior Vice President, Chief Financial Officer	2021	531,539	—	320,534	178,495	491,655	10,859	1,533,082

John H. Goss	2022	507,231	—	578,453	—	71,146	16,546	1,173,376

President, Sally Beauty Supply	2021	441,289	—	262,529	146,197	402,029	18,424	1,270,468

Mark G. Spinks	2022	470,692	—	589,050	—	65,929	21,128	1,146,799

President, Beauty Systems Group	2021	459,000	—	366,327	203,998	430,542	21,669	1,481,536

	2020	427,223	192,780	395,970	203,996	—	12,493	1,232,462

Mary Beth Edwards	2022	450,962	—	479,940	—	58,653	16,660	1,006,215

Senior Vice President, Chief Information Officer and Chief Transformation Officer
Former NEO

Pamela K. Kohn	2022	439,638	—	785,433	—	56,959	364,458	1,646,488

Senior Vice President, Chief Merchandising	2021	600,000	—	488,455	271,997	562,800	30,482	1,953,734

Officer	2020	551,538	500,623	827,968	271,998	—	184,987	2,337,114

(1)	Reflects principal positions held as of September 30, 2022. Ms. Kohn resigned from her position as Senior Vice President, Chief Merchandising Officer effective May 31, 2022.

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(2)

Reflects the grant date fair value of the stock awards (RSUs and PSUs), determined in accordance with ASC 718. The fair value of FY22 RSU and FY22-24 Y1AOIM PSU awards is calculated using the closing price for shares of our Common Stock on the date of grant (November 3, 2021). The fair value of FY21-23 Y2AOI PSU awards is calculated using the closing price for shares of our Common Stock on the date the Committee approved the performance objectives of the award (November 3, 2021). The fair value for FY22-24 rTSR PSU awards is based on the Monte Carlo valuation as of the grant date. The assumptions used in the Monte Carlo valuation of the FY22-24 rTSR PSU awards are included in Note 6 to our audited financial statements for the fiscal year ended September 30, 2022, included in our Form 10-K filed with the SEC on November 17, 2022. For PSUs, the grant date fair value is calculated using the target number of PSUs awarded to each NEO, which was the assumed probable outcome as of the grant date. Assuming, instead, that the highest level of performance conditions would be achieved, the grant date fair values would have been as follows:

Name	2022 PSUs ($)(a)	2021 PSUs ($)(b)	2020 PSUs ($)

NEOs

Denise A. Paulonis	3,564,846	—	—

Marlo M. Cormier	736,536	294,581	—

John H. Goss	556,920	241,284	—

Mark G. Spinks	578,114	336,657	395,970

Mary Beth Edwards	459,909	—	—

Former NEO

Pamela K. Kohn	770,884	448,925	527,972

(a)	Includes the FY22-24 rTSR, FY22-24 Y1AOIM and FY21-23 Y2AOI PSU awards.

(b)	Includes the FY21-23 rTSR and FY21-23 Y1AOI PSU awards.

(3)

The PSUs granted in FY22 are comprised of PSUs with one, three-year performance period with goals related to rTSR (referred to herein as the FY22-24 rTSR PSUs) and PSUs with three, one-year performance periods with goals related to AOIM (referred to herein as the FY22-24 Y1AOIM PSUs, FY22-24 Y2AOIM PSUs and FY22-24 Y3AOIM PSUs), in each case with the number of shares earned paid out at the end of the three-year performance period on November 15, 2024. The adjusted operating income margin goals for the FY22-24 Y2AOIM PSUs and FY22-24 Y3AOIM PSUs were not established on the date of grant and, as a result, for accounting purposes, are not considered granted until the respective performance goals are established. Accordingly, the grant date fair value of the FY22-24 rTSR PSUs and FY22-24 Y1AOIM PSUs are reported in the Stock Awards column for 2022, but the grant date fair value of the FY22-24 Y2AOIM PSUs and FY22-24 Y3AOIM PSUs will not be reported in the Stock Awards column until 2023 and 2024, respectively.

(4)

The PSUs granted in FY21 are comprised of PSUs with one, three-year performance period with goals related to rTSR (referred to herein as the FY21-23 rTSR PSUs) and PSUs with three, one-year performance periods with goals related to AOI (referred to herein as the FY21-23 Y1AOI PSUs, FY21-23 Y2AOI PSUs and FY21-23 Y3AOI PSUs), in each case with the number of shares earned paid out at the end of the three-year performance period on November 15, 2023. The adjusted operating income goals for the FY21-23 Y2AOI PSUs and FY21-23 Y3AOI PSUs were not established on the date of grant and, as a result, for accounting purposes, are not considered granted until the respective performance goals are established. Accordingly, the grant date fair value of the FY21-23 rTSR PSUs and FY21-23 Y1AOI PSUs were reported in the Stock Awards column for 2021, and the grant date fair value of the FY21-23 Y2AOI PSUs are reported in the Stock Awards column for 2022. The grant date fair value of the FY21-23 Y3AOI PSUs will not be reported in the Stock Awards column until 2023.

(5)

Reflects the grant date fair value of the option awards, determined in accordance with ASC 718. The assumptions used in the calculation of the grant date fair values of the option awards are included in Note 6 to our audited financial statements for the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, included in our Form 10-K filed with the SEC on November 17, 2022, November 22, 2021, and November 24, 2020, respectively.

(6)

The amounts reported reflect AIP awards earned for the respective fiscal year. For information regarding the AIP, please see “Compensation Discussion and Analysis — FY22 Executive Compensation Program — Annual Incentive” of this Proxy Statement.

  2022 Proxy Statement

(7)	Amounts reported as “All Other Compensation” for FY22 include the following:

Name	Company Matching Contributions to 401(k) ($)	Life Insurance Premiums ($)	Relocation Expenses ($)	Tax Gross-Up ($)		Other ($)		Total ($)

NEOs

Denise A. Paulonis	—	2,377	112,278	77,397	(a)	626	(b)	192,678

Marlo M. Cormier	18,615	3,630	—	—		—		22,245

John H. Goss	12,258	4,288	—	—		—		16,546

Mark G. Spinks	12,200	8,928	—	—		—		21,128

Mary Beth Edwards	11,238	5,422	—	—		—		16,660

Former NEO

Pamela K. Kohn	11,124	5,180	—	9,534	(c)	338,620	(d)	364,458

(a)	Represents the tax gross-up for relocation expenses for Ms. Paulonis, which is provided pursuant to the terms of our relocation policy.

(b)	Reflects payment to Ms. Paulonis to reimburse COBRA coverage during the beginning of her employment with the Company.

(c)	Represents the tax gross-up for COBRA coverage for Ms. Kohn.

(d)

Reflects payments and benefits paid to Ms. Kohn in FY22 pursuant to her separation agreement. Ms. Kohn received $29,619.60 for COBRA coverage and three monthly severance payments of $103,000 for a total of $309,000 (three of six payments for a total payment of the gross amount of $618,000). Ms. Kohn’s remaining three severance payments are subject to her continued compliance with the non-competition covenant included in her separation agreement that applies for one year following separation from employment and, therefore, are not accrued for purposes of disclosure in this proxy statement. See “Potential Payments Upon Termination or Change in Control” of this Proxy Statement for more details.

(8)

Reflects Ms. Paulonis’ cash sign-on bonus (50% of which was subject to repayment if Ms. Paulonis resigned or if the Company terminated her employment for cause within her first year of employment with the Company).

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GRANTS OF PLAN-BASED AWARDS FOR FY22

The following table contains information regarding plan-based awards provided during FY22 to the NEOs:

		AIP			PSUs			RSUs	Options
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Possible Payouts Under Equity Incentive Plan Awards (3)			All Other Stock Awards: Number of Shares of Stock or Units (#)(4)	All Other Option Awards: Number of Securities Underlying Options (#)(5)	Exercise or Base Price of Option Awards ($/Sh)(6)	Grant Date Fair Value of Stock and Option Awards ($)(7)
Name	Grant Date (1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

NEOs

Denise A. Paulonis		412,500	1,650,000	3,135,000

FY22-24 rTSR	11/03/21				15,265	61,063	122,126				1,428,264

FY22-24 Y1AOIM	11/03/21				5,088	20,354	40,708				354,160

	11/03/21							122,126			2,124,992

	10/01/21							84,844			1,449,984

	10/01/21								125,343	17.09	999,999

Marlo M. Cormier		102,771	411,082	781,056

FY22-24 rTSR	11/03/21				2,873	11,494	22,988				268,845

FY22-24 Y1AOIM	11/03/21				957	3,831	7,662				66,659

	11/03/21							22,988			399,991

FY21-23 Y2AOI	11/03/21				470	1,883	3,766				32,764

John H. Goss		88,932	355,728	675,883

FY22-24 rTSR	11/03/21				2,155	8,620	17,240				201,622

FY22-24 Y1AOIM	11/03/21				718	2,873	5,746				49,990

	11/03/21							17,241			299,993

FY21-23 Y2AOI	11/03/21				385	1,543	3,086				26,848

Mark G. Spinks		82,412	329,646	626,327

FY22-24 rTSR	11/03/21				2,155	8,620	17,240				201,622

FY22-24 Y1AOIM	11/03/21				718	2,873	5,746				49,990

	11/03/21							17,241			299,993

FY21-23 Y2AOI	11/03/21				538	2,152	4,304				37,445

Mary Beth Edwards		73,317	293,266	557,205

FY22-24 rTSR	11/03/21				1,795	7,183	14,366				168,010

FY22-24 Y1AOIM	11/03/21				598	2,394	4,788				41,656

	11/03/21							14,367			249,986

FY21-23 Y2AOI	11/03/21				291	1,166	2,332				20,288

Former NEO

Pamela K. Kohn		107,348	429,390	815,841

FY22-24 rTSR	11/03/21				2,873	11,494	22,988				268,845

FY22-24 Y1AOIM	11/03/21				957	3,831	7,662				66,659

	11/03/21							22,988			399,991

FY21-23 Y2AOI	11/03/21				717	2,870	5,740				49,938

(1)

As described in footnotes 3 and 4 in the “Summary Compensation Table” of this Proxy Statement, the FY21-23 Y2AOI PSUs were granted during FY21 on January 27, 2021, but the Committee established the applicable performance metrics for such awards during FY22 on November 3, 2021.

  2022 Proxy Statement

(2)

Reflects potential cash award payouts under the AIP. Thresholds are based on financial measures only (no threshold for Strategic Initiatives). See “Compensation Discussion and Analysis — FY22 Executive Compensation Program — Annual Incentive” of this Proxy Statement for more details. FY22 AIP payouts are shown in the “Summary Compensation Table” of this Proxy Statement under “Non-Equity Incentive Plan Compensation”.

(3)

Reflects potential payouts of PSUs granted on November 3, 2021 and January 27, 2021, in each case under the 2019 Omnibus Incentive Plan. See “Compensation Discussion and Analysis — FY22 Executive Compensation Program — Long-Term Incentives” and footnotes 3 and 4 in the “Summary Compensation Table” of this Proxy Statement for more details.

(4)

Reflects RSUs granted on November 3, 2021 and new hire equity award of RSUs granted to Ms. Paulonis on October 1, 2021, in each case under the 2019 Omnibus Plan. The restrictions upon these awards lapse ratably over three years. See “Compensation Discussion and Analysis — FY22 Executive Compensation Program — Long-Term Incentives” of this Proxy Statement for more details.

(5)	Reflects new hire equity award of options granted to Ms. Paulonis on October 1, 2021 under the 2019 Omnibus Plan. These options vest ratably over three years.

(6)	The exercise price of options is equal to the closing price for shares of our Common Stock on the grant date.

(7)

Reflects a grant date fair value of $7.9781 per option granted on October 1, 2021 as a new hire award to Ms. Paulonis, $17.09 per RSU granted on October 1, 2021 as a new hire award to Ms. Paulonis, $17.40 per RSU granted on November 3, 2021, $23.39 per rTSR PSU granted on November 3, 2021, $17.40 per Y1AOIM PSU granted on November 3, 2021, and $17.40 per Y2AOI PSU granted on January 27, 2021 (performance goals established on November 3, 2021).

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OUTSTANDING EQUITY AWARDS AT 2022 FISCAL YEAR-END

The following table contains information about outstanding option and stock awards held by the NEOs on September 30, 2022:

		Option Awards				Stock Awards
						RSUs / RSAs		PSUs
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
NEOs

Denise A. Paulonis

FY22-24 rTSR	11/03/21							61,063	769,394

	11/03/21					122,126	1,538,788

	10/01/21	—	125,343	17.09	10/01/31	84,844	1,069,034

Marlo M. Cormier

FY22-24 rTSR	11/03/21							11,494	144,824

	11/03/21					22,988	289,649

FY21-23 rTSR	01/27/21							5,650	71,190

FY21-23 Y1AOI	01/27/21							2,498	31,475

	11/23/20	3,915	7,832	11.78	11/23/30	3,268	41,177

	11/04/20	10,341	20,683	9.09	11/04/30	8,471	106,735

	04/09/20					7,542	95,029

John H. Goss

FY22-24 rTSR	11/03/21							8,620	108,612

	11/03/21					17,241	217,237

FY21-23 rTSR	01/27/21							4,628	58,313

FY21-23 Y1AOI	01/27/21							2,046	25,780

	11/23/20	—	7,608	11.78	11/23/30	3,175	40,005

	11/04/20	—	15,364	9.09	11/04/30	6,292	79,279

	11/05/19	—	5,002	16.65	11/05/29	1,652	20,815

	11/01/18	14,505	—	18.14	11/01/28

	11/01/17	17,516	—	17.42	11/01/27

	11/01/16	26,345	—	25.53	11/01/26

Mark G. Spinks

FY22-24 rTSR	11/03/21							8,620	108,612

	11/03/21					17,241	217,237

FY21-23 rTSR	01/27/21							6,457	81,358

FY21-23 Y1AOI	01/27/21							2,855	35,973

	11/04/20	17,728	35,456	9.09	11/04/30	14,522	182,977

	11/05/19	24,008	12,005	16.65	11/05/29	3,964	49,946

	11/01/18	34,812	—	18.14	11/01/28

	11/01/17	42,040	—	17.42	11/01/27

	11/01/16	57,959	—	25.53	11/01/26

	10/28/15	53,151	—	23.45	10/28/25

	10/29/14	34,204	—	29.20	10/29/24

	10/30/13	17,700	—	26.30	10/30/23

	10/29/12	14,328	—	23.49	10/29/22

Mary Beth Edwards

FY22-24 rTSR	11/03/21							7,183	90,506

	11/03/21					14,367	181,024

FY21-23 rTSR	01/27/21							3,498	44,075

FY21-23 Y1AOI	01/27/21							1,547	19,492

	11/23/20	559	1,119	11.78	11/23/30	467	5,884

	11/04/20	8,864	17,728	9.09	11/04/30	7,261	91,489

	11/05/19	9,003	4,502	16.65	11/05/29	1,487	18,736

Former NEO

Pamela K. Kohn (5)	—	—	—	—	—	—	—	—	—

  2022 Proxy Statement

(1)	The unvested options vest as follows:

	Grant Date	Vest Date
Name		10/01/22	11/15/22	11/23/22	10/01/23	11/15/23	11/23/23	10/01/24	Total

Denise A. Paulonis	10/01/21	41,781			41,781			41,781	125,343

Marlo M. Cormier	11/23/20			3,916			3,916		7,832

	11/04/20		10,341			10,342			20,683

John H. Goss	11/23/20			3,804			3,804		7,608

	11/04/20		7,682			7,682			15,364

	11/05/19		5,002						5,002

Mark G. Spinks	11/04/20		17,728			17,728			35,456

	11/05/19		12,005						12,005

Mary Beth Edwards	11/23/20			559			560		1,119

	11/04/20		8,864			8,864			17,728

	11/05/19		4,502						4,502

(2)	The unvested RSUs / RSAs vest as follows:

	Grant Date	Vest Date
Name		10/01/22	11/15/22	11/23/22	04/09/23	10/01/23	11/15/23	11/23/23	10/01/24	11/15/24	Total

Denise A. Paulonis	11/03/21		40,708				40,709			40,709	122,126

	10/01/21	28,281				28,281			28,282		84,844

Marlo M. Cormier	11/03/21		7,662				7,663			7,663	22,988

	11/23/20			1,634				1,634			3,268

	11/04/20		4,235				4,236				8,471

	04/09/20				7,542						7,542

John H. Goss	11/03/21		5,747				5,747			5,747	17,241

	11/23/20			1,587				1,588			3,175

	11/04/20		3,146				3,146				6,292

	11/05/19		1,652								1,652

Mark G. Spinks	11/03/21		5,747				5,747			5,747	17,241

	11/04/20		7,261				7,261				14,522

	11/05/19		3,964								3,964

Mary Beth Edwards	11/03/21		4,789				4,789			4,789	14,367

	11/23/20			233				234			467

	11/04/20		3,630				3,631				7,261

	11/05/19		1,487								1,487

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(3)

The potential payout dates for the unearned PSUs are as follows (shown at target except as otherwise noted below). The FY20-22 PSUs, FY21-23 Y2AOI PSUs, and FY22-24 Y1AOIM PSUs are not included in this table because they were not earned and were cancelled without payout following the conclusion of the applicable performance period on September 30, 2022. See “Compensation Discussion and Analysis – FY22 Executive Compensation Program – Long-Term Incentives” of this Proxy Statement for more details. The FY21-23 Y3AOI PSUs, FY22-24 Y2AOIM PSUs, and FY22-24 Y3AOIM PSUs are not included in this table because the performance goals for such awards were not established on the date of grant and, as a result, are not considered granted until the respective performance goals are established.

	Grant Date	Performance Period	Potential Payout Date		Total
Name			11/15/23	11/15/24

Denise A. Paulonis

FY22-24 rTSR	11/03/21	FY22-24		61,063	61,063

Marlo M. Cormier

FY22-24 rTSR	11/03/21	FY22-24		11,494	11,494

FY21-23 rTSR	01/27/21	FY21-23	5,650		5,650

FY21-23 Y1AOI (a)	01/27/21	FY21	2,498		2,498

John H. Goss

FY22-24 rTSR	11/03/21	FY22-24		8,620	8,620

FY21-23 rTSR	01/27/21	FY21-23	4,628		4,628

FY21-23 Y1AOI (a)	01/27/21	FY21	2,046		2,046

Mark G. Spinks

FY22-24 rTSR	11/03/21	FY22-24		8,620	8,620

FY21-23 rTSR	01/27/21	FY21-23	6,457		6,457

FY21-23 Y1AOI (a)	01/27/21	FY21	2,855		2,855

Mary Beth Edwards

FY22-24 rTSR	11/03/21	FY22-24		7,183	7,183

FY21-23 rTSR	01/27/21	FY21-23	3,498		3,498

FY21-23 Y1AOI (a)	01/27/21	FY21	1,547		1,547

(a)

The FY21-23 Y1AOI PSUs are included in this table as the amount earned (132.7%), which will vest on November 15, 2023, subject to continued employment. See last year’s Proxy Statement for more details.

(4)	Value based on the closing price for shares of our Common Stock on September 30, 2022 of $12.60.

(5)	Ms. Kohn forfeited her outstanding equity awards in connection with her separation on May 31, 2022.

  2022 Proxy Statement

OPTION EXERCISES AND STOCK VESTED IN FY22

The following table contains information about options exercised, stock vested and the value realized by the NEOs during FY22:

	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)		Value Realized On Vesting ($)

NEOs

Denise A. Paulonis	—	—	15,401	(2)	313,256

Marlo M. Cormier	—	—	13,410		238,904

John H. Goss	21,489	100,369	6,384		131,612

Mark G. Spinks	—	—	11,224		228,296

Mary Beth Edwards	—	—	5,349		109,057

Former NEO

Pamela K. Kohn	23,637	105,193	21,708		419,626

(1)

Value realized on vesting for RSUs / RSAs is equal to the closing price for shares of our Common Stock on the date of vesting multiplied by the number of shares acquired upon vesting. The “Number of Shares Acquired on Vesting” and the “Value Realized on Vesting” include shares that were withheld for taxes at the time of vesting.

(2)	These RSUs were granted to Ms. Paulonis in FY21 pursuant to the Company’s Independent Director Compensation Policy.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The following table summarizes the estimated value of the payments and benefits that each of our NEOs would receive upon termination of employment under various circumstances or a change in control. The amounts shown assume that the triggering event (termination of employment or a change in control) occurred on September 30, 2022. Ms. Kohn is not included in the table because she resigned effective May 31, 2022. A description of Ms. Kohn’s separation agreement may be found below.

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The amounts presented in the following table do not reflect amounts the NEO earned or accrued prior to the triggering event, such as previously vested equity awards. For information about these previously earned and accrued amounts, see the “Summary Compensation Table”, “Outstanding Equity Awards at 2022 Fiscal Year-End” table and “Option Exercises and Stock Vested in FY22” table of this Proxy Statement.

Name and Potential Payment Type	For Cause or Voluntary Resignation ($)	Death or Disability ($)	Retirement ($)(1)	Change in Control ($)(2)(8)	Change in Control with Qualified Termination ($)(2)(3)(9)

Denise A. Paulonis

FY22 Bonus (4)	—	330,000	—	—	330,000

Severance (5)	—	—	—	—	2,845,700

Equity Awards (6)	—	1,125,726	—	—	3,377,216

Health and Welfare Benefits (7)	—	—	—	—	14,743
Total	—	1,455,726	—	—	6,567,659

Marlo M. Cormier

FY22 Bonus (4)	—	82,216	—	—	82,216

Severance (5)	—	—	—	—	1,837,223

Equity Awards (6)	—	432,236	—	—	859,098

Health and Welfare Benefits (7)	—	—	—	—	39,214

Total	—	514,452	—	—	2,817,751

John H. Goss

FY22 Bonus (4)	—	71,146	—	—	71,146

Severance (5)	—	—	—	—	1,377,651

Equity Awards (6)	—	283,805	—	—	672,628

Health and Welfare Benefits (7)	—	—	—	—	31,699

Total	—	354,951	—	—	2,153,124

Mark G. Spinks

FY22 Bonus (4)	—	65,929	65,929	—	65,929

Severance (5)	—	—	—	—	1,353,843

Equity Awards (6)	—	402,487	701,026	—	950,381

Health and Welfare Benefits (7)	—	—	—	—	32,105

Total	—	468,416	766,955	—	2,402,258

Mary Beth Edwards

FY22 Bonus (4)	—	58,653	—	—	58,653

Severance (5)	—	—	—	—	1,242,799

Equity Awards (6)	—	238,365	—	—	570,532

Health and Welfare Benefits (7)	—	—	—	—	31,699

Total	—	297,018	—	—	1,903,683

(1)	Only Mr. Spinks was eligible for retirement as of September 30, 2022.

  2022 Proxy Statement

(2)

For purposes of the severance agreements, a “change in control” generally includes: (i) the acquisition by any person of 20% or more of the voting power of our outstanding Common Stock; (ii) a change in the majority of the incumbent Board of Directors; (iii) certain reorganizations, mergers or consolidations of us involving a change of ownership of 50% or more of our Common Stock or sales of substantially all of our assets; or (iv) stockholder approval of our complete liquidation or dissolution.

(3)

For purposes of this table, a qualified termination means termination without cause or a resignation for good reason within 24 months following a change in control. “Good reason” generally includes: (i) a material diminution in authority, duties or responsibilities of the executive or the supervisor to whom the executive reports; (ii) a material reduction in the executive’s base salary; (iii) a material reduction in the budget over which the executive retains authority; (iv) a relocation of the executive’s principal location by more than 20 miles; or (v) any other material breach of the severance agreement. “Cause” generally includes: (i) the executive’s uncured demonstrably willful and deliberate material breach of duties and responsibilities, which is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company; and (ii) the executive’s commission of a felony involving moral turpitude.

(4)	Reflects the current fiscal year AIP award payout, which was not yet paid as of September 30, 2022.

(5)

Reflects a severance payment of 1.99 times the NEO’s base salary as of the end of FY22 plus 1.99 times the average of the NEO’s AIP award payouts for the previous five fiscal years (excluding FY22), payable in a lump sum. Because she commenced employment in FY22, Ms. Paulonis’ FY22 bonus was used in lieu of the average of her AIP award payouts for the previous five fiscal years. Because she commenced employment in FY20, an annualized bonus was used for FY20 for Ms. Cormier.

(6)

Reflects the estimated value of unvested in-the-money options, PSUs and RSUs / RSAs based on the closing price per share of our Common Stock on September 30, 2022 of $12.60. For purposes of this calculation, unvested options having a value less than $12.60 have a value of $0. For PSUs, calculations are based on the following: (i) in the case of death, disability, or retirement, 100% of the target number of units for the FY22-24 rTSR PSUs, 0% of the target number of units for the FY22-24 Y1OIM PSUs, 100% of the target number of units for the FY21-23 rTSR PSUs, 132.7% of the target number of units for FY21-23 Y1AOI PSUs, 0% of the target number of units for FY21-23 Y2AOI PSUs, and 0% of the target number of units for the FY20-22 PSUs; and (ii) in the case of a change in control with qualified termination, the target number of units for the FY20-22 PSUs, 100% of the target number of FY22-24 rTSR PSUs, 0% of the target number of units for the FY22-24 Y1OIM PSUs, 100% of the target number of units for the FY21-23 rTSR PSUs, 132.7% of the target number of units for FY21-23 Y1AOI PSUs, and 0% of the target number of units for FY21-23 Y2AOI PSUs, per the terms of the award agreements. The impact of each scenario on outstanding options, PSUs and RSUs / RSAs is described in the following table:

Equity Award Type	For Cause or Voluntary Resignation	Death or Disability	Retirement (a)	Change in Control with Qualified Termination

Options	Forfeited	Accelerated Vesting (Next Tranche Only)	Continues to Vest up to 36 Months	Accelerated Vesting (All)

PSUs	Forfeited	In Progress, Prorated (Based on Actual Performance); Not in Progress, Forfeited	In Progress, Prorated (Based on Actual Performance); Not in Progress, Forfeited	Prior to FY21, Accelerated Vesting (All at Target) FY21 and After, rTSR PSUs (Accelerated Vesting All at Target) and All Other PSUs (In Progress, at Actual; Not in Progress, Forfeited)

RSUs / RSAs	Forfeited	Accelerated Vesting (Next Tranche Only)	Continues to Vest up to 36 Months	Accelerated Vesting (All)

(a)	Assuming the NEO agrees to restrictive covenants. If the NEO does not agree to restrictive covenants, then the NEO will forfeit his or her unvested equity awards.

(7)

Reflects the cost of continued health and welfare benefits for 24 months, based on (i) our portion of the projected cost of the benefits (the NEO pays the employee cost for such coverage) and (ii) the level of coverage selected by the NEO.

(8)

Assuming options, RSUs / RSAs and PSUs awarded pursuant to the 2010 and 2019 Omnibus Incentive Plans are assumed by the acquirer. If, instead, the options, RSUs / RSAs and PSUs were not assumed by the buyer, then such awards would be cancelled

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in in exchange for a cash payment (based upon the difference between the price per share offered in connection with the change in control and the exercise price, in the case of options). The estimated value of such awards is reflected in the “Change in Control with Qualified Termination” column of this table.

(9)

Pursuant to the terms of the severance agreements, any payments to the executive under such agreements will be reduced so that the present value of such payments plus any other “parachute payments” as determined under Section 280G of the Internal Revenue Code will not, in the aggregate, exceed 2.99 times the executive’s average taxable income from us over the five-year period ending prior to the year in which a change in control occurs. However, no such reduction will apply to payments that do not constitute “excess parachute payments” under Section 280G of the Internal Revenue Code.

SEPARATION AGREEMENT WITH MS. KOHN

In connection with her separation, the Company and Ms. Kohn entered into a separation agreement, pursuant to which Ms. Kohn received (or may receive), in exchange for her release of all potential claims against the Company and subject to her compliance with the covenants described below, the following benefits:

•	payment of the gross amount of $618,000 (6 monthly payments);

•	an amount equal to $29,619.60, which represents the Company’s cost of health insurance continuation under COBRA for a period of 12 months;

•	payment of a prorated annual bonus for fiscal year 2022 (based on actual performance); and

•	provision of 12 months of outplacement services.

The separation agreement contains covenants regarding confidential information and non-disparagement, as well as a non-competition covenant that applies for one year following Ms. Kohn’s separation from employment. Pursuant to the terms of her RSU and PSU award agreements, Ms. Kohn is also subject to an employee and customer non-solicitation covenant for one year following her separation from employment.

  2022 Proxy Statement

CEO PAY RATIO

The CEO pay ratio figures below are a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Exchange Act. Given the different methodologies that various public companies will use to determine an estimate of their pay ratio, the estimated ratio reported below should not be used as a basis for comparison between companies.

The employee we identified as the median employee in FY20 and FY21 is no longer employed by Sally Beauty Holdings, Inc. As a result, we identified a new median employee for FY22. Our median employee determination date was July 1, 2022, which was within the last three months of FY22, as required by the pay ratio rule. We determined that the Company and its consolidated subsidiaries had 28,317 employees as of July 1, 2022. To determine our median employee, we used W-2 “gross pay” as our consistently applied compensation measure. We then annualized gross pay for permanent employees who commenced work during FY22 and any employees who were on leave for a portion of FY22. Using this methodology, we identified the median employee and determined their annual total compensation using the same methodology we use for our NEOs as set forth in the Summary Compensation Table included in this Proxy Statement.

For FY22, the total annual compensation of our CEO was $8,363,154 and the median employee’s total annual compensation was $14,856. Accordingly, the ratio of CEO pay to median employee pay was 563:1.

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PROPOSAL 4 – RATIFICATION OF SELECTION OF AUDITORS
Based upon the recommendation of the Audit Committee, the Board of Directors has selected KPMG LLP, which we refer to as KPMG, to serve as our independent registered public accounting firm for the year ending September 30, 2023. Although we are not required to seek stockholder ratification of this appointment, the Audit Committee and the Board believe it to be a matter of good corporate governance to do so. Representatives of KPMG will be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and will be available to answer appropriate questions.
FEES PAID TO KPMG
The fees billed by KPMG with respect to the years ended September 30, 2022 and September 30, 2021 were as follows:
Year Ended        September 30,        2022
Year Ended   September 30,   2021
Audit Fees (1)
$3,202,545
$3,147,349
Audit-Related Fees (2)
$81,310
$21,208
Tax Fees (3)
$885,570
$964,515
All Other Fees
$1,780
$1,927
Total Fees (4)
$4,171,205
$4,134,999
(1) Aggregate fees billed for professional services for the audit of annual financial statements as well as accounting and reporting advisory services related to regulatory filings and acquisition activities.
(2) Audit-related fees primarily consist of fees for services related to certain agreed-upon procedures.
(3) Tax fees consist of fees for services related to the preparation of the U.S. and associated state and local income tax returns, foreign tax return preparation, transfer pricing assistance, tax audit assistance, state income tax planning, and other ad hoc federal, state, and international/foreign tax matter assistance.
(4) The Audit Committee pre-approved all fees.
The Audit Committee has reviewed the non-audit services provided by KPMG and determined that the provision of these services during fiscal 2022 is compatible with maintaining KPMG’s independence.
Pre-Approval Policy.    Our Audit Committee (or its designee, as described below) approved all audit and permissible non-audit fees during fiscal year 2022. The Audit Committee has the sole and direct authority to engage, appoint and replace our independent auditors. In addition, the Audit Committee has established an Audit and Non-Audit Services Pre-Approval Policy, whereby every engagement of KPMG to perform audit or permissible non-audit services on behalf of us or any of our subsidiaries requires pre-approval from the Audit Committee or its designee before KPMG is engaged to provide those services. Pursuant to that policy, we expect that on an annual basis, the Audit Committee will review and provide pre-approval for certain types of services that may be rendered by the independent auditors, together with a budget for the applicable fiscal year. The pre-approval policy also requires the pre-approval of any fees that are in excess of the amount budgeted by the Audit Committee. The pre-approval policy contains a provision delegating limited pre-approval authority to the Chair of the Audit Committee in instances when pre-approval is needed prior to a scheduled Audit Committee meeting. The Chair of the Audit Committee would be required to report on such pre-approvals at the next scheduled Audit Committee meeting. As a result, the Audit Committee or its designee has approved 100% of all services performed by KPMG on behalf of us or any of our subsidiaries subsequent to November 16, 2006, the date we became a public company.
If the stockholders do not ratify the selection of KPMG, the selection of independent auditors will be reconsidered by the Audit Committee of the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL 4.
SALLY BEAUTY HOLDINGS, INC. 2022 Proxy Statement

REPORT OF THE AUDIT COMMITTEE
The Audit Committee serves an independent oversight role by consulting with and providing guidance to management and the Company’s independent auditors on matters such as accounting, audits, compliance, controls, disclosure, finance and risk management. The Board of Directors has affirmatively determined that all Audit Committee members are “independent” (within the meaning of the applicable rules of the NYSE and the SEC) and financially literate. The Board of Directors has designated Robert R. McMaster, the Chair of the Audit Committee, Dorlisa K. Flur, James M. Head and John A. Miller as audit committee financial experts under the SEC’s guidelines.
The Audit Committee’s purposes and responsibilities are described in its charter, available on the corporate governance section of the Company’s website at http://investor.sallybeautyholdings.com and in print, without charge, upon written request to our Vice President of Investor Relations. They include (a) assisting the Board of Directors in its oversight of the integrity of the Company’s financial statements and financial reporting processes, overseeing compliance with legal and regulatory requirements, reviewing the independent auditors’ qualifications and independence (including auditor rotation), and reviewing the performance of the Company’s internal audit function; (b) deciding whether to appoint, retain or terminate the Company’s independent auditors and to pre-approve all audit, audit-related, tax and other services, if any, to be provided by the independent auditors; and (c) preparing this report. The Audit Committee members do not act as accountants or auditors for the Company. Management is responsible for the Company’s financial statements and the financial reporting process, including the implementation and maintenance of effective internal control over financial reporting. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.
The Audit Committee recognizes the importance of maintaining the independence of the Company’s independent auditor, both in fact and appearance. Consistent with its charter, the Audit Committee has evaluated the qualifications, performance, and independence of KPMG LLP, the Company’s independent auditors, including that of KPMG LLP’s lead audit partner. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent auditors. The Audit Committee has established in its charter a policy pursuant to which all services, audit and non-audit, provided by the independent auditor must be pre-approved by the Audit Committee or its designee. The Company’s pre-approval policy is more fully described in this Proxy Statement under the caption “Proposal 4 — Ratification of Selection of Auditors.” The Audit Committee has concluded that provision of the non-audit services described in that section is compatible with maintaining the independence of KPMG LLP. In this context, the Audit Committee has reviewed and discussed, with management and the independent auditors, the Company’s audited financial statements for the year ended September 30, 2022. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the Public Company Accounting Oversight Board, or PCAOB. In addition, the Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence from the Company and its management. The Audit Committee has considered whether the independent auditors’ provision of non-audit services to the Company is compatible with the auditors’ independence.
Following the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2022, for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee:
Robert R. McMaster (Chair)
Jeffrey Boyer
Dorlisa K. Flur
James M. Head
John A. Miller
Lawrence “Chip” Molloy (Chair Elect)
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DEADLINES AND PROCEDURES

FOR NOMINATIONS AND

STOCKHOLDER PROPOSALS

PROPOSALS FOR INCLUSION IN PROXY MATERIALS FOR OUR 2024 ANNUAL MEETING

Under SEC Rule 14a-8, if you intend to submit a stockholder proposal and request its inclusion in the proxy statement and form of proxy for our 2024 annual meeting, such submission must be in writing and received by our Corporate Secretary at our corporate headquarters no later than August 16, 2023. Submissions of stockholder proposals after this date will be considered untimely for inclusion in the proxy statement and form of proxy for our 2024 annual meeting.

OTHER PROPOSALS OR NOMINATIONS FOR THE 2024 ANNUAL MEETING

Our By-Laws require that any stockholder proposal or director nomination that is not submitted for inclusion in next year’s proxy statement under SEC Rule 14a-8, but is instead sought to be presented directly at the 2024 annual meeting, must be received at our principal executive offices not less than 90 days and not more than 120 days prior to the first anniversary of the 2023 annual meeting. As a result, proposals and director nominations submitted pursuant to these provisions of our By-Laws must be received no earlier than September 28, 2023, and no later than the close of business on October 22, 2023, and must otherwise comply with the requirements of our By-Laws. Any stockholder submissions should be sent to us by certified mail, return receipt requested, addressed to: Corporate Secretary, Sally Beauty Holdings, Inc., 3001 Colorado Boulevard, Denton, Texas 76210, United States of America.

A copy of our By-Laws may be obtained on the governance section of our Website at http://investor.sallybeautyholdings.com, or by written request to the Corporate Secretary, Sally Beauty Holdings, Inc., 3001 Colorado Boulevard, Denton, Texas 76210, United States of America.

  2022 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE

ANNUAL MEETING AND VOTING

1.	Q: What is a proxy?

A: A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. We have designated Marlo M. Cormier, our Chief Financial Officer, and John Henrich, our General Counsel, to act as proxy holders at the annual meeting as to all shares for which proxies are returned or voting instructions are provided by internet or telephonic voting.

2.	Q: What is a proxy statement?

A: A proxy statement is a document that SEC regulations require us to give you when we ask you to sign a proxy card designating the proxy holders described above to vote on your behalf.

3.	Q: What is the difference between a stockholder of record and a stockholder who holds stock in street name, also called a “beneficial owner?”

A: If your shares are registered in your name at Computershare Trust Company, N.A., you are a stockholder of record.

If your shares are registered at Computershare Trust Company, N.A. in the name of a broker, bank, trustee, nominee, or other similar holder of record, your shares are held in street name and you are the beneficial owner of the shares.

4.	Q: What is the record date and what does it mean? Who can vote at the annual meeting?

A: The record date for our annual meeting is November 28, 2022. The record date is established by our Board of Directors as required by Delaware law. Only stockholders of record at the close of business on the record date are entitled to receive notice of the annual meeting and to vote their shares at the meeting and any adjournment or postponements of the meeting on the items of business described in this Proxy Statement. As of the record date there were 107,042,649 shares of our Common Stock outstanding. Each stockholder will be entitled to one vote in person or by proxy for each share of Common Stock held.

5.	Q: What different methods can I use to vote?

A: It depends on how your shares are held.

Stockholders of Record. If your shares are registered in your own name, you may vote by proxy or by attending the annual meeting. To vote by proxy, you may select one of the following options:

•	By Written Proxy — You may vote by mailing the written proxy card.

• By Telephone or Internet Proxy — You may also vote by telephone from the U.S. using the toll-free telephone number on the proxy card, or by the Internet, using the procedures and instructions described on the proxy card and other enclosures. The telephone and Internet voting procedures, including the use of control numbers, are designed to authenticate our stockholders’ identities, to allow our stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

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Street Name Holders.    If your shares are held in the name of a bank, broker or other similar holder of record, check your proxy card or the information provided to you by such holder of record to determine which electronic voting options are available until 1:00 a.m., local time, on January 26, 2023. Please follow their instructions carefully. As a beneficial holder, you are also invited to attend the annual meeting, which will be held virtually. However, since you are not the stockholder of record, you may not vote your shares or ask questions at the annual meeting unless you obtain a signed legal proxy from your bank, broker or other similar holder of record giving you the right to vote the shares and send it to the tabulation agent, Computershare, to obtain a control number to enter the meeting as a validated stockholder.

6.	Q: What constitutes a quorum for the annual meeting?

A: A quorum for the transaction of business will be present if the holders of a majority of our Common Stock issued and outstanding and entitled to cast votes at the annual meeting are present, in person or by proxy, at the annual meeting. Your shares are counted as present if you attend the annual meeting or if you properly return a proxy over the Internet, by telephone or by mail. Abstentions and broker non-votes will be counted as “present” for purposes of establishing a quorum at the annual meeting. If a quorum is not present at the annual meeting, the annual meeting may be adjourned from time to time until a quorum is present.

7.	Q: How are abstentions and broker non-votes counted?

A: Votes will be counted and certified by an independent inspector of elections. Abstentions and broker non-votes (as defined below) will be counted for purposes of establishing a quorum but will not affect the outcome of the vote on any proposal. If you hold shares through an account with a bank, broker or other similar holder of record, the voting of the shares by the bank, broker or other similar holder of record when you do not provide voting instructions is governed by the rules of the New York Stock Exchange (“NYSE”). These rules allow banks, brokers and other similar holders of record to vote shares in their discretion on “routine” matters for which their customers do not provide voting instructions. On matters considered “non-routine,” banks, brokers and other similar holders of record may not vote shares (referred to as “broker non-votes”) without your instruction.

8.	Q: What proposals are we voting on at this meeting? What are the voting recommendations of the Board and what vote is required to approve the proposals?

A:

The Proposals That You are Being Asked to Vote on at the Annual Meeting	Our Board’s Voting Recommendations	Vote Required to Approve each Nominee
Proposal 1: Election of Nine Directors to Serve for One-Year Terms	FOR EACH NOMINEE	Affirmative Vote of a Majority of Votes Cast by Stockholders

Vote Required to Approve Proposal 2
Proposal 2: Advisory Approval of the Compensation of our NEOs	FOR	Affirmative Vote of a Majority of Votes Cast by Stockholders

Vote Required to Approve Proposal 3
Proposal 3: Advisory Vote on Frequency of Advisory Approvals of the Compensation of our NEOs	FOR “1 Year”	Affirmative Vote of Plurality of Votes Cast for One of Three Options

Vote Required to Approve Proposal 4
Proposal 4: Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal 2023	FOR	Affirmative Vote of a Majority of Votes Cast by Stockholders

  2022 Proxy Statement

A “majority of the votes cast” means the number of “For” votes exceeds the number of “Against” votes. If a nominee who currently is serving as a director does not receive the required vote for re-election, Delaware law provides that such director will continue to serve on the Board as a “holdover” director. However, pursuant to the Company’s Governance Guidelines, each holdover director must tender, or has already tendered, an irrevocable resignation that would be effective upon the Board’s acceptance of such resignation. In that situation, the Company’s Nominating, Governance and Corporate Responsibility Committee would consider the resignation and make a recommendation to the Board about whether to accept or reject such resignation and publicly disclose its decision and the rationale behind it within 90 days following certification of the stockholder vote.

Proposals 1, 2 and 3 are considered non-routine, and therefore banks, brokers and other similar holders of record cannot vote shares on the proposals without your instructions. Thus, abstentions (withheld votes) and broker non-votes will have no effect in determining whether the proposals have been approved.

Proposal 4 is considered a routine matter. Thus, banks, brokers and other similar holders of record may vote shares on this proposal without your instructions. As such, there will be no broker non-votes with respect to this proposal.

Votes cast by proxy or in person at the meeting will be tabulated by the Inspector of Election from Computershare Trust Company, N.A

9.	Q: Could other matters be voted on at the meeting?

A: We do not know of any other business that will be presented at the 2023 annual meeting. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, such matters shall be decided by a majority of the votes cast at the annual meeting, unless otherwise provided in our Third Restated Certificate of Incorporation (“Certificate of Incorporation”), Amended and Restated By-Laws (“By-Laws”), the Delaware General Corporation Law or the rules and regulations of the New York Stock Exchange. None of the members of our Board have informed us in writing that they intend to oppose any action intended to be taken by us.

10.	Q: What happens if a stockholder does not specify a choice for a matter when returning a signed proxy?

A: If the enclosed form of proxy card is signed and returned, it will be voted as specified in the proxy, or, if no vote is specified, it will be voted “FOR” all nominees presented in Proposal 1, “FOR” the proposal set forth in Proposal 2, “FOR” the option “1 Year” in Proposal 3 and “FOR” the proposal set forth in Proposal 4.

11.	Q: Can I revoke my proxy?

A: At any time before the annual meeting, you may revoke your proxy by timely delivery of written notice to our Corporate Secretary, by timely delivery of a properly executed, later-dated proxy (including an Internet or telephone vote), or by voting online at the virtual annual meeting.

12.	Q: How can I attend the annual meeting?

A: Our annual meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the annual meeting only if you were a stockholder of the Company as of the close of business on the record date, or if you hold a valid proxy for the annual meeting. No physical meeting will be held.

Registered stockholders will be able to attend the annual meeting online and submit your questions during the meeting by visiting meetnow.global/MRAZFNL and following the instructions on your Notice, proxy card, or on the instructions that accompanied your proxy materials. You also will be able to vote your shares online by attending the annual meeting by webcast.

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To participate in the annual meeting, you will need to enter the 15-digit control number included on your Notice, on your proxy card.

If you hold your shares beneficially through an intermediary, such as a bank or broker, and you intend to vote or ask questions, you must register in advance by following the instructions outlined in Question 13 below.

A control number will not be required to participate in the meeting as a guest. However, please note that guests will not have the ability to vote or ask questions during the meeting.

The online meeting will begin promptly at 9:00 a.m., local time (Central). We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

13.	Q: How do I register to attend the annual meeting virtually on the Internet?

A: If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the annual meeting virtually on the Internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares beneficially through an intermediary, such as a bank or broker, you must register in advance to attend the annual meeting virtually on the Internet.

To register to attend the annual meeting online by webcast you must submit proof of your proxy power in the form of a legal proxy from your broker reflecting your Sally Beauty Holdings, Inc. holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on January 23, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker with your legal proxy information attached or send a separate email with your legal proxy information attached to legalproxy@computershare.com

By mail:

Computershare

Sally Beauty Holdings Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Upon receipt of your confirmation of registration to participate in the meeting from Computershare, go to meetnow.global/MRAZFNL to log into the meeting.

14.	Q: What if I have trouble accessing the annual meeting virtually?

A: The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416.

15.	Q: Who pays the cost of this proxy solicitation?

A: The proxy accompanying this Proxy Statement is being solicited by our Board of Directors. We will bear the entire cost of this solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional information furnished to our stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of the Company, in person or by telephone. No additional compensation will be paid to our directors, executive officers, or other employees for

  2022 Proxy Statement

these services. We will also request banks, brokers, and other stockholders of record to forward proxy materials, at our expense, to the beneficial owners of our Common Stock. We have retained Alliance Advisors, LLC to assist us with the solicitation of proxies for an estimated fee of approximately $8,500, plus normal expenses not expected to exceed $5,000.

16.	Q: What is “householding” and how does it affect me as a stockholder?

A: To reduce the expenses of delivering duplicate proxy materials, we may take advantage of the SEC’s “householding” rules that permit us to deliver only one set of proxy materials to stockholders who share an address, unless otherwise requested. If you share an address with another stockholder and have received only one set of proxy materials, you may request a separate copy of these materials at no cost to you by calling our Investor Relations department at (940) 898-7500, by email at investorrelations@sallybeautyholdings.com, or by written request to the Corporate Secretary, Sally Beauty Holdings, Inc., 3001 Colorado Boulevard, Denton, Texas 76210. For future annual meetings, you may request separate voting materials, or request that we send only one set of proxy materials to you if you are receiving multiple copies, by calling or writing to us at the phone number and address given above.

Stockholders of Record:    If you vote on the Internet at www.envisionreports.com/SBH, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners:    If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your bank or other holder of record regarding the availability of this service.

17.	Q: How will stockholders know the outcome of the proposals considered at the annual meeting?

A: We will announce preliminary results at the annual meeting. We will report final results at http://investor.sallybeautyholdings.com and in a filing with the SEC on Form 8-K.

OTHER MATTERS

The Board of Directors knows of no other matters to be acted upon at the annual meeting, but if any matters properly come before the meeting that are not specifically set forth on the proxy card and in this Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments.

By Order of the Board of Directors,

John Henrich Corporate Secretary
December 14, 2022

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APPENDIX 1

SALLY BEAUTY HOLDINGS, INC. AND SUBSIDIARIES

NON-GAAP FINANCIAL NUMBERS RECONCILIATION

(In Millions - Unaudited)

	FY19	FY20	FY21	FY22

Operating Income (as Reported GAAP)	$458.5	$258.8	$418.4	$337.6

Restructuring Charges	($0.7)	$14.0	$6.1	$45.9

COVID-19		$21.6	$36.6	$6.2

Loss on Debt Extinguishment and Other				$1.5

Adjusted Operating Income (non-GAAP)	$458	$294	$461.1	$391.3

	FY19	FY20	FY21	FY22

Net Sales (as Reported GAAP)	$3,876.4	$3,514.3	$3,875.0	$3,815.6

Operating Income Margin (as Reported GAAP)	11.8%	7.4%	10.8%	8.8%

Adjusted Operating Income Margin (non-GAAP)	11.8%	8.4%	11.9%	10.3%

	FY19	FY20	FY21	FY22

Diluted EPS (as Reported GAAP)	$2.26	$0.99	$2.10	$1.66

Restructuring Charges	($0.00)	$0.09	$0.05	$0.33

COVID-19		$0.14	$0.25	$0.04

Loss on Debt Extinguishment and Other				$0.13

Adjusted Diluted EPS (non-GAAP)	$2.26	$1.22	$2.40	$2.16

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SALLY BEAUTY HOLDINGS, INC. VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/SBH** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all nominees listed in Proposal 1, FOR Proposal 2, for every 1 YEAR on Proposal 3 and FOR Proposal 4.

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1. Election of Directors

Nominee	For	Against	Abstain	Nominee	For	Against	Abstain	Nominee	For	Against	Abstain
01 - Rachel R. Bishop Ph. D.	☐	☐	☐	02 - Jeffrey Boyer	☐	☐	☐	03 - Diana S. Ferguson	☐	☐	☐
04 - Dorlisa K. Flur	☐	☐	☐	05 - James M. Head	☐	☐	☐	06 - Linda Heasley	☐	☐	☐
07 - Lawrence "Chip" P. Molloy	☐	☐	☐	08 - Erin Nealy Cox	☐	☐	☐	09 - Denise Paulonis	☐	☐	☐

Proposal	For	Against	Abstain
2. Approval of the compensation of the Company's executive officers including the Company's compensation practices and principles and their implementation.	☐	☐	☐
4. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year 2023.	☐	☐	☐

Proposal	1 Year	2 Years	3 Years	Abstain
3. Frequency of advisory votes on executive compensation	☐	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 P C F

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03PVUB

The Annual Meeting of Stockholders of Sally Beauty Holdings, Inc. will be held on Thursday, January 26, 2023 at 9:00 A.M. Central Time, virtually via the internet at meetnow.global/MRAZFNL. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. YOUR VOTE IS IMPORTANT Whether or not you plan to attend the Annual Meeting virtually, please promptly vote over the Internet, by telephone, or by mailing in the proxy card. Voting by any of these methods will ensure your representation at the Annual Meeting if you choose not to attend virtually. Voting early will not prevent you from voting during the virtual Annual Meeting if you wish to do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/SBH IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Proxy Sally Beauty Holdings, Inc. This Proxy is Solicited on Behalf of the Board of Directors of Sally Beauty Holdings, Inc. The undersigned hereby appoints John Henrich and Marlo Cormier, or either of them, proxies, each with full power of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of Sally Beauty Holdings, Inc. on January 26, 2023, or any adjournments thereof, upon all matters as may properly come before the meeting. Without otherwise limiting the foregoing general authorization, the proxies are instructed to vote as indicated herein. You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE. You need not mark any boxes if you wish to vote in accordance with the Board of Directors recommendations in the Proxy Statement FOR all nominees for election of directors in Proposal 1, FOR Proposal 2, for every 1 YEAR on Proposal 3 and FOR Proposal 4. If any other matters properly come before the meeting that are not specifically set forth on the proxy card and in the Proxy Statement, it is intended that the persons voting the proxies will vote in accordance with their best judgments. The proxies cannot vote your shares unless you sign and return this card or vote electronically over the Internet or via the toll-free number. Please mark, sign and date on the reverse side. C Non-Voting Items Change of Address Please print new address below. +